UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Keith Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)
Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098
Registrant’s telephone number, including area code:		312-525 7100

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2018

Item 1.  Reports to Stockholders.

The UBS Funds

Semiannual Report | December 31, 2018

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President's letter

February 13, 2019

Dear Shareholder,

While the sharp drawdown in global risk assets in the fourth quarter of 2018 stands in stark contrast to their placid uptrends in 2017, there is still something familiar in recent price action. In several ways, market behavior late in 2018 and to start 2019 resembles that of late 2015/early 2016.

Drawdowns across global equity indexes in 2018 have generally been more severe than those of three years ago, while the rise in credit spreads and decline in Treasury yields have been roughly half those in the prior period. A sharp decline in oil prices, driven by both supply and demand factors, has been a common element that has fed into weakness in the prices of risk assets. Arguably, the underlying concerns among investors in these two periods are similar as well—fears of a Fed policy mistake amid slowing global growth.

With the potential for continued volatility ahead, the timeless challenge of building a genuinely diversified portfolio capable of delivering growth and the potential for downside protection takes on a new dimension. At UBS Asset Management, our teams have distinct viewpoints and philosophies, but they all share one goal—to provide you with access to a broad range of investment solutions and superior investment performance.

In recent years, UBS Asset Management (Americas) Inc. ("UBS AM") has committed to being an industry leader in sustainable investment strategies that screen potential opportunities based on environmental, social and corporate governance criteria, in addition to traditional investment analysis. We believe that the integration of material sustainability criteria often leads to better-informed investment decisions and provides powerful diversification benefits to a portfolio across all asset classes.

At UBS AM our goal is to integrate environmental, social and governance considerations into all of our investment decisions. Over the past few years, greater levels of corporate disclosure have provided the opportunity to integrate ESG into fixed income, particularly corporate credit. Our credit analysts are at the center of ESG integration in fixed income because we believe they are best placed to make use of their in-depth knowledge of issuers and experience in fundamental analysis to provide the context in which to consider sustainability issues. They aggregate quantitative and qualitative data, consider its relevance and materiality, put it into an appropriate recommendation framework, and then also make judgements based on sometimes incomplete and imperfect information.

Our commitment to sustainable investing and to offer our clients the broadest range of sustainable investment options is evident in the two new funds we launched in 2018: the UBS Sustainable Development Bank Bond Fund and the UBS Engage For Impact Fund1. The fund complex now includes four distinct sustainability focused investment options.

The UBS Sustainable Development Bank Bond Fund seeks to invest in bonds issued by development banks. The fund focuses primarily on bonds issued by multilateral development banks. Development banks are formed by their member states with the objective to provide financial and technical assistance to improve overall living standards through sustainable economic development and growth. While each development bank has a distinct focus, development banks generally use their capital for projects that seek to improve the state of the developing world, promote sustainable growth and raise living standards.

1  Mutual Funds are sold by prospectus and you should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information before investing, prospectuses for most of our funds can be obtained from your financial advisor by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com.

President's letter

Impact and engagement investing is a natural progression within the growing sustainable investing universe as well as the fastest growing category of sustainable investing. The UBS Engage For Impact Fund is one of the first dedicated engagement and impact funds in the US. Impact and engagement investing involves asset managers engaging with companies to encourage them to improve their business models, the policies and operations they have in place, and the products and services they sell.

The UBS Engage For Impact Fund seeks to invest in companies that the portfolio managers believe are attractively valued, that integrate sustainability factors into the business model to build a competitive advantage, and whose products and services can create meaningful, intentional, verifiable and measurable impact on society and the environment. In addition, the fund targets companies which have a clearly identified potential for additional positive impact that can be driven through engagement with the companies.

These new sustainable offerings continue to broaden the depth and breadth of UBS mutual fund offerings. Our goal is to give investors the ability to build portfolios that can help them meet their financial goals. And, in the end, diversification across a range of asset classes and investment styles remains imperative, particularly in the late stages of an economic recovery.

Amid the return of volatility, we believe active managers are in a better position to take advantage of market dislocations and to seek to add value over broad market returns. We continue to believe that there are compelling opportunities across global asset classes and that the right strategies in the hands of skilled investment professionals have the potential to deliver better investment outcomes for our clients.

Sincerely,

Igor Lasun
President
The UBS Funds
Executive Director
UBS Asset Management (Americas) Inc.

The markets in review

Global growth moderates

The US economic expansion continued during the reporting period. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a 4.2% seasonally adjusted annualized rate during the second quarter of 2018—the strongest pace since the third quarter of 2014. GDP growth then moderated to 3.4% during the third quarter. Finally, the US Commerce Department's initial estimate for fourth quarter GDP growth in the US was delayed due to the partial government shutdown.

As expected, the US Federal Reserve Board (the "Fed") continued to tighten monetary policy during the reporting period. Specifically, the Fed raised rates at its meetings in March, June, September and December 2018. With its last rate hike, the federal funds rate1 moved to a range between 2.25% and 2.50%. In addition, the Fed continued reducing its balance sheet. The Fed currently anticipates making two additional 0.25% rate hikes in 2019, although this will be data dependent.

From a global perspective, in its October 2018 World Economic Outlook Update, the International Monetary Fund ("IMF") said, "Global growth for 2018—19 is projected to remain steady at its 2017 level, but its pace is less vigorous than projected in April 2018 and it has become less balanced. Downside risks to global growth have risen in the past six months and the potential for upside surprises has receded." The IMF projected that 2018 growth in the eurozone would be 2.0%, versus 2.4% in 2017. Japan's economy was expected to expand 1.1% in 2018, compared to 1.7% in 2017. Meanwhile, the IMF projected that overall growth in emerging market countries would be 4.7% in 2018, unchanged from 2017.

Global equities: A broad-based decline

The global equity market generated poor results during the reporting period. US equities posted positive returns during the first half of the period. Supporting the market were corporate profits that often exceeded expectations, in part fueled by the December 2017 tax reform bill. However, those gains were more than offset by a sharp decline over the second half of the period. In late December 2018, the US stock market, as measured by the S&P 500 Index,2 narrowly averted its first bear market (a decline of 20% from its peak) in a decade. Signs of moderating global growth, an ongoing trade dispute between the US and China, concerns over future Fed rate hikes and a partial government shutdown negatively impacted investor sentiment. All told, the S&P 500 Index declined 6.85% during the six months ended December 31, 2018. Returns were even weaker outside the US. International developed equities, as measured by the MSCI EAFE Index (net),3 returned -11.35% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),4 fell 8.49%.

1  The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The fixed income market produces mixed results

The global fixed income market generated mixed results during the reporting period. In the US, despite two Fed rate hikes, short-term Treasury yields modestly declined. Longer-term Treasury yields also fell, partially due to a flight to quality toward the end of the year. For the six months ended December 31, 2018, the yield on the US 10-year Treasury fell from 2.85% to 2.69% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,5 rose 1.65% during the reporting period. Returns of riskier fixed income securities were generally weak. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,6 declined 2.34% for the six months ended December 31, 2018. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 gained 0.65%.

5  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2018, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned -3.83% (Class A shares returned -9.10% after the deduction of the maximum sales charge), while Class P shares returned -3.81%. For purposes of comparison, the ICE BofA Merrill Lynch US Treasury 1-5 Year Index retuned 1.77% during the same time period, the MSCI World Index (net) returned -9.10%, and the Citigroup One-Month US Treasury Bill Index returned 1.04%. (Class P shares have lower expenses than the other share class in the Fund.)

Returns for all share classes over various time periods are shown on page 7; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a negative absolute return during the reporting period, with market and currency allocations detracting from results. Active currency allocation decisions did not meaningfully impact performance during the reporting period.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards did not positively or negatively impact on Fund performance. We used a variety of equity and fixed income futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, detracted from performance during the reporting period.

Portfolio performance summary1

What worked:

•  Certain market allocations were positive for returns.

  – A long exposure to investment-grade credit contributed to performance. While spreads widened slightly over the reporting period amid concerns around global growth and normalizing US monetary policy, the yield pick-up from corporate bonds offset any negative price impacts.

  – A preference for emerging market minimum volatility equities versus US equities was beneficial for performance amid greater turbulence in both markets. This view is part of a relative value view of preferring emerging market equities over US equities, but was primarily expressed via a minimum volatility position during the reporting period.

  – A larger allocation to cash added to performance as increased volatility led to negative returns across most other asset classes.

•  Certain active currency positions were positive for performance.

  – A long Mexican peso versus US dollar position contributed to results, supported by tailwinds such as valuation and carry, and the trade deal with the US.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Dynamic Alpha Fund

  – A short Chilean peso position added to results as the US dollar strengthened. This position was closed in the end of August 2018 on the back of positive performance and more normalized valuations.

  – Short positions in the Australian and Canadian dollars relative to the US dollar were additive for returns. The Australian dollar depreciated on the back of underperforming economic growth relative to the US, divergence in monetary policy and Chinese growth slowdown concerns. The Canadian dollar depreciated due to falling oil prices.

What didn't work:

•  Overall, market allocations detracted from results.

  – The Fund's preference for ex-US equities (developed and emerging markets) over US equities was a drag on performance. Rising trade tensions between the US and China, negative European political developments and slower global growth had a larger negative impact on ex-US equities over the reporting period.

  – The Fund was negatively impacted by a few equity relative value trades, including long China H shares versus Taiwanese equities, long Japanese versus French equities (TOPIX versus CAC 40) and long European bank stocks versus European stocks.

• Several active currency positions detracted from results:

  – The largest detractor during the reporting period was our long Turkish lira versus US dollar position, which was closed in mid-August 2018. The underperformance of the Turkish lira versus the US dollar was primarily driven Turkey's current deficit and runaway inflation problem, coupled with political risks and sanctions from the US government.

  – A long Colombian peso position versus the US dollar detracted from results due to tighter US monetary policy and the Colombian peso's sensitivity to falling oil prices. This position was closed in mid-August 2018.

  – Long positions in certain European currencies, such as the Norwegian Krone and Swedish Krona, were headwind for returns and they both depreciated relative to the US dollar during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2018. The views and opinions in the letter were current as of February 15, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 12/31/18 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(3.83)%	(6.18)%	(1.63)%	3.56%
Class P2	(3.81)	(5.97)	(1.40)	3.80
After deducting maximum sales charge
Class A1	(9.10)%	(11.34)%	(2.74)%	2.96%
ICE BofAML US Treasury 1-5 Year Index[3]	1.77	1.52	1.09	1.33
MSCI World Index (net)[4]	(9.10)	(8.71)	4.56	9.67
FTSE One-Month US Treasury Bill Index[5]	1.04	1.82	0.57	0.32

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 26, 2018 prospectuses were as follows: Class A—1.71% and 1.37%; Class P—1.45% and 1.12%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 29, 2019, do not exceed 1.35% for Class A shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The ICE BofAML US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The FTSE One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Dynamic Alpha Fund

Portfolio statistics—December 31, 2018 (unaudited)1

Top ten holdings

Percentage of net assets
JPMorgan Chase & Co. 3.200% due 01/25/23	0.8%
Bank of America Corp. 3.875% due 08/01/25	0.8
Citigroup, Inc. 3.875% due 10/25/23	0.5
Goldman Sachs Group, Inc./The 2.000% due 07/27/23	0.5
Cooperatieve Rabobank UA 5.500% due 06/29/20	0.5
Morgan Stanley 2.500% due 04/21/21	0.4
Mirvac Group Finance Ltd. 3.625% due 03/18/27	0.4
Dream Global Funding I Sarl 1.375% due 12/21/21	0.4
Credit Agricole SA 1.375% due 03/13/25	0.4
BNP Paribas SA 1.250% due 03/19/25	0.4
Total	5.1%

Top five breakdown by country or territory of origin

Percentage of net assets
United States	67.6%
United Kingdom	4.7
Netherlands	3.5
France	2.8
Australia	2.2
Total	80.8%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Dynamic Alpha Fund

Industry diversification—December 31, 2018 (unaudited)1,2

Corporate bonds	Percentage of net assets
Advertising	0.1%
Aerospace & defense	0.2
Agriculture	0.9
Airlines	0.2
Auto manufacturers	1.0
Banks	11.1
Beverages	0.8
Biotechnology	0.4
Chemicals	1.1
Commercial banks	1.2
Commercial services	0.6
Computers	0.4
Construction materials	0.2
Cosmetics & personal care	0.1
Diversified financial services	0.5
Electric	4.6
Electronics	0.1
Engineering & construction	0.3
Food	0.7
Gas	1.0
Healthcare-products	0.3
Healthcare-services	0.8
Household products/wares	0.2
Insurance	4.3
Internet	0.8
Investment company security	0.3
Iron & steel	0.1
Machinery-constr & mining	0.1
Media	2.0
Mining	0.6
Miscellaneous manufacturers	0.6
Oil & gas	2.0
Oil & gas services	0.1
Pharmaceuticals	2.3
Pipelines	1.5
Real estate	1.6
Real estate investment trusts	0.7
Retail	0.2
Savings & loans	0.2
Semiconductors	0.4
Software	0.4
Telecommunications	1.8
Transportation	0.9
Water	1.4
Total corporate bonds	49.1%
	Percentage of net assets
Collateralized debt obligation	0.0	%†
Collateralized mortgage obligation	0.0	†
Non-US government obligation	0.3
Exchange traded funds	7.9
Short-term investments	36.3
Total investments	93.6%
Other assets in excess of liabilities	6.4
Net assets	100.0%

†  Amount represents less than 0.05%

1  Figures represent the breakdown of direct investments of UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds: 49.1%
Australia: 2.2%
APT Pipelines Ltd. 4.200%, due 03/23/25[2]		20,000	$19,486
Aurizon Network Pty. Ltd. Series EMTN, 2.000%, due 09/18/24[2]	EUR	100,000	117,538
Australia Pacific Airports Melbourne Pty. Ltd. Series EMTN, 1.750%, due 10/15/24[2]	EUR	150,000	178,385
Commonwealth Bank of Australia Series EMTN, (fixed, converts to FRN on 10/03/24), 1.936%, due 10/03/29[2]	EUR	100,000	108,533
2.050%, due 09/18/20[3]		60,000	58,834
Mirvac Group Finance Ltd. Series EMTN, 3.625%, due 03/18/27[2]		270,000	248,332
Origin Energy Finance Ltd. 5.450%, due 10/14/21[2]		115,000	119,448
Scentre Group Trust 1 2.375%, due 04/28/21[2]		80,000	78,014
SGSP Australia Assets Pty. Ltd. Series EMTN, 3.250%, due 07/29/26[2]		200,000	184,401
Telstra Corp. Ltd. 4.800%, due 10/12/21[2]		60,000	62,337
Westpac Banking Corp. 2.800%, due 01/11/22		40,000	39,246
(fixed, converts to FRN on 09/21/27), 5.000%, due 09/21/27[4]		120,000	99,719
Total Australia corporate bonds			1,314,273
Belgium: 0.5%
AG Insurance SA (fixed, converts to FRN on 06/30/27), 3.500%, due 06/30/47[2]	EUR	100,000	112,111
Anheuser-Busch InBev SA/N.V. Series EMTN, 1.500%, due 03/17/25[2]	EUR	70,000	81,560
RESA SA 1.000%, due 07/22/26[2]	EUR	100,000	113,118
Total Belgium corporate bonds			306,789
Bermuda: 0.3%
Bacardi Ltd. 2.750%, due 07/03/23[2]	EUR	170,000	204,594
British Virgin Islands: 0.3%
Sinopec Capital 2013 Ltd. 3.125%, due 04/24/23[2]		200,000	194,202
Canada: 1.4%
Bell Canada, Inc. Series MTN, 4.750%, due 09/29/44	CAD	40,000	28,898
	Face amount[1]		Value
Canadian Natural Resources Ltd. 2.950%, due 01/15/23	CAD	55,000	$52,571
3.850%, due 06/01/27		60,000	56,630
Series GMTN, 4.950%, due 06/01/47		20,000	19,211
Cenovus Energy, Inc. 4.250%, due 04/15/27		70,000	63,792
Nexen Energy ULC 6.400%, due 05/15/37		80,000	97,472
Royal Bank of Canada 1.650%, due 07/15/21	CAD	230,000	164,000
Suncor Energy, Inc. 6.500%, due 06/15/38		90,000	103,591
TELUS Corp. 3.750%, due 01/17/25	CAD	45,000	33,350
Toronto Dominion Bank/The 2.045%, due 03/08/21	CAD	200,000	144,631
Yamana Gold, Inc. 4.950%, due 07/15/24		90,000	88,885
Total Canada corporate bonds			853,031
Cayman Islands: 1.1%
Alibaba Group Holding Ltd. 3.400%, due 12/06/27		200,000	184,634
Phoenix Group Holdings 4.125%, due 07/20/22	GBP	150,000	189,331
Vale Overseas Ltd. 6.250%, due 08/10/26		80,000	86,400
XLIT Ltd. 5.250%, due 12/15/43		45,000	48,205
Yorkshire Water Finance PLC Series EMTN, (fixed, converts to FRN on 03/22/23), 3.750%, due 03/22/46[2]	GBP	100,000	131,005
Total Cayman Islands corporate bonds			639,575
Curacao: 0.1%
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21		40,000	37,900
Czech Republic: 0.2%
NET4GAS sro Series EMTN, 2.500%, due 07/28/21[2]	EUR	100,000	119,597
Denmark: 0.3%
Ap Moller Maersk A/S Series EMTN, 1.750%, due 03/16/26[2]	EUR	100,000	108,934
Orsted A/S (fixed, converts to FRN on 11/06/20), 3.000%, due 11/06/3015[2]	EUR	40,000	46,518
Total Denmark corporate bonds			155,452

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(Continued)
Finland: 0.4%
Elenia Finance OYJ Series EMTN, 2.875%, due 12/17/20[2]	EUR	100,000	$120,164
Teollisuuden Voima OYJ Series EMTN, 2.500%, due 03/17/21[2]	EUR	125,000	148,312
Total Finland corporate bonds			268,476
France: 2.8%
AXA SA Series EMTN, (fixed, converts to FRN on 05/28/29), 3.250%, due 05/28/49[2]	EUR	100,000	109,205
Series EMTN, (fixed, converts to FRN on 07/06/27), 3.375%, due 07/06/47[2]	EUR	100,000	114,650
Banque Federative du Credit Mutuel SA Series EMTN, 3.000%, due 09/11/25[2]	EUR	100,000	120,519
BNP Paribas SA Series EMTN, 1.000%, due 04/17/24[2]	EUR	100,000	112,163
Series EMTN, 1.250%, due 03/19/25[2]	EUR	200,000	224,530
BPCE SA Series EMTN, 1.375%, due 03/23/26[2]	EUR	100,000	112,049
Credit Agricole SA Series EMTN, 1.375%, due 03/13/25[2]	EUR	200,000	226,816
Credit Logement SA 3 mo. Euribor + 1.150%, 0.839%, due 03/16/19[2,4,5]	EUR	100,000	98,944
Electricite de France SA 6.950%, due 01/26/39[3]		50,000	58,302
Engie SA (fixed, converts to FRN on 07/10/21), 4.750%, due 07/10/21[2,4]	EUR	100,000	121,478
SCOR SE (fixed, converts to FRN on 03/13/29), 5.250%, due 03/13/29[2,4]		200,000	163,000
TDF Infrastructure SAS 2.875%, due 10/19/22[2]	EUR	100,000	121,878
Terega SA 2.200%, due 08/05/25[2]	EUR	100,000	118,954
Total France corporate bonds			1,702,488
Germany: 1.1%
ADLER Real Estate AG 3.000%, due 04/27/26[2]	EUR	100,000	105,117
Allianz SE Series EMTN, (fixed, converts to FRN on 10/24/23), 4.750%, due 10/24/23[2,4]	EUR	100,000	125,776
	Face amount[1]		Value
Deutsche Bank AG 3.150%, due 01/22/21	EUR	155,000	$149,797
Henkel AG & Co. KGaA Series EMTN, 1.500%, due 09/13/19[2]		150,000	148,362
Volkswagen Leasing GmbH Series EMTN, 1.000%, due 02/16/23[2]	EUR	50,000	56,115
Series EMTN, 1.625%, due 08/15/25[2]	EUR	70,000	77,297
Total Germany corporate bonds			662,464
Hong Kong: 0.3%
CNAC HK Finbridge Co. Ltd. 3.500%, due 07/19/22[2]		200,000	195,065
Ireland: 0.8%
Aquarius & Investments PLC for Swiss Reinsurance Co. Ltd. (fixed, converts to FRN on 09/01/19), 6.375%, due 09/01/24[2]		200,000	201,340
Fresenius Finance Ireland PLC 1.500%, due 01/30/24[2]	EUR	50,000	57,283
GE Capital International Funding Co., Unlimited Co. 4.418%, due 11/15/35		200,000	168,262
Shire Acquisitions Investments Ireland DAC 3.200%, due 09/23/26		50,000	45,270
Total Ireland corporate bonds			472,155
Italy: 0.8%
Autostrade per l'Italia SpA Series EMTN, 1.125%, due 11/04/21[2]	EUR	100,000	108,568
Buzzi Unicem SpA 2.125%, due 04/28/23[2]	EUR	100,000	114,326
CDP Reti SpA 1.875%, due 05/29/22[2]	EUR	155,000	171,001
Italgas SpA, Series EMTN, 1.625%, due 01/19/27[2]	EUR	100,000	109,457
Total Italy corporate bonds			503,352
Japan: 0.3%
Mitsubishi UFJ Financial Group, Inc. 2.665%, due 07/25/22		60,000	58,310
Sumitomo Mitsui Financial Group, Inc. 2.934%, due 03/09/21		40,000	39,577
3.102%, due 01/17/23		110,000	107,898
Total Japan corporate bonds			205,785
Jersey: 0.4%
AA Bond Co. Ltd. Series EMTN, 2.875%, due 01/31/22[2]	GBP	174,000	206,090

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(Continued)
Jersey—(Concluded)
HSBC Bank Capital Funding Sterling 2 LP (fixed, converts to FRN on 04/07/20), 5.862%, due 04/07/20[4]	GBP	40,000	$52,020
Total Jersey corporate bonds			258,110
Luxembourg: 1.2%
ADO Properties SA 1.500%, due 07/26/24[2]	EUR	100,000	107,046
Allergan Funding SCS 1.250%, due 06/01/24	EUR	100,000	111,903
2.125%, due 06/01/29	EUR	100,000	109,367
3.450%, due 03/15/22		70,000	68,926
4.750%, due 03/15/45		20,000	19,010
Aroundtown SA Series EMTN, 1.000%, due 01/07/25[2]	EUR	100,000	106,015
Dream Global Funding I Sarl 1.375%, due 12/21/21[2]	EUR	200,000	227,570
Total Luxembourg corporate bonds			749,837
Mexico: 0.8%
Mexichem SAB de CV 5.500%, due 01/15/48[3]		200,000	171,000
Mexico City Airport Trust 5.500%, due 07/31/47[2]		200,000	175,500
Petroleos Mexicanos Series EMTN, 3.750%, due 02/21/24[2]	EUR	100,000	109,969
5.500%, due 02/24/25[2]	EUR	30,000	35,619
Total Mexico corporate bonds			492,088
Netherlands: 3.5%
Argentum Netherlands BV for Swiss Life AG (fixed, converts to FRN on 06/16/25), 4.375%, due 06/16/25[2,4]	EUR	100,000	118,004
Cooperatieve Rabobank UA (fixed, converts to FRN on 06/29/20), 5.500%, due 06/29/20[2,4]	EUR	250,000	293,240
Deutsche Telekom International Finance BV Series EMTN, 6.500%, due 04/08/22[2]	GBP	40,000	58,346
ELM BV for Swiss Reinsurance Co. Ltd. (fixed, converts to FRN on 09/01/25), 2.600%, due 09/01/25[2,4]	EUR	130,000	147,823
Iberdrola International BV (fixed, converts to FRN on 05/22/23), 1.875%, due 05/22/23[2,4]	EUR	100,000	107,093
Series EMTN, (fixed, converts to FRN on 03/26/24), 2.625%, due 03/26/24[2,4]	EUR	100,000	110,708
ING Groep N.V. Series EMTN, 1.125%, due 02/14/25[2]	EUR	100,000	112,208
	Face amount[1]		Value
Mylan N.V. 3.125%, due 11/22/28[2]	EUR	180,000	$207,100
Redexis Gas Finance BV Series EMTN, 1.875%, due 04/27/27[2]	EUR	100,000	108,884
Ren Finance BV Series EMTN, 2.500%, due 02/12/25[2]	EUR	180,000	217,367
Shell International Finance BV 4.375%, due 05/11/45		110,000	113,217
Teva Pharmaceutical Finance Netherlands II BV 1.125%, due 10/15/24[2]	EUR	100,000	95,985
Teva Pharmaceutical Finance Netherlands III BV 2.800%, due 07/21/23		75,000	64,313
Volkswagen International Finance N.V. 1.125%, due 10/02/23[2]	EUR	100,000	112,044
Series NC6, (fixed, converts to FRN on 06/27/24), 3.375%, due 06/27/24[2,4]	EUR	100,000	107,128
Vonovia Finance BV (fixed, converts to FRN on 12/17/21), 4.000%, due 12/17/21[2,4]	EUR	100,000	117,898
Total Netherlands corporate bonds			2,091,358
Poland: 0.2%
Tauron Polska Energia SA 2.375%, due 07/05/27[2]	EUR	100,000	110,303
Portugal: 0.2%
Galp Gas Natural Distribuicao SA Series EMTN, 1.375%, due 09/19/23[2]	EUR	100,000	113,661
Singapore: 0.3%
DBS Group Holdings Ltd. Series GMTN, (fixed, converts to FRN on 09/07/21), 3.600%, due 09/07/21[2,4]		200,000	191,000
Spain: 1.3%
Aigues de Barcelona Finance SAU 1.944%, due 09/15/21[2]	EUR	175,000	206,784
Banco Santander SA 3.250%, due 04/04/26[2]	EUR	100,000	117,183
Series EMTN, 4.000%, due 01/19/23[2]	AUD	200,000	142,087
Canal de Isabel II Gestion SA Series EMTN, 1.680%, due 02/26/25[2]	EUR	100,000	114,254
FCC Aqualia SA 1.413%, due 06/08/22[2]	EUR	150,000	171,578
Total Spain corporate bonds			751,886
Sweden: 0.2%
Akelius Residential Property AB Series EMTN, 1.750%, due 02/07/25[2]	EUR	100,000	109,820

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(Continued)
United Kingdom: 4.7%
Anglian Water Services Financing PLC Series EMTN, 4.500%, due 02/22/26[2]	GBP	100,000	$136,390
Barclays Bank PLC Series EMTN, 6.625%, due 03/30/22[2]	EUR	50,000	64,197
9.500%, due 08/07/21[2]	GBP	80,000	117,528
Barclays PLC (fixed, converts to FRN on 10/06/22), 2.375%, due 10/06/23[2]	GBP	100,000	123,498
Series EMTN, (fixed, converts to FRN on 11/11/20), 2.625%, due 11/11/25[2]	EUR	100,000	113,074
BAT International Finance PLC Series EMTN, 0.875%, due 10/13/23[2]	EUR	200,000	222,671
BUPA Finance PLC (fixed, converts to FRN on 09/16/20), 6.125%, due 09/16/20[4]	GBP	45,000	59,637
Cadent Finance PLC Series EMTN, 2.750%, due 09/22/46[2]	GBP	100,000	109,264
Diageo Capital PLC 3.875%, due 04/29/43		50,000	48,938
HSBC Holdings PLC 5.100%, due 04/05/21		150,000	155,111
Lloyds Banking Group PLC (fixed, converts to FRN on 11/07/27), 3.574%, due 11/07/28		220,000	195,808
Nationwide Building Society Series EMTN, (fixed, converts to FRN on 07/25/24), 2.000%, due 07/25/29[2]	EUR	100,000	106,091
Prudential PLC Series EMTN, (fixed, converts to FRN on 07/20/35), 5.000%, due 07/20/55[2]	GBP	100,000	126,307
Royal Bank of Scotland Group PLC 3.875%, due 09/12/23		200,000	191,725
(fixed, converts to FRN on 06/25/23), 4.519%, due 06/25/24		200,000	196,234
6.100%, due 06/10/23		80,000	81,259
SSE PLC (fixed, converts to FRN on 09/10/20), 3.875%, due 09/10/20[2,4]	GBP	100,000	125,261
Standard Chartered PLC (fixed, converts to FRN on 03/15/23), 3.885%, due 03/15/24[2]		200,000	193,599
Tesco Property Finance 4 PLC 5.801%, due 10/13/40[2]	GBP	136,935	197,535
Thames Water Utilities Finance PLC Series EMTN, 5.125%, due 09/28/37[2]	GBP	50,000	77,063
	Face amount[1]		Value
Virgin Money Holdings UK PLC Series GMTN, (fixed, converts to FRN on 04/24/25), 3.375%, due 04/24/26[2]	GBP	100,000	$119,028
Vodafone Group PLC 4.375%, due 02/19/43		25,000	21,300
WPP Finance 2010 3.750%, due 09/19/24		50,000	46,723
Total United Kingdom corporate bonds			2,828,241
United States: 23.4%
21st Century Fox America, Inc. 6.200%, due 12/15/34		120,000	146,036
ABB Finance USA, Inc. 2.875%, due 05/08/22		70,000	68,923
Abbott Laboratories 3.750%, due 11/30/26		40,000	39,525
4.900%, due 11/30/46		80,000	84,092
AbbVie, Inc. 1.375%, due 05/17/24	EUR	100,000	115,530
2.900%, due 11/06/22		50,000	48,649
4.250%, due 11/14/28		80,000	77,712
4.400%, due 11/06/42		60,000	53,045
4.875%, due 11/14/48		55,000	51,384
Albemarle Corp. 5.450%, due 12/01/44		70,000	70,060
Alphabet, Inc. 1.998%, due 08/15/26		160,000	145,534
Altria Group, Inc. 4.250%, due 08/09/42		160,000	129,206
Amazon.com, Inc. 2.800%, due 08/22/24		180,000	174,939
American Airlines Pass-Through Trust Series 2014-1, Class B, 4.375%, due 10/01/22		59,233	58,604
American Express Co. 3.400%, due 02/27/23		115,000	113,923
Amgen, Inc. 4.400%, due 05/01/45		40,000	37,506
Andeavor Logistics LP 3.500%, due 12/01/22		30,000	29,035
4.250%, due 12/01/27		30,000	28,336
Anheuser-Busch Cos. LLC/ Anheuser-Busch InBev Worldwide, Inc. 3.650%, due 02/01/26[3]		30,000	28,357
Anheuser-Busch InBev Worldwide, Inc. 3.750%, due 01/15/22		100,000	100,069
Apache Corp. 4.250%, due 01/15/44		120,000	96,738
Apple, Inc. 3.850%, due 08/04/46		130,000	122,581
AT&T, Inc. 3.000%, due 02/15/22		80,000	78,484
4.750%, due 05/15/46		140,000	124,603
5.000%, due 03/01/21		100,000	103,397
5.550%, due 08/15/41		80,000	78,526

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(Continued)
United States—(Continued)
AXA Equitable Holdings, Inc. 3.900%, due 04/20/23[3]		50,000	$49,378
Baltimore Gas & Electric Co. 3.500%, due 08/15/46		50,000	44,157
Bank of America Corp. Series MTN, 3.875%, due 08/01/25		460,000	455,266
BAT Capital Corp. 3.557%, due 08/15/27		50,000	44,412
Berkshire Hathaway, Inc. 3.125%, due 03/15/26		50,000	48,486
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, due 01/15/24		160,000	151,366
Burlington Northern Santa Fe LLC 5.400%, due 06/01/41		60,000	67,979
Capital One Financial Corp. 3.200%, due 02/05/25		120,000	112,073
Celgene Corp. 3.875%, due 08/15/25		100,000	96,310
CF Industries, Inc. 5.150%, due 03/15/34		60,000	50,400
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.464%, due 07/23/22		80,000	80,765
4.500%, due 02/01/24		80,000	79,873
5.375%, due 05/01/47		40,000	36,291
Chevron Phillips Chemical Co. LLC/ Chevron Phillips Chemical Co. LP 3.300%, due 05/01/23[3]		155,000	153,312
Chubb INA Holdings, Inc. 2.500%, due 03/15/38	EUR	100,000	112,713
Cigna Corp. 3.400%, due 09/17/21[3]		65,000	64,849
4.375%, due 10/15/28[3]		70,000	70,433
4.900%, due 12/15/48[3]		30,000	29,392
Citigroup, Inc. 3.875%, due 10/25/23		320,000	320,909
4.600%, due 03/09/26		40,000	39,496
4.650%, due 07/23/48		135,000	132,122
Comcast Corp. 3.450%, due 10/01/21		75,000	75,757
3.950%, due 10/15/25		85,000	86,045
4.150%, due 10/15/28		55,000	55,883
4.700%, due 10/15/48		30,000	30,524
4.750%, due 03/01/44		20,000	20,058
4.950%, due 10/15/58		35,000	35,638
Conagra Brands, Inc. 3.800%, due 10/22/21		20,000	20,006
4.600%, due 11/01/25		65,000	65,235
5.400%, due 11/01/48		55,000	50,717
Consumers Energy Co. 3.250%, due 08/15/46		30,000	25,431
CVS Health Corp. 3.350%, due 03/09/21		55,000	54,816
	Face amount[1]		Value
4.300%, due 03/25/28		90,000	$88,127
5.050%, due 03/25/48		40,000	38,956
5.125%, due 07/20/45		90,000	87,717
Dell International LLC 8.350%, due 07/15/46[3]		120,000	130,064
Dominion Energy, Inc. Series D, 2.850%, due 08/15/26		40,000	36,879
DowDuPont, Inc. 4.493%, due 11/15/25		50,000	51,502
DTE Energy Co. 6.375%, due 04/15/33		80,000	95,538
Duke Energy Carolinas LLC 4.000%, due 09/30/42		70,000	67,342
Eaton Corp. 4.150%, due 11/02/42		60,000	55,775
Eli Lilly & Co. 3.100%, due 05/15/27		20,000	19,375
Enable Midstream Partners LP 3.900%, due 05/15/24[6]		60,000	57,550
Energy Transfer Operating LP 6.000%, due 06/15/48		70,000	68,249
6.050%, due 06/01/41		90,000	86,087
EnLink Midstream Partners LP 4.400%, due 04/01/24		80,000	75,385
Enterprise Products Operating LLC 4.850%, due 03/15/44		50,000	48,543
ERAC USA Finance LLC 5.625%, due 03/15/42[3]		40,000	43,781
ERP Operating LP 3.375%, due 06/01/25		70,000	68,811
Exelon Corp. 3.400%, due 04/15/26		55,000	52,316
Exxon Mobil Corp. 3.567%, due 03/06/45		30,000	28,344
FedEx Corp. 4.550%, due 04/01/46		20,000	18,201
Fifth Third Bancorp 2.600%, due 06/15/22		70,000	68,089
Five Corners Funding Trust 4.419%, due 11/15/23[3]		100,000	102,871
Freeport-McMoRan, Inc. 3.550%, due 03/01/22		100,000	94,625
3.875%, due 03/15/23		100,000	92,500
General Electric Co. 2.125%, due 05/17/37	EUR	100,000	89,264
4.125%, due 10/09/42		30,000	23,401
Series MTN, 4.375%, due 09/16/20		40,000	39,936
Series MTNA, 6.750%, due 03/15/32		50,000	52,149
General Motors Financial Co., Inc. 3.200%, due 07/06/21		80,000	78,141
4.350%, due 04/09/25		160,000	151,607
Gilead Sciences, Inc. 2.050%, due 04/01/19		40,000	39,908

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(Continued)
United States—(Continued)
4.750%, due 03/01/46		30,000	$29,803
4.800%, due 04/01/44		45,000	45,191
Glencore Funding LLC 2.500%, due 01/15/19[3]		9,000	8,996
4.125%, due 05/30/23[3]		70,000	68,739
Goldman Sachs Group, Inc./The Series EMTN, 1.625%, due 07/27/26[2]	EUR	100,000	110,958
Series EMTN, 2.000%, due 07/27/23[2]	EUR	270,000	318,491
Series EMTN, 2.000%, due 11/01/28[2]	EUR	60,000	66,262
5.150%, due 05/22/45		60,000	55,910
Hartford Financial Services Group, Inc./The 4.300%, due 04/15/43		60,000	55,811
4.400%, due 03/15/48		90,000	84,058
HCP, Inc. 3.875%, due 08/15/24		70,000	68,886
Home Depot, Inc./The 4.875%, due 02/15/44		40,000	42,748
Honeywell International, Inc. 1.800%, due 10/30/19		60,000	59,413
Illinois Tool Works, Inc. 2.650%, due 11/15/26		100,000	92,973
JPMorgan Chase & Co. 3.200%, due 01/25/23		470,000	463,126
3.625%, due 12/01/27		120,000	111,733
Kinder Morgan, Inc. 3.150%, due 01/15/23		140,000	135,830
5.625%, due 11/15/23[3]		30,000	31,745
Kraft Heinz Foods Co. 4.875%, due 02/15/25[3]		50,000	50,206
5.000%, due 06/04/42		80,000	71,625
Kroger Co./The 3.700%, due 08/01/27		100,000	94,455
3.875%, due 10/15/46		20,000	16,290
4.650%, due 01/15/48		30,000	27,561
Liberty Mutual Group, Inc. 2.750%, due 05/04/26[2]	EUR	140,000	164,660
4.250%, due 06/15/23[3]		100,000	100,816
Lincoln National Corp. 3.800%, due 03/01/28		110,000	106,749
Lowe's Cos., Inc. 4.250%, due 09/15/44		70,000	61,999
Marathon Oil Corp. 3.850%, due 06/01/25		70,000	65,697
Medtronic, Inc. 4.625%, due 03/15/45		30,000	31,496
Merck & Co., Inc. 3.700%, due 02/10/45		20,000	19,237
Metropolitan Life Global Funding I Series GMTN, 1.250%, due 09/17/21[2]	EUR	100,000	117,553
	Face amount[1]	Value
Microsoft Corp. 2.400%, due 08/08/26	50,000	$46,790
3.500%, due 11/15/42	50,000	46,576
3.700%, due 08/08/46	90,000	86,642
Molson Coors Brewing Co. 3.000%, due 07/15/26	40,000	35,642
Monongahela Power Co. 5.400%, due 12/15/43[3]	40,000	46,661
Morgan Stanley Series GMTN, 2.500%, due 04/21/21	270,000	264,569
Series GMTN, 4.000%, due 07/23/25	90,000	88,829
Series GMTN, 4.350%, due 09/08/26	70,000	68,061
6.375%, due 07/24/42	40,000	49,009
MPLX LP 5.200%, due 03/01/47	60,000	55,299
NBCUniversal Media LLC 4.375%, due 04/01/21	180,000	184,490
Oncor Electric Delivery Co. LLC 3.700%, due 11/15/28[3]	50,000	50,560
7.000%, due 05/01/32	70,000	90,401
Pacific Gas & Electric Co. 6.050%, due 03/01/34	130,000	120,591
PacifiCorp 6.000%, due 01/15/39	80,000	96,152
Philip Morris International, Inc. 4.250%, due 11/10/44	50,000	45,660
Phillips 66 4.650%, due 11/15/34	50,000	48,748
Phillips 66 Partners LP 4.680%, due 02/15/45	35,000	31,558
PPL Capital Funding, Inc. 4.700%, due 06/01/43	90,000	88,262
Procter & Gamble Co./The 2.450%, due 11/03/26	60,000	56,215
QUALCOMM, Inc. 3.250%, due 05/20/27	90,000	84,106
4.300%, due 05/20/47	40,000	35,575
Reynolds American, Inc. 4.450%, due 06/12/25	70,000	67,526
5.700%, due 08/15/35	45,000	43,980
Roche Holdings, Inc. 2.625%, due 05/15/26[2]	200,000	189,248
Rowan Cos., Inc. 7.875%, due 08/01/19	30,000	29,700
Schlumberger Holdings Corp. 3.000%, due 12/21/20[3]	70,000	69,379
Sempra Energy 6.000%, due 10/15/39	70,000	77,908
Southern Co./The 3.250%, due 07/01/26	80,000	74,979
4.400%, due 07/01/46	30,000	27,621
Southwestern Electric Power Co. 6.200%, due 03/15/40	105,000	124,402

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(Concluded)
United States—(Concluded)
SunTrust Banks, Inc. 2.700%, due 01/27/22		110,000	$107,277
Swiss Re Treasury US Corp. 4.250%, due 12/06/42[3]		50,000	48,785
Teachers Insurance & Annuity Association of America 4.900%, due 09/15/44[3]		40,000	41,531
Time Warner Cable LLC 4.500%, due 09/15/42		60,000	48,291
5.000%, due 02/01/20		150,000	152,086
Union Pacific Corp. 4.050%, due 11/15/45		40,000	36,468
United Airlines Pass-Through Trust Series 2016-1, Class B, 3.650%, due 01/07/26		47,859	46,778
United Technologies Corp. 3.350%, due 08/16/21		50,000	49,863
3.950%, due 08/16/25		55,000	54,599
4.625%, due 11/16/48		30,000	29,011
Valero Energy Corp. 4.900%, due 03/15/45		70,000	65,878
Verizon Communications, Inc. 2.875%, due 01/15/38	EUR	110,000	126,329
2.946%, due 03/15/22		150,000	148,112
3.376%, due 02/15/25		50,000	48,510
5.250%, due 03/16/37		30,000	31,283
5.500%, due 03/16/47		120,000	127,776
Virginia Electric & Power Co. Series C, 4.000%, due 11/15/46		50,000	47,362
VMware, Inc. 3.900%, due 08/21/27		80,000	71,001
Walt Disney Co./The Series MTN, 1.850%, due 07/30/26		30,000	26,696
Wells Fargo & Co. 2.100%, due 07/26/21		100,000	96,874
Series MTN, 2.625%, due 07/22/22		110,000	106,063
3.069%, due 01/24/23		130,000	126,614
Williams Cos., Inc./The 4.300%, due 03/04/24		80,000	79,716
4.550%, due 06/24/24		40,000	40,386
4.900%, due 01/15/45		20,000	18,169
Xcel Energy, Inc. 4.800%, due 09/15/41		100,000	101,893
Total United States corporate bonds			14,097,426
Total corporate bonds (cost $31,044,326)			29,628,928
	Face amount[1]		Value
Collateralized debt obligation: 0.0%†
Cayman Islands: 0.0%†
LNR CDO IV Ltd. Series 2006-1A, Class FFX, 7.592%, due 05/28/43[3,7,8,9] (cost $8,094,229)		8,000,000	$0
Collateralized mortgage obligation: 0.0%†
United States: 0.0%†
Structured Adjustable Rate Mortgage Loan Trust Series 2005-7, Class B11, 4.370%, due 04/25/35[10] (cost $9,830)		80,080	1,866
Non-US government obligation: 0.3%
Italy: 0.3%
Italy Buoni Poliennali Del Tesoro 1.350%, due 04/15/22 (cost $166,110)	EUR	150,000	172,352
	Number of shares
Exchange traded funds: 7.9%
iShares Edge MSCI Minimum Volatility Emerging Markets ETF		51,500	2,877,305
iShares JP Morgan EM Local Currency Bond ETF		43,500	1,873,980
Total exchange traded funds (cost $4,666,063)			4,751,285
Short-term investments: 36.3%
Investment company: 3.7%
State Street Institutional U.S. Government Money Market Fund		2,253,024	2,253,024
	Face amount[1]
U.S. treasury obligations: 32.6%
US Treasury Bills 2.281%, due 02/28/19[11]		9,750,000	9,712,588
2.427%, due 04/04/19[11]		10,000,000	9,938,840
Total U.S. treasury obligations (cost $19,653,881)			19,651,428
Total short-term investments (cost $21,906,905)			21,904,452
Total investments: 93.6% (cost $65,887,463)			56,458,883
Other assets in excess of liabilities: 6.4%			3,883,017
Net assets: 100.0%			$60,341,900

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 96.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2018 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
26	CAD	S&P TSX 60 Index Futures	March 2019	$3,368,859	$3,265,427	$(103,432)
2	EUR	DAX Index Futures	March 2019	616,329	605,042	(11,287)
294	EUR	EURO STOXX 600 Bank Index Futures	March 2019	2,275,640	2,197,949	(77,691)
14	EUR	FTSE MIB Index Futures	March 2019	1,499,808	1,460,166	(39,642)
17	GBP	FTSE 100 Index Futures	March 2019	1,458,498	1,442,885	(15,613)
29	HKD	Hang Seng Index Futures	January 2019	1,883,216	1,870,621	(12,595)
37	JPY	TOPIX Index Futures	March 2019	5,347,657	5,041,696	(305,961)
75	USD	Mini MSCI Emerging Markets (EM) Index Futures	March 2019	3,710,008	3,625,500	(84,508)
4	USD	S&P 500 E-Mini Index Futures	March 2019	531,262	501,040	(30,222)
Interest rate futures buy contracts:
3	CAD	Canada Government Bond 10 Year Futures	March 2019	$290,902	$300,549	$9,647
US Treasury futures buy contracts:
18	USD	US Treasury Note 5 Year Futures	March 2019	$2,032,339	$2,064,375	$32,036
Total				$23,014,518	$22,375,250	$(639,268)
Index futures sell contracts:
27	AUD	ASX SPI 200 Index Futures	March 2019	$(2,652,435)	$(2,643,900)	$8,535
39	EUR	CAC 40 Index Futures	January 2019	(2,144,369)	(2,112,894)	31,475
65	EUR	EURO STOXX 50 Index Futures	March 2019	(2,270,656)	(2,214,849)	55,807
80	USD	MSCI Taiwan Index Futures	January 2019	(2,829,440)	(2,875,200)	(45,760)
Interest rate futures sell contracts:
34	EUR	German Euro Bund Futures	March 2019	$(6,329,579)	$(6,370,780)	$(41,201)
13	GBP	United Kingdom Long Gilt Bond Futures	March 2019	(2,023,631)	(2,040,902)	(17,271)
US Treasury futures sell contracts:
21	USD	Ultra Long US Treasury Bond Futures	March 2019	$(3,202,610)	$(3,373,781)	$(171,171)
7	USD	US Treasury Note 10 Year Futures	March 2019	(832,726)	(854,110)	(21,384)
Total				$(22,285,446)	$(22,486,416)	$(200,970)
Net unrealized depreciation						$(840,238)

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2018 (unaudited)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BOA	EUR	7,295,000	USD	8,420,166	01/23/19	$48,013
CITI	USD	1,983,864	GBP	1,550,000	01/23/19	(6,280)
CSI	BRL	1,610,000	USD	431,983	01/23/19	17,100
HSBC	KRW	5,733,000,000	USD	5,108,032	01/23/19	(32,906)
HSBC	TWD	14,400,000	USD	470,819	01/23/19	1,517
JPMCB	NZD	9,390,000	USD	6,175,123	01/23/19	(129,651)
JPMCB	USD	360,607	KRW	409,000,000	01/23/19	6,155
SSC	AUD	3,740,000	USD	2,661,149	01/23/19	25,789
SSC	CAD	3,745,000	USD	2,873,294	01/23/19	128,621
SSC	CHF	2,245,000	USD	2,273,694	01/23/19	(14,426)
SSC	CNY	7,870,000	USD	1,130,422	01/23/19	(15,908)
SSC	EUR	460,000	USD	525,896	01/23/19	(2,026)
SSC	GBP	3,745,000	USD	4,903,843	01/23/19	125,744
SSC	HKD	720,000	USD	91,980	01/23/19	(21)
SSC	HKD	1,710,000	USD	218,830	01/23/19	327
SSC	JPY	89,700,000	USD	800,929	01/23/19	(18,510)
SSC	NOK	2,680,000	USD	310,691	01/23/19	453
SSC	USD	205,000	AUD	283,556	01/23/19	(5,194)
SSC	USD	349,713	CHF	345,000	01/23/19	1,913
SSC	USD	967,735	EUR	845,000	01/23/19	2,034
SSC	USD	664,649	GBP	525,000	01/23/19	5,178
SSC	USD	5,835,540	JPY	651,200,000	01/23/19	113,385
SSC	USD	414,545	KRW	464,000,000	01/23/19	1,537
SSC	USD	3,738,106	MXN	72,440,000	01/23/19	(62,795)
SSC	USD	2,272,664	NOK	18,700,000	01/23/19	(107,944)
SSC	USD	868,977	NZD	1,280,000	01/23/19	(9,540)
SSC	USD	2,080,875	SEK	18,610,000	01/23/19	22,330
Net unrealized appreciation						$94,895

Credit default swap agreements on corporate issues—sell protection12

Counterparty	Referenced obligations	Notional amount (000)	Maturity date	Payment frequency	Payments received by the Portfolio[13]	Upfront payments received	Value	Unrealized appreciation
JPMCB	Teck Resources Ltd. bond, 3.150%, due 03/20/20	USD 90	03/20/20	Quarterly	1.000%	$1,768	$777	$2,545

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2018 (unaudited)

Centrally cleared credit default swap agreements on credit indices—buy protection14

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Upfront payments received	Value	Unrealized appreciation
CDX North America Investment Grade 31 Index	USD	15,000	12/20/23	Quarterly	1.000%	$262,065	$(88,589)	$173,476
iTraxx Europe Series 30 Index	EUR	7,000	12/20/23	Quarterly	1.000	127,495	(46,506)	80,989
Total						$389,560	$(135,095)	$254,465

Centrally cleared credit default swap agreements on credit indices—sell protection12

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[13]	Upfront payments made	Value	Unrealized depreciation
CDX North America High Yield 31 Index	USD	1,800	12/20/23	Quarterly	5.000%	$(123,969)	$39,542	$(84,427)
iTraxx Europe Crossover Series 30 Index	EUR	691	12/20/23	Quarterly	5.000	(85,491)	51,351	(34,140)
Total						$(209,460)	$90,893	$(118,567)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$29,628,928	$—	$29,628,928
Collateralized debt obligation	—	—	0	0
Collateralized mortgage obligation	—	1,866	—	1,866
Non-US government obligation	—	172,352	—	172,352
Exchange traded funds	4,751,285	—	—	4,751,285
Short-term investments	—	21,904,452	—	21,904,452
Futures contracts	137,500	—	—	137,500
Forward foreign currency contracts	—	500,096	—	500,096
Swap agreements	—	91,670	—	91,670
Total	$4,888,785	$52,299,364	$0	$57,188,149
Liabilities
Futures contracts	$(977,738)	$—	$—	$(977,738)
Forward foreign currency contracts	—	(405,201)	—	(405,201)
Swap agreements	—	(135,095)	—	(135,095)
Total	$(977,738)	$(540,296)	$—	$(1,518,034)

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2018 (unaudited)

At December 31, 2018, there were no transfers between Level 1 and Level 2. At June 30, 2018, $38,046 and $(538,903) of futures contracts were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

Level 3 rollforward disclosure

The following is a rollforward of the Fund's investment that were valued using unobservable inputs for the period ended December 31, 2018:

Collaterallized debt obligation
Assets
Beginning balance	$0
Purchases	—
Sales	—
Accrued discounts/(premiums)	(666)
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	666
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$0

The change in net unrealized appreciation (depreciation) relating to the Level 3 investments held at December 31, 2018 was $666.

Portfolio footnotes

†  Amount represents less than 0.05%.

1  In US dollars unless otherwise indicated.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $1,477,991, represented 2.6% of the Fund's net assets at period end.

4  Perpetual investment. Date shown reflects the next call date.

5  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

6  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

7  Illiquid investment at period end. Illiquid assets, in the amount of $0, represented 0.0% of the Fund's net assets at period end.

8  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

9  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

10  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

11  Rate shown is the discount rate at the date of purchase unless otherwise noted.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

13  Payments made or received are based on the notional amount.

14  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2018, Class A shares of UBS Global Allocation Fund (the "Fund") returned -7.04% (Class A shares returned-12.13% after the deduction of the maximum sales charge), while Class P shares returned -6.96%. In contrast, the Fund's secondary benchmark, the 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD), returned -4.66% during the same time period. For comparison purposes, the Fund's primary benchmark, the MSCI All Country World Index (net) returned -9.02% and the Citigroup World Government Bond Index (Hedged in USD) returned 1.81%. (Class P shares have lower expenses than the other share class in the Fund. Returns for all share classes over various time periods are shown on page 23; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a negative absolute return during the reporting period. Market allocation and security selection were negative for results, whereas the currency strategy was additive for performance.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, detracted from market allocation performance during the reporting period.

Portfolio performance summary

What worked:

•  Overall, active currency positions were positive for results

  – A long US dollar versus short Canadian dollar position added value as the Canadian dollar depreciated in the second half of 2018 due to falling oil prices.

  – A short Chilean peso position contributed to results as the US dollar strengthened. This position was closed in early September on the back of positive performance and more normalized valuations.

  – A long Mexican peso versus US dollar position contributed to returns, supported by tailwinds such as valuation and carry, along with the recently agreed upon trade deal with the US.

•  Certain market allocations were positive for returns.

  – The Fund's performance was positively impacted by a long exposure to emerging market fixed income.

What didn't work:

•  Overall, the portfolio's bottom-up security selection was negative for results.

  – Negative security selection came from US, non-US developed and emerging market equities.

UBS Global Allocation Fund

•  Overall, market allocations detracted from results.

  – The Fund's preference for global equities over fixed income and a reduced overall allocation to fixed income negatively impacted performance.

  – Specifically, an underweight to global government bonds detracted from results as global equity markets came under pressure and government bonds rallied in the fourth quarter of 2018 given rising trade tensions between the US and China, fear of a Federal Reserve Board policy mistake, European political developments and slower global growth.

  – The Fund's performance was negatively impacted by a few equity relative value trades, including long developed ex-US equities versus US equities, long Japanese versus French equities, and long S&P 500 versus Swedish equities.

•  Certain active currency positions were negative for performance

  – A long Colombian peso position versus the US dollar detracted from returns due to tighter US monetary policy and the peso's sensitivity to falling oil prices. This position was closed in early September 2018.

  – A long euro versus Swiss franc position detracted from results as the Swiss franc appreciated given its tendency to act as a safe haven currency amid increased political risks and slowing growth across Europe.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2018. The views and opinions in the letter were current as of February 15, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Global Allocation Fund

Average annual total returns for periods ended 12/31/18 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(7.04)%	(7.72)%	2.59%	7.00%
Class P2	(6.96)	(7.56)	2.86	7.29
After deducting maximum sales charge
Class A1	(12.13)%	(12.81)%	1.44%	6.39%
MSCI All Country World Index (net)[3]	(9.02)	(9.42)	4.26	9.46
FTSE World Government Bond Index (Hedged in USD)[4]	1.81	2.60	3.60	3.25
60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)[5]	(4.66)	(4.53)	4.17	7.24

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 26, 2018 prospectuses were as follows: Class A—1.49% and 1.29%; Class P—1.23% and 1.04%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses), through the period ending October 29, 2019, do not exceed 1.20% for Class A shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive."

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The FTSE World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD) is a unmanaged blended benchmark compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Global Allocation Fund

Portfolio statistics—December 31, 2018 (unaudited)1

Top ten equity holdings

Percentage of net assets
Amazon.com, Inc.	1.4%
Microsoft Corp.	0.8
Visa, Inc., Class A	0.8
Facebook, Inc., Class A	0.6
American Express Co.	0.6
Sony Corp.	0.6
Johnson & Johnson	0.6
Deutsche Telekom AG (Registered)	0.6
Alphabet, Inc., Class A	0.6
Sanofi	0.5
Total	7.1%

Top ten long-term fixed income holdings

Percentage of net assets
US Treasury Notes 1.000%, due 03/15/19	1.6%
New Zealand Government Bond 2.000%, due 09/20/25	1.2
US Treasury Notes 1.500%, due 08/15/20	1.1
US Treasury Notes 1.875%, due 07/31/22	0.9
US Treasury Notes 2.500%, due 05/15/24	0.7
US Treasury Notes 1.375%, due 09/30/23	0.7
Japan Government Twenty Year Bond 0.400%, due 03/20/36	0.6
US Treasury Notes 2.000%, due 11/30/22	0.6
Japan Government Five Year Bond 0.100%, due 12/20/19	0.5
US Treasury Notes 1.875%, due 10/31/22	0.5
Total	8.4%

Top five issuer breakdown by country or territory of origin2

Percentage of net assets
United States	33.0%
Japan	6.2
United Kingdom	4.7
France	1.9
Germany	1.6
Total	85.2%

1  The Fund's portfolio is actively managed and its composition will vary over time.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies and exchange traded funds was included, the country or territory of origin breakdown would be as follows: United States: 37.5%, Japan: 6.3%, United Kingdom: 4.9%, France: 1.9%, and Germany: 1.6%.

UBS Global Allocation Fund

Industry diversification—December 31, 2018 (unaudited)1,2

Common stocks	Percentage of net assets
Aerospace & defense	0.5%
Airlines	0.5
Auto components	0.7
Automobiles	0.4
Banks	3.4
Biotechnology	1.0
Building products	0.4
Capital markets	0.2
Chemicals	0.8
Commercial services & supplies	0.4
Communications equipment	0.1
Construction & engineering	0.1
Consumer finance	1.1
Distributors	0.2
Diversified financial services	0.7
Diversified telecommunication services	1.0
Electric utilities	0.2
Electrical equipment	0.3
Electronic equipment, instruments & components	0.3
Energy equipment & services	0.2
Entertainment	1.5
Equity real estate investment trusts	0.5
Food & staples retailing	0.7
Food products	0.6
Health care equipment & supplies	0.9
Health care providers & services	0.9
Hotels, restaurants & leisure	0.5
Household durables	0.9
Industrial conglomerates	0.2
Insurance	2.4
Interactive media & services	1.3
Internet & direct marketing retail	1.5
IT services	1.5
Life sciences tools & services	0.2
Machinery	1.4
Marine	0.2
Media	0.2
Metals & mining	1.1
Multi-utilities	0.3
Multiline retail	0.2
Oil, gas & consumable fuels	1.9
Personal products	0.7
Pharmaceuticals	3.2
Real estate management & development	0.1
Road & rail	0.3
Semiconductors & semiconductor equipment	2.5
Software	2.5
Specialty retail	0.6
Common stocks—(Concluded)	Percentage of net assets
Technology hardware, storage & peripherals	0.7%
Textiles, apparel & luxury goods	0.5
Tobacco	0.8
Trading companies & distributors	0.6
Wireless telecommunication services	0.2
Total common stocks	44.1%
Non-US government obligations	5.8
U.S. treasury obligations	9.6
Exchange traded funds	9.7
Investment company	7.3
Investment of cash collateral from securities loaned	1.2
Short-term investments	19.6
Total investments	97.3%
Other assets in excess of liabilities	2.7
Net assets	100.0%

1  Figures represent the breakdown of direct investments of UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Number of shares	Value
Common stocks: 44.1%
Australia: 0.4%
Coles Group Ltd.*	49,848	$412,197
Rio Tinto Ltd.	9,281	513,666
Total Australia common stocks		925,863
Austria: 0.3%
Erste Group Bank AG*	24,331	806,756
Belgium: 0.1%
Euronav N.V.	26,164	186,356
Galapagos N.V.*	1,958	179,472
Total Belgium common stocks		365,828
Bermuda: 0.8%
Jardine Matheson Holdings Ltd.	7,300	508,289
Marvell Technology Group Ltd.	68,003	1,100,969
Norwegian Cruise Line Holdings Ltd.*	12,270	520,125
Total Bermuda common stocks		2,129,383
Canada: 1.1%
Canadian Natural Resources Ltd.	21,959	529,834
Enerplus Corp.[1]	47,688	370,969
Entertainment One Ltd.	77,032	350,078
Husky Energy, Inc.	60,622	626,558
Paramount Resources Ltd., Class A*,1	20,621	108,452
Toronto-Dominion Bank/The	15,817	786,216
Total Canada common stocks		2,772,107
Cayman Islands: 0.2%
Alibaba Group Holding Ltd., ADR*	1,067	146,254
WH Group Ltd.[2]	636,000	488,477
Total Cayman Islands common stocks		634,731
Denmark: 0.2%
AP Moller—Maersk A/S, Class B	311	391,216
Genmab A/S*	1,600	263,073
Total Denmark common stocks		654,289
Finland: 0.2%
Sampo Oyj, Class A	14,543	644,541
France: 1.2%
Publicis Groupe SA	9,382	535,305
Sanofi	16,436	1,425,820
Thales SA	5,894	688,756
Valeo SA	12,756	372,036
Total France common stocks		3,021,917
Germany: 1.5%
Deutsche Telekom AG (Registered)	89,272	1,517,331
Infineon Technologies AG	28,241	565,432
LANXESS AG	11,236	516,591
SAP SE	9,080	901,186
thyssenkrupp AG	26,989	463,616
Total Germany common stocks		3,964,156
	Number of shares	Value
Hong Kong: 0.7%
AIA Group Ltd.	169,117	$1,404,823
Power Assets Holdings Ltd.	56,500	392,528
Total Hong Kong common stocks		1,797,351
Ireland: 0.8%
Allegion PLC	6,353	506,398
Allergan PLC	7,135	953,664
Ryanair Holdings PLC, ADR*	7,192	513,077
Total Ireland common stocks		1,973,139
Italy: 0.4%
Autogrill SpA	37,000	312,161
Banca Mediolanum SpA	147,512	860,105
Total Italy common stocks		1,172,266
Japan: 4.9%
Chiyoda Corp.	48,900	137,402
Inpex Corp.	79,600	705,321
ITOCHU Corp.	49,800	845,742
Katitas Co. Ltd.[1]	14,500	343,549
Kissei Pharmaceutical Co. Ltd.	11,500	292,810
Kose Corp.	2,800	439,818
Makita Corp.	13,600	483,018
MINEBEA MITSUMI, Inc.	43,900	633,038
Nabtesco Corp.[1]	17,400	376,725
Nintendo Co. Ltd.	1,600	424,862
ORIX Corp.	68,900	1,006,761
Otsuka Holdings Co. Ltd.	18,900	772,335
Shin-Etsu Chemical Co. Ltd.	10,800	829,794
Sony Corp.	32,300	1,557,171
Sumitomo Electric Industries Ltd.	41,000	542,977
Sumitomo Mitsui Financial Group, Inc.	23,700	781,272
Takeda Pharmaceutical Co. Ltd.[1]	27,000	915,151
Tokyo Electron Ltd.	2,300	258,921
Toyota Industries Corp.	12,000	552,598
Toyota Motor Corp.	16,500	955,128
Total Japan common stocks		12,854,393
Jersey: 0.3%
Aptiv PLC	6,716	413,504
Glencore PLC*	121,379	451,295
Total Jersey common stocks		864,799
Netherlands: 1.6%
ABN AMRO Group N.V. CVA[2]	43,659	1,027,377
ASR Nederland N.V.	24,751	979,371
Koninklijke Ahold Delhaize N.V.	29,725	750,918
NXP Semiconductors N.V.	5,166	378,564
Unilever N.V. CVA	16,775	908,740
Total Netherlands common stocks		4,044,970
Norway: 0.3%
Telenor ASA	44,676	867,621

UBS Global Allocation Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Spain: 0.5%
Banco Bilbao Vizcaya Argentaria SA	116,679	$619,777
Banco Santander SA	124,837	566,884
Total Spain common stocks		1,186,661
Switzerland: 0.9%
Nestle SA (Registered)	6,228	505,482
Novartis AG (Registered)	12,622	1,081,001
Zurich Insurance Group AG	2,530	754,164
Total Switzerland common stocks		2,340,647
United Kingdom: 4.3%
Anglo American PLC	40,671	909,430
Ashtead Group PLC	34,661	723,007
Babcock International Group PLC	67,386	420,305
Barclays PLC	351,100	671,749
BP PLC	206,712	1,306,769
British American Tobacco PLC	25,053	797,162
Centrica PLC	512,718	884,423
GlaxoSmithKline PLC	47,366	902,702
HSBC Holdings PLC	130,444	1,076,128
LivaNova PLC*	9,300	850,671
Sage Group PLC/The	122,252	937,604
Sensata Technologies Holding PLC*	9,014	404,188
Spectris PLC	15,053	437,453
Tesco PLC	320,754	777,880
Total United Kingdom common stocks		11,099,471
United States: 23.4%
Abbott Laboratories	7,501	542,547
AGCO Corp.	11,277	627,791
Alexion Pharmaceuticals, Inc.*	4,859	473,072
Alnylam Pharmaceuticals, Inc.*	5,088	370,966
Alphabet, Inc., Class A*	1,413	1,476,528
Amazon.com, Inc.*	2,331	3,501,092
American Express Co.	16,963	1,616,913
Ameriprise Financial, Inc.	5,393	562,867
Anthem, Inc.	1,934	507,926
Apple, Inc.	7,507	1,184,154
Arista Networks, Inc.*	1,629	343,230
Ashland Global Holdings, Inc.	7,941	563,493
Autodesk, Inc.*	4,381	563,440
Bio-Rad Laboratories, Inc., Class A*	1,974	458,402
Bluebird Bio, Inc.*	1,305	129,456
Broadcom, Inc.	2,558	650,448
Caterpillar, Inc.	5,012	636,875
Cirrus Logic, Inc.*	9,775	324,335
Coherus Biosciences, Inc.*,1	10,761	97,387
Concho Resources, Inc.*	5,846	600,910
Cooper Cos., Inc./The	2,068	526,306
Crown Castle International Corp.	6,200	673,506
Danaher Corp.	4,783	493,223
Delta Air Lines, Inc.	15,322	764,568
Dollar General Corp.	5,569	601,898
Electronic Arts, Inc.*	4,189	330,554
	Number of shares	Value
Eli Lilly & Co.	4,698	$543,653
Estee Lauder Cos., Inc./The, Class A	2,922	380,152
Expedia Group, Inc.	3,352	377,603
Facebook, Inc., Class A*	12,671	1,661,041
First Republic Bank	2,675	232,458
Gardner Denver Holdings, Inc.*	40,920	836,814
GoDaddy, Inc., Class A*	5,380	353,036
Halliburton Co.	19,220	510,868
HealthEquity, Inc.*	2,831	168,869
Hess Corp.	15,230	616,815
Hyatt Hotels Corp., Class A	4,493	303,727
IAC/InterActiveCorp*	1,785	326,726
Incyte Corp.*	11,589	736,945
Ironwood Pharmaceuticals, Inc.*,1	30,688	317,928
Jabil, Inc.	16,725	414,613
Johnson & Johnson	11,802	1,523,048
JPMorgan Chase & Co.	11,556	1,128,097
Laboratory Corp. of America Holdings*	4,747	599,831
Lam Research Corp.	2,699	367,523
Lexicon Pharmaceuticals, Inc.*,1	15,306	101,632
LKQ Corp.*	21,006	498,472
Lululemon Athletica, Inc.*	3,648	443,633
Marsh & McLennan Cos., Inc.	17,836	1,422,421
Masco Corp.	17,774	519,712
McDonald's Corp.	1,403	249,131
MetLife, Inc.	22,311	916,090
Michaels Cos., Inc./The*,1	33,909	459,128
Microchip Technology, Inc.	5,493	395,057
Micron Technology, Inc.*	23,692	751,747
Microsoft Corp.	20,862	2,118,953
Mondelez International, Inc., Class A	16,077	643,562
MSA Safety ,Inc.	5,213	491,430
Netflix, Inc.*	2,042	546,562
Newell Brands, Inc.[1]	40,554	753,899
NIKE, Inc., Class B	10,506	778,915
NVIDIA Corp.	2,899	387,016
Philip Morris International, Inc.	18,487	1,234,192
Rockwell Automation, Inc.	3,291	495,230
Ross Stores, Inc.	6,608	549,786
salesforce.com, Inc.*	8,145	1,115,621
ServiceNow, Inc.*	2,798	498,184
Sherwin-Williams Co./The	652	256,536
Simon Property Group, Inc.	4,453	748,059
Skyworks Solutions, Inc.	4,771	319,752
Spirit AeroSystems Holdings, Inc., Class A	9,083	654,793
Square, Inc., Class A*	4,449	249,544
Steel Dynamics, Inc.	18,372	551,895
Stericycle, Inc.*	6,021	220,910
Synchrony Financial	48,257	1,132,109
T-Mobile US, Inc.*	6,871	437,064
Take-Two Interactive Software, Inc.*	7,987	822,182
Teradyne, Inc.	10,650	334,197
TJX Cos., Inc./The	14,228	636,561
Ultimate Software Group, Inc./The*	1,341	328,371
Union Pacific Corp.	4,918	679,815
UnitedHealth Group, Inc.	4,434	1,104,598

27

UBS Global Allocation Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Number of shares		Value
Common stocks—(Concluded)
United States—(Concluded)
Universal Display Corp.[1]		6,107	$571,432
Verizon Communications, Inc.		3,590	201,830
Visa, Inc., Class A		15,384	2,029,765
Wabtec Corp.[1]		1,885	132,421
Walt Disney Co./The		12,462	1,366,458
Wells Fargo & Co.		23,196	1,068,872
Western Digital Corp.		16,630	614,811
Worldpay, Inc., Class A*		15,096	1,162,148
Total United States common stocks			61,016,130
Total common stocks (cost $122,144,881)			115,137,019
	Face amount
Non-US government obligations: 5.8%
Australia: 0.3%
Commonwealth of Australia 2.250%, due 05/21/28[3]	AUD	130,000	90,987
4.500%, due 04/15/20[3]		625,000	454,497
4.500%, due 04/21/33[3]		122,000	106,860
5.500%, due 04/21/23[3]		230,000	185,843
			838,187
Austria: 0.1%
Republic of Austria 1.200%, due 10/20/25[2,3]	EUR	47,000	57,708
3.150%, due 06/20/44[2,3]		86,000	140,136
			197,844
Belgium: 0.1%
Kingdom of Belgium 3.750%, due 06/22/45[3]	EUR	161,000	265,486
Canada: 0.1%
Government of Canada 2.250%, due 06/01/25	CAD	381,000	284,673
2.750%, due 12/01/64		82,000	70,464
			355,137
Finland: 0.1%
Republic of Finland 0.500%, due 04/15/26[2,3]	EUR	85,000	99,318
France: 0.7%
France Government Bond OAT 0.500%, due 05/25/26[3]	EUR	952,000	1,102,208
2.500%, due 05/25/30[3]		336,000	454,328
3.250%, due 05/25/45[3]		216,000	340,215
			1,896,751
Germany: 0.1%
Federal Republic of Germany 1.500%, due 05/15/23[3]	EUR	270,000	335,089
	Face amount		Value
Ireland—0.0%†
Republic of Ireland 2.000%, due 02/18/45[3]	EUR	48,000	$58,020
Italy: 0.7%
Italy Buoni Poliennali Del Tesoro 1.650%, due 03/01/32[2,3]	EUR	60,000	59,512
2.550%, due 09/15/41[2,3]		373,210	454,218
3.250%, due 09/01/46[2,3]		215,000	239,759
4.000%, due 02/01/37[2,3]		309,000	392,426
4.250%, due 02/01/19[2,3]		560,000	643,341
4.750%, due 09/01/44[2,3]		25,000	34,540
			1,823,796
Japan: 1.3%
Japan Government Five Year Bond 0.100%, due 12/20/19	JPY	155,000,000	1,417,549
Japan Government Thirty Year Bond 0.300%, due 06/20/46		41,000,000	337,681
Japan Government Twenty Year Bond 0.400%, due 03/20/36		176,350,000	1,609,539
			3,364,769
New Zealand: 1.2%
New Zealand Government Bond 2.000%, due 09/20/25[3,4]	NZD	4,010,625	3,054,077
Spain: 0.7%
Kingdom of Spain 1.450%, due 10/31/27[2,3]	EUR	250,000	290,452
2.900%, due 10/31/46[2,3]		340,000	417,019
3.450%, due 07/30/66[2,3]		10,000	13,068
4.200%, due 01/31/37[2,3]		44,000	66,147
4.800%, due 01/31/24[2,3]		640,000	891,615
5.150%, due 10/31/44[2,3]		110,000	190,252
			1,868,553
United Kingdom: 0.4%
United Kingdom Gilt 1.500%, due 07/22/47[3]	GBP	623,000	734,559
3.500%, due 01/22/45[3]		120,000	204,673
			939,232
Total non-US government obligations (cost $14,838,374)			15,096,259
U.S. treasury obligations: 9.6%
US Treasury Bonds 2.250%, due 08/15/46		$630,000	539,451
2.500%, due 02/15/46		590,000	533,656
2.750%, due 11/15/42		543,000	520,108
2.750%, due 08/15/47		430,000	407,972
2.875%, due 05/15/43		1,045,000	1,021,969
2.875%, due 08/15/45		50,000	48,788
3.000%, due 11/15/45		125,000	124,967

UBS Global Allocation Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount	Value
U.S. treasury obligations—(Concluded)
US Treasury Inflation Index Notes (TIPS) 0.125%, due 01/15/23	$1,029,789	$994,673
0.375%, due 07/15/25	1,279,584	1,233,674
0.750%, due 02/15/45	375,844	336,106
US Treasury Notes 1.000%, due 03/15/19	4,100,000	4,088,498
1.250%, due 03/31/21	637,000	619,964
1.375%, due 09/30/23	1,900,000	1,803,817
1.500%, due 08/15/20	3,000,000	2,950,574
1.500%, due 02/28/23	444,000	426,583
1.625%, due 12/31/19	770,000	762,329
1.750%, due 05/15/23	680,000	658,915
1.875%, due 07/31/22	2,300,000	2,252,308
1.875%, due 10/31/22	1,330,000	1,300,323
2.000%, due 11/30/22	1,575,000	1,546,382
2.500%, due 05/15/24	1,840,000	1,836,601
2.750%, due 07/31/23	900,000	909,583
Total U.S. treasury obligations (cost $25,102,988)		24,917,241
	Number of shares
Exchange traded funds: 9.7%
iShares iBoxx $ Investment Grade Corporate Bond ETF	113,400	12,793,788
iShares JPMorgan USD Emerging Markets Bond ETF	120,800	12,552,328
Total exchange traded funds (cost $27,655,097)		25,346,116
	Number of shares	Value
Investment company: 7.3%
UBS Emerging Markets Equity Opportunity Fund*,5 (cost $23,455,566)	2,348,375	$19,045,321
Investment of cash collateral from securities loaned: 1.2%
Money market fund: 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $3,151,316)	3,151,316	3,151,316
Short-term investments: 19.6%
Investment company: 7.8%
State Street Institutional U.S. Government Money Market Fund	20,241,745	20,241,745
	Face amount
U.S. treasury obligations: 11.8%
US Treasury Bills 2.281%, due 02/28/19[6]	$15,000,000	14,942,443
2.427%, due 04/04/19[6]	16,000,000	15,902,143
Total U.S. treasury obligations (cost $30,848,360)		30,844,586
Total short-term investments (cost $51,090,105)		51,086,331
Total investments: 97.3% (cost $267,438,327)		253,779,603
Other assets in excess of liabilities: 2.7%		6,980,779
Net assets: 100.0%		$260,760,382

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 96.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
	211	EUREURO STOXX 50 Index Futures	March 2019	$7,356,704	$7,189,740	$(166,964)
	77	JPYTOPIX Index Futures	March 2019	11,128,907	10,492,176	(636,731)
	324	USDMini MSCI Emerging Markets (EM) Index Futures	March 2019	15,762,762	15,662,160	(100,602)
	251	USDRussell 1000 Value E-Mini Index Futures	March 2019	14,019,731	13,709,620	(310,111)
Interest rate futures buy contracts:
	84	AUDAustralian Bond 10 Year Futures	March 2019	$7,767,563	$7,849,766	$82,203
	293	CADCanada Government Bond 10 Year Futures	March 2019	28,452,460	29,353,655	901,195
	46	GBPUnited Kingdom Long Gilt Bond Futures	March 2019	7,172,989	7,221,653	48,664

UBS Global Allocation Fund

Portfolio of investments

December 31, 2018 (unaudited)

Futures contracts—(Concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
77	USD	Ultra Long US Treasury Bond Futures	March 2019	$11,724,974	$12,370,531	$645,557
Total				$103,386,090	$103,849,301	$463,211
Index futures sell contracts:
24	CAD	S&P TSX 60 Index Futures	March 2019	$(3,104,126)	$(3,014,240)	$89,886
93	EUR	CAC 40 Index Futures	March 2019	(5,084,681)	(5,032,579)	52,102
526	SEK	OMX 30 Index Futures	January 2019	(8,612,757)	(8,357,708)	255,049
114	USD	S&P 500 E-Mini Index Futures	March 2019	(14,564,868)	(14,279,640)	285,228
Interest rate futures sell contracts:
188	EUR	German Euro Bund Futures	March 2019	$(34,976,804)	$(35,226,669)	$(249,865)
21	JPY	JGB MINI 10 Year Futures	March 2019	(2,908,444)	(2,924,347)	(15,903)
US Treasury futures sell contracts:
202	USD	US Treasury Note 2 Year Futures	March 2019	$(42,590,154)	$(42,887,125)	$(296,971)
Total				$(111,841,834)	$(111,722,308)	$119,526
Net unrealized appreciation						$582,737

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	USD	5,500,204	GBP	4,310,000	01/23/19	$(1,243)
BOA	EUR	6,640,000	USD	7,664,140	01/23/19	43,702
BOA	USD	1,865,153	CAD	2,435,000	01/23/19	(80,566)
CIBC	CHF	6,700,000	USD	6,784,137	01/23/19	(44,550)
CIBC	USD	6,223,728	SEK	55,680,000	01/23/19	68,934
CITI	AUD	7,550,000	USD	5,462,673	01/23/19	142,627
CITI	CAD	18,045,000	USD	13,845,515	01/23/19	620,518
CITI	USD	1,579,640	NZD	2,325,000	01/23/19	(18,554)
CITI	USD	11,391,655	MXN	220,970,000	01/23/19	(180,538)
HSBC	USD	1,855,599	JPY	205,800,000	01/23/19	24,452
HSBC	USD	5,490,000	CAD	7,355,394	01/23/19	(99,306)
JPMCB	USD	5,509,259	EUR	4,840,000	01/23/19	45,398
JPMCB	NZD	14,630,000	USD	9,621,092	01/23/19	(202,001)
SSC	USD	2,264,851	EUR	1,980,000	01/23/19	7,509
SSC	GBP	4,530,000	USD	5,931,752	01/23/19	152,102
SSC	CNY	8,400,000	USD	1,206,550	01/23/19	(16,980)
SSC	USD	577,197	ILS	2,100,000	01/23/19	(14,686)
SSC	USD	1,678,006	SGD	2,310,000	01/23/19	17,573
SSC	USD	2,147,106	JPY	239,600,000	01/23/19	41,719
SSC	USD	4,799,331	NOK	39,490,000	01/23/19	(227,953)
SSC	USD	659,457	DKK	4,260,000	01/23/19	(4,575)
SSC	USD	1,515,119	HKD	11,860,000	01/23/19	350
Net unrealized appreciation						$273,932

UBS Global Allocation Fund

Portfolio of investments

December 31, 2018 (unaudited)

Centrally cleared credit default swap agreements on credit indices—sell protection8

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[7]	Upfront payments made (received)	Value	Unrealized depreciation
CDX Emerging Markets Series 30 Index	USD	15,800	12/20/23	Quarterly	1.000%	$694,408	$(738,855)	$(44,447)
CDX North America Investment Grade 30 Index	USD	11,000	12/20/23	Quarterly	1.000	(192,586)	65,507	(127,079)
iTraxx Europe Series 30 Index	EUR	17,000	12/20/23	Quarterly	1.000	(306,065)	119,268	(186,797)
Total						$195,757	$(554,080)	$(358,323)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$75,476,878	$39,660,141	$—	$115,137,019
Non-US government obligations	—	15,096,259	—	15,096,259
U.S. treasury obligations	—	24,917,241	—	24,917,241
Exchange traded funds	25,346,116	—	—	25,346,116
Investment company	19,045,321	—	—	19,045,321
Investment of cash collateral from securities loaned	—	3,151,316	—	3,151,316
Short-term investments	—	51,086,331	—	51,086,331
Futures contracts	2,359,884	—	—	2,359,884
Forward foreign currency contracts	—	1,164,884	—	1,164,884
Swap agreements	—	184,775	—	184,775
Total	$122,228,199	$135,260,947	$—	$257,489,146
Liabilities
Futures contracts	$(1,777,147)	$—	$—	$(1,777,147)
Forward foreign currency contracts	—	(890,952)	—	(890,952)
Swap agreements	—	(738,855)	—	(738,855)
Total	$(1,777,147)	$(1,629,807)	$—	$(3,406,954)

At December 31, 2018, $39,660,141 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2018 (unaudited)

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05%.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $5,505,365, represented 2.1% of the Fund's net assets at period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Debt security whose principal and interest payments are adjusted for inflation, unlike debt securities that make fixed payments. The interest rate paid is fixed, while the principal value rises and falls based on changes in an index. If inflation occurs, the principal and interest payments on the securities are increased to provide protection from inflationary loss. During a deflationary period, the principal and interest payments may decrease, although the security's principal will not drop below its face amount at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country.

5  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 6/30/18	Purchases during the Period ended 12/31/18	Sales during the Period ended 12/31/18	Net realized gain during the Period ended 12/31/18	Change in net unrealized appreciation (depreciation) during the Period ended 12/31/18	Value 12/31/18	Net income earned from affiliate for the Period ended 12/31/18	Shares 12/31/18
UBS Emerging Markets Equity Opportunity Fund	$21,964,938	$113,443	$—	$—	$(3,033,060)	$19,045,321	$—	2,348,375

6  Rate shown is the discount rate at the date of purchase unless otherwise noted.

7  Payments made or received are based on the notional amount.

8  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Portfolio performance

For the six months ended December 31, 2018, Class P2 shares of UBS Emerging Markets Equity Opportunity Fund (the "Fund") returned -13.29%. The Fund's benchmark, the MSCI Emerging Markets Index (net) (the "Index"), returned -8.49%. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.

The Fund posted a negative return and underperformed its benchmark during the reporting period.

Portfolio performance summary1

What worked:

• The Fund's holdings in Bradesco, a leading Brazilian bank, contributed the most to performance over the reporting period. Banks, more geared to an economic recovery, benefited from the rally fueled by the expectation of, and thereafter the victory by a more market-friendly presidential candidate in Brazil.

• The Fund's position in Bank Mandiri, one of Indonesia's leading banks, was also additive for results. The stock recovered after being excessively sold down in the first half of 2018. The company delivered very stable operating performance and the country's currency stabilized over the reporting period.

What didn't work:

• The Fund's holding in Hangzhou Hikvision, a leading surveillance company, detracted from performance. This weakness was driven by concerns around its overseas business given the growing unease by foreign governments with Chinese surveillance companies. The stock was sold during the reporting period.

• The Fund's position in Brilliance China Auto, a joint venture with BMW in China, was a headwind for returns. The opening of the auto sector to foreign competition in China weighed on its shares given the uncertainty about the future of the joint venture. The stock was sold during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2018. The views and opinions in the letter were current as of February 15, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Emerging Markets Equity Opportunity Fund

Average annual total returns for periods ended 12/31/18 (unaudited)

	6 months	Inception[1]
Class P2[2]	(13.29)%	(18.41)%
MSCI Emerging Markets Index (net)[3]	(8.49)	(14.30)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 23, 2018 prospectuses were as follows: Class P2—1.41% and 0.41%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2019, do not exceed 1.40% for Class A shares, 1.15% for Class P shares and 0.40% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P2 of UBS Emerging Markets Equity Opportunity Fund is June 4, 2018.

2  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Emerging Markets Equity Opportunity Fund

Portfolio statistics—December 31, 2018 (unaudited)1

Top ten holdings

Percentage of net assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.3%
Samsung Electronics Co. Ltd.	6.1
Alibaba Group Holding Ltd., ADR	5.3
Tencent Holdings Ltd.	4.8
Banco Bradesco SA	4.4
Ping An Insurance Group Co. of China Ltd., H Shares	4.0
Naspers Ltd., N Shares	3.9
China Mobile Ltd.	3.7
Vale SA	3.6
China Construction Bank Corp., H Shares	3.3
Total	45.4%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
South Korea	17.2%
Cayman Islands	13.3
China	12.8
India	9.2
Brazil	8.0
Total	60.5%

1  The Portfolio is actively managed and its composition will vary over time.

UBS Emerging Markets Equity Opportunity Fund

Industry diversification—December 31, 2018 (unaudited)1

Common stocks	Percentage of net assets
Automobiles	3.4%
Banks	20.0
Beverages	5.1
Chemicals	2.7
Diversified consumer services	3.2
Electric utilities	2.4
Insurance	4.0
Interactive media & services	4.8
Internet & direct marketing retail	5.2
Media	3.9
Metals & mining	5.7
Oil, gas & consumable fuels	5.9
Paper & forest products	2.1
Personal products	3.2
Real estate management & development	2.4
Semiconductors & semiconductor equipment	9.4
Technology hardware, storage & peripherals	6.1
Wireless telecommunication services	3.7
Total common stocks	93.2%
Preferred stock	4.4
Short-term investment	5.3
Total investments	102.9%
Liabilities in excess of other assets	(2.9)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Number of shares	Value
Common stocks: 93.2%
Brazil: 3.6%
Vale SA	251,263	$3,306,305
Cayman Islands: 13.3%
Alibaba Group Holding Ltd., ADR*	35,503	4,866,396
New Oriental Education & Technology Group, Inc., ADR*	8,500	465,885
TAL Education Group, ADR*	95,100	2,537,268
Tencent Holdings Ltd.	111,400	4,464,948
Total Cayman Islands common stocks		12,334,497
China: 12.8%
China Construction Bank Corp., H Shares	3,811,000	3,120,649
China Vanke Co. Ltd., H Shares	650,100	2,201,652
Kweichow Moutai Co. Ltd., Class A	33,337	2,879,607
Ping An Insurance Group Co. of China Ltd., H Shares	418,500	3,692,013
Total China common stocks		11,893,921
Hong Kong: 6.7%
China Mobile Ltd.	359,500	3,478,735
CNOOC Ltd.	1,796,000	2,766,420
Total Hong Kong common stocks		6,245,155
Hungary: 1.2%
OTP Bank PLC	27,498	1,111,279
India: 9.2%
HDFC Bank Ltd.	19,370	589,232
HDFC Bank Ltd., ADR	25,000	2,589,750
Mahindra & Mahindra Ltd.	63,900	735,240
Mahindra & Mahindra Ltd., GDR	214,103	2,430,069
Power Grid Corp. of India Ltd.	792,240	2,253,331
Total India common stocks		8,597,622
Indonesia: 3.3%
Bank Mandiri Persero Tbk. PT	6,064,100	3,110,706
Malaysia: 2.0%
CIMB Group Holdings Berhad	1,333,425	1,841,190
Mexico: 4.0%
Fomento Economico Mexicano SAB de CV	217,500	1,867,456
Grupo Financiero Banorte SAB de CV, Class O	386,200	1,882,287
Total Mexico common stocks		3,749,743
	Number of shares	Value
Russia: 5.6%
Lukoil PJSC, ADR	38,800	$2,767,992
Sberbank of Russia PJSC	903,165	2,436,810
Total Russia common stocks		5,204,802
South Africa: 3.9%
Naspers Ltd., N Shares	18,097	3,623,317
South Korea: 17.2%
LG Chem Ltd.*	8,052	2,509,960
LG Household & Health Care Ltd.*	3,029	2,993,608
POSCO	9,000	1,968,584
Samsung Electronics Co. Ltd.	162,005	5,639,667
SK Hynix, Inc.*	52,246	2,848,268
Total South Korea common stocks		15,960,087
Taiwan: 6.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	807,000	5,859,812
Thailand: 2.0%
Bangkok Bank PCL NVDR	302,300	1,886,676
United Kingdom: 2.1%
Mondi PLC	92,022	1,916,609
Total common stocks (cost $97,288,548)		86,641,721
Preferred stock: 4.4%
Brazil: 4.4%
Banco Bradesco SA (cost $3,223,359)	411,200	4,100,595
Short-term investment: 5.3%
Investment company: 5.3%
State Street Institutional U.S. Government Money Market Fund (cost $4,920,608)	4,920,608	4,920,608
Total investments: 102.9% (cost $105,432,515)		95,662,924
Liabilities in excess of other assets: (2.9)%		(2,651,340)
Net assets: 100.0%		$93,011,584

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 96.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

December 31, 2018 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$25,150,218	$61,491,503	$—	$86,641,721
Preferred stock	4,100,595	—	—	4,100,595
Short-term investment	—	4,920,608	—	4,920,608
Total	$29,250,813	$66,412,111	$—	$95,662,924

At December 31, 2018, $61,491,503 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

Portfolio footnotes

*  Non-income producing security.

See accompanying notes to financial statements.

UBS Engage For Impact Fund

Portfolio performance

From its inception on October 24, 2018, through December 31, 2018, Class P shares of UBS Engage For Impact Fund (the "Fund") returned -6.84%. The Fund's benchmark, the MSCI All Country World Index (net) (the "Index"), returned -4.23% over the same time period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked:

•  Stock selection within the consumer staples sector contributed positively to Fund performance during the reporting period.

•  Several individual stock positions were positive for relative performance.

•  Eli Lilly beat top- and bottom-line expectations. The company raised its 2019 outlook based on higher volume, research & development (R&D) expenses and margins, but guided toward a lower tax rate. Eli Lilly and NextCure announced a multi-year collaboration focused on the discovery and development of immuno-oncology therapies.

•  Shares of Koninklijke Ahold Delhaize rose after the company published strong third quarter results. Earnings beat consensus estimates, driven by healthy sales trends in the U.S. and the Netherlands. The company also raised its free cash flow guidance for the year, mainly explained by a reduced capital expenditure (capex) budget. Koninklijke Ahold also announced a new share buyback program of one billion euros for 2019.

•  The Fund did not hold Apple which contributed during the period and thus is a top contributor to portfolio performance relative to the benchmark. The company traded lower due to investor concerns that the most recently introduced generation of iPhones was not selling as well as expected.

What didn't work:

•  Stock selection in consumer discretionary, healthcare and financials detracted from Fund performance during the period.

•  Certain stock selection decisions made a negative contribution to relative performance.

•  Lanxess posted disappointing third quarter results, which weighed on its share price during the period. On the positive side, the European Union (EU) cleared Saudi Aramco's acquisition of the remainder of Arlanxeo from Lanxess. We continue to hold the stock.

•  Stericycle's stock underperformed as the company's ongoing turnaround hit a slight bump in the road during the third quarter. Stericycle reduced earnings guidance twice in 2018, causing shares to trade lower. We believe the company is at trough valuations, which creates a potentially favorable risk/reward profile. We maintain our position in the stock.

•  The share price of Wabtec declined in conjunction with rising investor concerns regarding potential trade correction in China, slowing global gross domestic product (GDP) growth and rising interest rates in the U.S. We continue to hold the stock.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Engage For Impact Fund

Engagement activity

During the fourth quarter of 2018, we voted at five meetings and against approximately 24% of the resolutions (eight out of 33 total). We abstained on the item to "Transact Other Business" at the meeting of shareholders of the SPDR MSCI ACWI UCITS ETF due to a lack of disclosure about what the proposal may include. At the meeting of Sun Hung Kai Properties, we voted against the election of five directors due to lack of committee independence, poor meeting attendance and overboarding. We also voted against management's request to approve the issuance of new and repurchased shares due to the limit requested without pre-emptive rights being above our threshold of 10%.

Finally, in the fourth quarter we engaged with several companies, including Unilever, on the impact measurement model development for food security metrics. In each case, the corporate representatives were responsive and interested in our model development. They noted that this type of work is important and necessary, and that they have been attempting this themselves. The representatives offered to provide documentation and to work further on this initiative with our partners from the Harvard School of Public Health and the University of Wageningen. Input from corporate experts will be incorporated into the food security impact model development.

Additional engagements focused on governance (Stericycle, Infineon, Unilever and Wabtec). Our discussion with Wabtec also focused on operational issues, which have plagued the company over the past two years. Of note are delays in several U.K. projects and the need to bring in new talent from outside the industry to senior management and board roles. We offered to provide examples of peer firms that have employed that tactic, as well as a skill set profile to consider for the turn-around we believe is necessary. We decided to vote against the Wabtec/GE Transportation deal, which was undermined by significant overstatement of profitability and liquidity by GE. We raised concerns about the remuneration policy and board tenure. Overall, Wabtec's leverage and the execution risk associated with integrating GE Transport makes relative valuation less appealing than alternatives, in our view, and we have been trimming our position.

Our conversations with Stericycle focused on governance and business model. The company has been refreshing its board (half of the board has been replaced in the past three years, with a new audit committee chair) and added new leadership in COO Cindy Miller. We continue to push for the adoption of longer-term compensation structures and an increased proportion of performance shares.

Our engagement with Nabtesco determined that the company is focused on social issues related to employees and within its supply chain. The company is implementing stricter processes to guide supplier selection and monitor performance, particularly for smaller suppliers. A follow-up conversation confirmed that key impact technologies include industrial robots for factory automation, where the company has a 60% market share. Nabtesco has created incentives across its business divisions to promote eco-friendly design, with the aim to improve energy efficiency and reduce waste generation.

UBS Engage For Impact Fund

We discussed changes to compensation that Microsoft had implemented in 2016, which included a more structured approach even though there is a high level of discretion in the annual cash bonus (19% of total comp). An additional input to performance is based on an anonymous employee poll. Metrics such as diversity are also included in the qualitative judgement as part of Microsoft's cultural transformation initiative. The company has been researching the ethical and practical implications of greater reliance on AI, particularly with respect to its impact on job creation and destruction. Microsoft established the AI Ethics in Engineering and Research Committee. The company's AI for Earth program has a $50 million five-year budget to help organizations solve the climate change crisis using AI tools.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from inception on October 24, 2018, through December 31, 2018. The views and opinions in the letter were current as of February 15, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Engage For Impact Fund

Average annual total returns for periods ended 12/31/18 (unaudited)

Inception[1]
Class P2	(6.84)%
MSCI All Country World Index (net)[3]	(4.23)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 23, 2018 prospectuses were as follows: Class P—1.19% and 0.85%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2019, do not exceed 1.10% for Class A shares and 0.85% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS Engage For Impact Fund is October 24, 2018.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses."

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Engage For Impact Fund

Portfolio statistics—December 31, 2018 (unaudited)1

Top ten holdings

Percentage of net assets
Ecolab, Inc.	5.0%
Danaher Corp.	3.8
Eli Lilly & Co.	3.6
Abbott Laboratories	3.2
Koninklijke Ahold Delhaize N.V.	3.1
SAP SE	2.3
Microsoft Corp.	2.3
Unilever N.V. CVA	2.3
Sanofi	2.2
Kasikornbank PCL	2.2
Total	30.0%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	49.8%
Japan	9.4
Germany	7.7
Netherlands	5.3
Hong Kong	3.9
Total	76.1%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Engage For Impact Fund

Industry diversification—December 31, 2018 (unaudited)

Common stocks	Percentage of net assets
Auto components	1.3%
Banks	7.7
Biotechnology	4.1
Building products	2.3
Chemicals	6.6
Commercial services & supplies	3.2
Distributors	1.7
Diversified consumer services	1.7
Electrical equipment	1.7
Electronic equipment, instruments & components	1.6
Food & staples retailing	3.1
Food products	2.4
Health care equipment & supplies	12.1
Health care providers & services	1.4
Internet & direct marketing retail	2.1
Machinery	7.7
Metals & mining	0.7
Multi-utilities	1.0
Oil, gas & consumable fuels	1.8
Personal products	2.3
Pharmaceuticals	12.7
Real estate management & development	3.3
Semiconductors & semiconductor equipment	6.4
Software	5.8
Total common stocks	94.7%
Short-term investment	2.2
Investment of cash collateral from securities loaned	3.5
Total investments	100.4%
Liabilities in excess of other assets	(0.4)
Net Assets	100.0%

UBS Engage For Impact Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Number of shares	Value
Common stocks: 94.7%
Australia: 0.7%
Sims Metal Management Ltd.	10,679	$75,487
Cayman Islands: 1.7%
New Oriental Education & Technology Group, Inc., ADR*	3,230	177,036
France: 2.8%
Sanofi	2,608	226,244
Valeo SA	2,053	59,877
Total France common stocks		286,121
Germany: 7.7%
Infineon Technologies AG	10,627	212,770
KION Group AG	3,217	163,597
LANXESS AG	3,723	171,170
SAP SE	2,432	241,375
Total Germany common stocks		788,912
Hong Kong: 3.9%
China Everbright International Ltd.	225,000	201,629
Sun Hung Kai Properties Ltd.	6,500	92,765
Swire Properties Ltd.	31,600	111,031
Total Hong Kong common stocks		405,425
Ireland: 3.1%
Allergan PLC	1,365	182,446
Kingspan Group PLC	3,217	137,904
Total Ireland common stocks		320,350
Italy: 3.8%
Intesa Sanpaolo SpA	95,919	213,575
Prysmian SpA	9,093	176,923
Total Italy common stocks		390,498
Japan: 9.4%
Kubota Corp.	6,100	86,704
Mitsubishi Estate Co. Ltd.	8,700	136,881
Nabtesco Corp.	8,900	192,693
Shionogi & Co. Ltd.	3,100	176,934
Sumitomo Mitsui Financial Group, Inc.	5,800	191,197
Takeda Pharmaceutical Co. Ltd.[1]	5,300	179,641
Total Japan common stocks		964,050
Jersey: 2.7%
Aptiv PLC	1,139	70,128
Shire PLC	3,537	205,810
Total Jersey common stocks		275,938
Mexico: 1.6%
Grupo Financiero Banorte SAB de CV, Class O	34,750	169,367
Netherlands: 5.3%
Koninklijke Ahold Delhaize N.V.	12,481	315,297
Unilever N.V. CVA	4,295	232,670
Total Netherlands common stocks		547,967
	Number of shares	Value
Norway: 1.8%
Equinor ASA	8,820	$187,091
South Africa: 1.3%
Tiger Brands Ltd.	7,303	138,888
Thailand: 2.2%
Kasikornbank PCL	39,300	222,949
United Kingdom: 2.6%
Centrica PLC	56,809	97,994
LivaNova PLC*	1,835	167,847
Total United Kingdom common stocks		265,841
United States: 44.1%
Abbott Laboratories	4,570	330,548
AGCO Corp.	3,289	183,099
Amazon.com, Inc.*	145	217,786
Conagra Brands, Inc.	5,049	107,847
Danaher Corp.	3,763	388,041
Ecolab, Inc.	3,473	511,746
Eli Lilly & Co.	3,246	375,627
Incyte Corp.*	3,433	218,304
Insulet Corp.*,1	1,965	155,864
Johnson & Johnson	1,262	162,861
Laboratory Corp. of America Holdings*	1,158	146,325
LKQ Corp.*	7,591	180,134
Masco Corp.	3,477	101,667
Maxim Integrated Products, Inc.	2,607	132,566
Micron Technology, Inc.*	4,138	131,299
Microsoft Corp.	2,357	239,400
Stericycle, Inc.*	3,620	132,818
Trimble, Inc.*	4,964	163,365
Ultimate Software Group, Inc./The*	455	111,416
Universal Display Corp.[1]	1,903	178,064
Wabtec Corp.[1]	2,358	165,649
Zimmer Biomet Holdings, Inc.	1,965	203,810
Total United States common stocks		4,538,236
Total common stocks (cost $10,553,563)		9,754,156
Short-term investment: 2.2%
Investment company: 2.2%
State Street Institutional U.S. Government Money Market Fund (cost $220,425)	220,425	220,425
Investment of cash collateral from securities loaned: 3.5%
Money market fund: 3.5%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $361,644)	361,644	361,644
Total investments: 100.4% (cost $11,135,632)		10,336,225
Liabilities in excess of other assets: (0.4)%		(40,436)
Net assets: 100.0%		$10,295,789

UBS Engage For Impact Fund

Portfolio of investments

December 31, 2018 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 96.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$5,305,060	$4,449,096	$—	$9,754,156
Short-term investment	—	220,425	—	220,425
Investment of cash collateral from securities loaned	—	361,644	—	361,644
Total	$5,305,060	$5,031,165	$—	$10,336,225

At December 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Portfolio performance

For the six months ended December 31, 2018, Class A shares of UBS International Sustainable Equity Fund (the "Fund") returned -12.71% (Class A shares returned -17.48% after the deduction of the maximum sales charge), while Class P shares declined 12.56%. The Fund's benchmark, the MSCI World Free ex USA Index (net) (the "Index"), returned -11.64%. (Class P shares have lower expenses than the other share class in the series. Returns for all share classes over various time periods are shown on page 49; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted negative absolute returns and underperformed its benchmark during the reporting period. This was driven by a combination of weak stock selection and sector allocation.

Portfolio performance summary1

What worked:

• Stock selection in the financials, consumer staples and real estate sectors contributed the most to performance.

• PT Bank Central Asia outperformed on the back of rising interest rates in Indonesia which, in turn, should benefit the bank's net interest margins. The company is also gaining market share of private sector corporate, small- and mid-sized enterprises and retail loans. Against this backdrop, the company's profitability is expected to increase.

• Carl Zeiss Meditec continued to outperform the market given consistently sound financial results, supported by the innovation cycle with several new products in Ophthalmology and Microsurgery. Furthermore, the company has provided a favorable outlook for the coming year.

• Brambles outperformed the market after disclosing in line fiscal year 2018 results. The company also announced its intention to sell its IFCO brand by the end of 2019. While Brambles' sales rose 6% during the second half of 2018, its margins remained under material inflationary cost pressures. This highlights that Brambles' recently announced transformation benefits have not yet had a material impact.

• From a sector allocation perspective, an average underweight to the consumer discretionary and average overweight to the communication services sectors contributed to performance.

What didn't work:

• Stock selection in the industrials, energy and consumer discretionary sectors detracted from performance during the reporting period.

• Shares of Sino Biopharmaceutical sold off significantly as the company reported financial results below expectations. In addition, Chinese healthcare stocks fell sharply due to concerns over generic prices driven by a government GPO (group purchasing organisation) trial plan in China. We are supportive of management's efforts to centralize procurement and we expect further organic growth due to to a solid pipeline. We maintain our position in this stock.

• Schlumberger's shares fell sharply after management lowered both fourth quarter 2018 guidance and its outlook for 2019. We maintain our position in this stock.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS International Sustainable Equity Fund

• Shares of Weir Group weakened after the oil-field services provider said the demand for some equipment in the US is showing considerable softening. The company generated about 30% of its revenue from the US in 2018. We maintain our position in this stock.

• In terms of sector allocation, an average underweight to consumer staples and an average overweight to information technology detracted from performance.

Portfolio highlights

• Zurich Insurance is a global diversified insurance company that offers property & casualty (P&C), life insurance and non-claims management services. The group operates in Europe, North America (where it has a leading position in commercial P&C), Latin America, Asia and in the Middle East. Our thesis for owning Zurich Insurance is that we expect operating improvement in general insurance and cost take-out opportunities to further enhance its profitability. The company has strong cash flow generation, an attractive franchise and a solid balance sheet. Significant events effected the governance of the company in recent years and we stayed closely engaged on transition planning, merger and acquisition (M&A), capital allocation and its remuneration plans. In our view, Zurich Insurance has strong risk management structures and research initiatives that analyze climate change risk. It offers insurance products to small- and mid-sized enterprises and pursues financial services access initiatives in developing countries.

• Mirvac is a diversified property group that owns a portfolio of retail, commercial, residential and car park properties across Australia. The principal activities of Mirvac consist of real estate investment, development and investment management. Given the mix of assets, we expect the company's lease structures will provide fixed and recurring growth. Mirvac is in a solid position, in our view, as retail and office markets are expected to experience tough leasing conditions. The developer performs life cycle assessment on every new project and acts to reduce direct and indirect pollution from construction phase to usage.

• During the reporting period, we initiated several new positions, including GlaxoSmithKline, Sony, Novartis, Bank Mandiri, Entertainment One, Centrica, Publicis Groupe, Nestle, Naspers and Banca Mediolanum. We sold the Fund's positions in Banco Bilbao, Uni-Charm, ICICI Bank, Lyondellbasell, Schneider Electric, Nordea and Mediobanca.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2018. The views and opinions in the letter were current as of February 15, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS International Sustainable Equity Fund

Average annual total returns for periods ended 12/31/18 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(12.71)%	(16.94)%	2.21%	6.95%
Class P2	(12.56)	(16.71)	2.47	7.21
After deducting maximum sales charge
Class A1	(17.48)%	(21.48)%	1.06%	6.35%
MSCI World ex USA Index (net)[3]	(11.64)	(14.09)	0.34	6.24

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 26, 2018 prospectuses were as follows: Class A—2.03% and 1.26%; Class P—1.71% and 1.01%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares and 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS International Sustainable Equity Fund

Portfolio statistics—December 31, 2018 (unaudited)1

Top ten holdings

Percentage of net assets
Zurich Insurance Group AG	2.6%
Novartis AG (Registered)	2.6
Deutsche Telekom AG (Registered)	2.5
Unilever N.V. CVA	2.5
Sumitomo Mitsui Financial Group, Inc.	2.4
Mirvac Group, REIT	2.3
Centrica PLC	2.3
Aon PLC	2.3
Brambles Ltd.	2.3
Bank Central Asia Tbk. PT	2.2
Total	24.0%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
Japan	20.0%
United Kingdom	14.6
Germany	9.5
Netherlands	7.0
Switzerland	6.4
Total	57.5%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS International Sustainable Equity Fund

Industry diversification—December 31, 2018 (unaudited)

Common stocks	Percentage of net assets
Airlines	0.8%
Auto components	0.7
Automobiles	0.9
Banks	9.1
Biotechnology	1.9
Chemicals	3.9
Commercial services & supplies	2.3
Diversified financial services	1.6
Diversified telecommunication services	3.7
Electronic equipment, instruments & components	1.2
Energy equipment & services	1.1
Entertainment	4.1
Equity real estate investment trusts	2.3
Food & staples retailing	1.0
Food products	2.3
Health care equipment & supplies	1.5
Household durables	1.8
Insurance	9.0
Machinery	7.2
Marine	1.5
Media	3.6
Multi-utilities	2.3
Oil, gas & consumable fuels	3.9
Personal products	4.4
Pharmaceuticals	9.8
Real estate management & development	1.4
Semiconductors & semiconductor equipment	3.2
Software	3.5
Trading companies & distributors	1.1
Wireless telecommunication services	2.9
Total common stocks	94.0%
Preferred stock	0.8
Short-term investment	2.3
Investment of cash collateral from securities loaned	3.5
Total investments	100.6%
Liabilities in excess of other assets	(0.6)
Net assets	100.0%

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Number of shares	Value
Common stocks: 94.0%
Australia: 6.0%
Brambles Ltd.	312,041	$2,232,544
Mirvac Group, REIT	1,469,423	2,320,695
Santos Ltd.	361,153	1,392,832
Total Australia common stocks		5,946,071
Austria: 0.9%
Erste Group Bank AG*	26,604	882,123
Belgium: 0.5%
Galapagos N.V.*	5,361	491,395
Canada: 1.4%
Entertainment One Ltd.	304,886	1,385,581
Cayman Islands: 1.4%
China Biologic Products Holdings, Inc.*,1	6,000	455,460
Sino Biopharmaceutical Ltd.	705,000	464,093
Tencent Music Entertainment Group, ADR*,1	35,700	471,954
Total Cayman Islands common stocks		1,391,507
China: 2.0%
Ping An Insurance Group Co. of China Ltd., H Shares	224,500	1,980,542
Curacao: 1.1%
Schlumberger Ltd.	30,877	1,114,042
Denmark: 1.5%
AP Moller—Maersk A/S, Class B	1,162	1,461,716
France: 5.1%
Publicis Groupe SA	26,780	1,527,976
Sanofi	24,646	2,138,036
Ubisoft Entertainment SA*	8,573	690,658
Valeo SA	22,765	663,955
Total France common stocks		5,020,625
Germany: 8.7%
Bayerische Motoren Werke AG	11,212	909,350
Carl Zeiss Meditec AG	13,838	1,079,800
Deutsche Telekom AG (Registered)	146,031	2,482,048
Infineon Technologies AG	45,229	905,560
KION Group AG	9,817	499,231
LANXESS AG	18,751	862,104
SAP SE	19,294	1,914,922
Total Germany common stocks		8,653,015
Hong Kong: 2.5%
China Mobile Ltd.	114,000	1,103,131
Sun Hung Kai Properties Ltd.	97,000	1,384,347
Total Hong Kong common stocks		2,487,478
India: 1.4%
Axis Bank Ltd., GDR*,2	32,044	1,437,775
	Number of shares	Value
Indonesia: 3.4%
Bank Central Asia Tbk. PT	1,186,700	$2,146,085
Bank Mandiri Persero Tbk. PT	2,323,600	1,191,939
Total Indonesia common stocks		3,338,024
Ireland: 0.8%
Ryanair Holdings PLC, ADR*	11,500	820,410
Italy: 1.6%
Banca Mediolanum SpA	264,635	1,543,019
Japan: 20.0%
Hino Motors Ltd.	92,000	866,320
Inpex Corp.	86,600	767,347
Kao Corp.	25,000	1,850,440
KDDI Corp.	74,900	1,789,729
Kissei Pharmaceutical Co. Ltd.	34,400	875,884
Kubota Corp.	92,400	1,313,348
Makita Corp.	27,100	962,485
MINEBEA MITSUMI, Inc.	51,100	736,862
Nabtesco Corp.[1]	40,900	885,522
Nintendo Co. Ltd.	5,700	1,513,572
Shin-Etsu Chemical Co. Ltd.	15,900	1,221,642
Sony Corp.	36,100	1,740,367
Sumitomo Mitsui Financial Group, Inc.	72,600	2,393,263
Takeda Pharmaceutical Co. Ltd.[1]	60,800	2,060,784
THK Co. Ltd.	44,200	825,739
Total Japan common stocks		19,803,304
Jersey: 0.9%
Shire PLC	15,925	926,637
Netherlands: 7.0%
ABN AMRO Group N.V. CVA[3]	39,910	939,156
ASML Holding N.V.	8,122	1,272,388
Koninklijke Ahold Delhaize N.V.	39,250	991,540
Koninklijke DSM N.V.	10,163	824,480
NXP Semiconductors N.V.	5,881	430,960
Unilever N.V. CVA	45,642	2,472,530
Total Netherlands common stocks		6,931,054
Norway: 2.9%
Equinor ASA	81,090	1,720,091
Telenor ASA	61,209	1,188,697
Total Norway common stocks		2,908,788
South Africa: 2.1%
Naspers Ltd., N Shares	10,255	2,053,220
South Korea: 0.6%
SK Hynix, Inc.*	10,721	584,471
Switzerland: 6.4%
Nestle SA (Registered)	13,179	1,069,644
Novartis AG (Registered)	30,391	2,602,813
Zurich Insurance Group AG	8,798	2,622,583
Total Switzerland common stocks		6,295,040

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(Concluded)
Taiwan: 1.2%
Uni-President Enterprises Corp.	547,000	$1,240,956
United Kingdom: 14.6%
Aon PLC	15,500	2,253,080
Ashtead Group PLC	50,895	1,061,638
Centrica PLC	1,341,552	2,314,138
Croda International PLC	16,537	987,605
GlaxoSmithKline PLC	79,450	1,514,159
LivaNova PLC*	4,700	429,909
Prudential PLC	115,952	2,070,491
Sage Group PLC/The	204,907	1,571,521
Spectris PLC	41,413	1,203,498
Weir Group PLC/The	61,712	1,021,904
Total United Kingdom common stocks		14,427,943
Total common stocks (cost $107,213,249)		93,124,736
	Number of shares	Value
Preferred stock: 0.8%
Germany: 0.8%
Jungheinrich AG (cost $1,112,728)	29,351	$769,287
Short-term investment: 2.3%
Investment company: 2.3%
State Street Institutional U.S. Government Money Market Fund (cost $2,278,317)	2,278,317	2,278,317
Investment of cash collateral from securities loaned: 3.5%
Money market fund: 3.5%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $3,522,975)	3,522,975	3,522,975
Total investments: 100.6% (cost $114,127,269)		99,695,315
Liabilities in excess of other assets: (0.6)%		(632,430)
Net assets: 100.0%		$99,062,885

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 96.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$13,709,567	$79,415,169	$—	$93,124,736
Preferred stock	—	769,287	—	769,287
Short-term investment	—	2,278,317	—	2,278,317
Investment of cash collateral from securities loaned	—	3,522,975	—	3,522,975
Total	$13,709,567	$85,985,748	$—	$99,695,315

At December 31, 2018, $80,184,456 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2018 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $939,156, represented 0.9% of the Fund's net assets at period end.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2018, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned -17.34% (Class A shares returned -21.90% after the deduction of the maximum sales charge), while Class P shares returned -17.23%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned -17.33% over the same time period. (Class P shares have lower expenses than the other share class in the Fund. Returns for all share classes over various time periods are shown on page 57; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Portfolio performance summary1

What worked:

•  Fund performance benefited from sector allocation, including the Fund's overweight to information technology, underweight to industrials and modest cash position.

•  Stock selection within the information technology sector made a positive contribution to relative performance. In particular, software names led the way during the reporting period.

•  Shares of Alteryx, a leader in data science and self-service analytics, rallied strongly during the six months. The company reported revenue and billings well above consensus expectations and signed up 375 new customers, a 62% gain over the prior year. (For details, see "Portfolio highlights.")

•  Twilio, a developer of communication capabilities for software applications, traded higher during the reporting period due to stronger than expected sales and earnings growth.

•  Paycom Software is a cloud-based provider of human capital management and payroll applications. The company saw its shares rise after reporting quarterly sales and earnings that exceeded expectations. We believe the company's leading position in employee self service, which is based on its mobile app, will continue to be a competitive advantage.

•  Several individual stock selection decisions benefited performance during the six months.

•  Shares of Vocera Communications, a provider of instant voice communication solutions to medical facilities worldwide, outperformed during the six months. Investors rewarded management's conservative policy on earnings guidance, as well as the company's ability to book new wins and customer expansions.

•  Quarterly sales and earnings that exceeded consensus expectations led shares of Planet Fitness, an owner, operator and franchiser of fitness clubs, higher during the six-month period.

What didn't work:

•  Certain stocks detracted from relative performance during the six months ended December 31, 2018.

•  USA Technologies is a provider of credit card payment systems and logistics solutions for vending machines. The company's shares declined after USA announced that it would not be able to file its 10-K for fiscal 2018 on a timely basis, as the audit committee is reviewing certain contracts and internal controls. Subsequent to year end, we no longer hold this position.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Small Cap Growth Fund

•  Shares of Matador Resources, an energy company focused on the Delaware Basin, dropped as the price of oil weakened and investors worried about a projected outspend of cash flow. We maintain our position in this stock.

•  Boise Cascade, a manufacturer and marketer of wood products, underperformed during the period. The company's forward-looking commentary on the negative impact of falling wood product prices continued to weigh on its shares. We maintain our position in this stock.

•  Although the company reported overall revenue ahead of expectations, shares of Roku, a leading platform for streaming TV, declined during the period. Investors were worried about potential competition, especially given that platform revenue was not as strong as anticipated. We maintain our position in this stock.

•  Altra Industrial Motion is a designer, producer and marketer of mechanical power transmission and motion control products. The company's shares lagged as investors grew concerned about a potential slowdown in domestic industrial activity and the challenges of integrating the recent acquisition of Fortive's Automation and Specialty business. Tariff-related concerns also put downward pressure on shares during the six months. We maintain our position in this stock.

Portfolio highlights

•  Chegg is a leading connected learning platform that seeks to improve student outcomes. The company operates an integrated platform of educational services that is online, on-demand, personalized, adaptive, affordable, and backed up by human help. It is transitioning from a capital intensive textbook rental company to a digital student services platform, and we believe that EBITDA will ramp up as this transition progresses.

•  Wix.com is a web platform that enables businesses, organizations, professionals and individuals to develop customized websites and applications. The company's rapid growth is being driven by the continued move online by small and medium-sized businesses (SMB). Wix.com provides SMBs with an easy to use web design solution that incorporates full e-commerce capabilities.

•  Alteryx designs and develops software solutions for data storage, retrieval, management, reporting and analysis. We believe the large and growing addressable market for business intelligence and advanced analytics will lead to better than expected sales and earnings growth for Alteryx.

•  Universal Display is a leader in the research, development and commercialization of organic light-emitting diode (OLED) technologies and materials. We remain positive regarding expected OLED industry shipments going forward, and maintain an overweight to the stock.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2018. The views and opinions in the letter were current as of February 15, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 12/31/18 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(17.34)%	(4.70)%	4.77%	14.71%
Class P2	(17.23)	(4.46)	5.05	15.00
After deducting maximum sales charge
Class A1	(21.90)%	(9.96)%	3.60%	14.06%
Russell 2000 Growth Index[3]	(17.33)	(9.31)	5.13	13.52

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 26, 2018 prospectuses were as follows: Class A—1.67% and 1.25%; Class P—1.35% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 29, 2019, do not exceed 1.24% for Class A shares and 0.99% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Small Cap Growth Fund

Portfolio statistics—December 31, 2018 (unaudited)1

Top ten holdings

Percentage of net assets
Chegg, Inc.	2.5%
Alteryx Inc., Class A	2.3
Wix.com Ltd.	2.1
Planet Fitness, Inc., Class A	1.9
Universal Display Corp.	1.8
Performance Food Group Co.	1.6
Evolent Health, Inc., Class A	1.6
Ingevity Corp.	1.5
Chart Industries, Inc.	1.5
Exact Sciences Corp.	1.5
Total	18.3%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	94.7%
Jersey	2.5
Israel	2.1
Bermuda	1.0
Singapore	0.7
Total	101.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Industry diversification—December 31, 2018 (unaudited)1

Common stocks	Percentage of net assets
Aerospace & defense	1.4%
Banks	6.1
Biotechnology	9.9
Chemicals	1.5
Construction & engineering	1.3
Diversified consumer services	5.5
Electrical equipment	2.6
Energy equipment & services	0.3
Equity real estate investment trusts	2.4
Food & staples retailing	1.6
Health care equipment & supplies	6.3
Health care providers & services	1.3
Health care technology	5.6
Hotels, restaurants & leisure	5.7
Household durables	2.6
IT services	3.4
Life sciences tools & services	0.6
Machinery	6.1
Multiline retail	1.5
Oil, gas & consumable fuels	1.2
Paper & forest products	1.1
Pharmaceuticals	3.6
Professional services	1.9
Road & rail	1.1
Semiconductors & semiconductor equipment	5.4
Software	12.7
Specialty retail	3.5
Technology hardware, storage & peripherals	0.5
Textiles, apparel & luxury goods	1.3
Thrifts & mortgage finance	1.0
Total common stocks	99.0%
Short-term investment	2.5
Investment of cash collateral from securities loaned	13.0
Total investments	114.5%
Liabilities in excess of other assets	(14.5)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Number of shares	Value
Common stocks: 99.0%
Aerospace & defense: 1.4%
Mercury Systems, Inc.*	28,223	$1,334,666
Banks: 6.1%
BankUnited, Inc.	27,892	835,087
Columbia Banking System, Inc.	30,201	1,095,994
FB Financial Corp.	11,138	390,053
National Bank Holdings Corp., Class A	38,774	1,196,953
Origin Bancorp, Inc.[1]	6,800	231,744
South State Corp.	14,282	856,206
Webster Financial Corp.	26,746	1,318,310
		5,924,347
Biotechnology: 9.9%
Adamas Pharmaceuticals, Inc.*,1	11,955	102,096
Allogene Therapeutics, Inc.*,1	12,143	327,011
AnaptysBio, Inc.*,1	10,674	680,894
Array BioPharma, Inc.*,1	51,854	738,919
Avrobio, Inc.*,1	20,659	343,972
Bluebird Bio, Inc.*,1	2,174	215,661
Blueprint Medicines Corp.*,1	12,481	672,851
Editas Medicine, Inc.*,1	21,597	491,332
Exact Sciences Corp.*	23,135	1,459,818
G1 Therapeutics, Inc.*	17,334	331,946
Gritstone Oncology, Inc.*,1	27,351	422,573
Ligand Pharmaceuticals, Inc.*,1	6,687	907,426
Loxo Oncology, Inc.*	7,182	1,005,983
NuCana PLC, ADR*,1	24,900	361,050
REGENXBIO, Inc.*	11,996	503,232
Voyager Therapeutics, Inc.*	38,140	358,516
Xencor, Inc.*	17,916	647,843
		9,571,123
Chemicals: 1.5%
Ingevity Corp.*	17,622	1,474,785
Construction & engineering: 1.3%
EMCOR Group, Inc.	20,559	1,227,167
Diversified consumer services: 5.5%
Adtalem Global Education, Inc.*	30,542	1,445,248
Chegg, Inc.*	85,988	2,443,779
Grand Canyon Education, Inc.*	14,981	1,440,273
		5,329,300
Electrical equipment: 2.6%
Generac Holdings, Inc.*	29,089	1,445,723
Regal Beloit Corp.	14,714	1,030,716
		2,476,439
Energy equipment & services: 0.3%
Patterson-UTI Energy, Inc.	23,787	246,195
Equity real estate investment trusts: 2.4%
QTS Realty Trust, Inc., Class A	36,053	1,335,764
Ryman Hospitality Properties, Inc.	15,007	1,000,817
		2,336,581
	Number of shares	Value
Food & staples retailing: 1.6%
Performance Food Group Co.*	47,997	$1,548,863
Health care equipment & supplies: 6.3%
Inogen, Inc.*	7,593	942,823
Insulet Corp.*,1	7,434	589,665
Novocure Ltd.*,1	40,139	1,343,854
Nuvectra Corp.*	54,186	885,399
Sientra, Inc.*,1	74,513	947,060
Tactile Systems Technology, Inc.*,1	29,077	1,324,457
		6,033,258
Health care providers & services: 1.3%
LHC Group, Inc.*	13,196	1,238,840
Health care technology: 5.6%
Evolent Health, Inc., Class A*	75,246	1,501,158
Tabula Rasa HealthCare, Inc.*	19,598	1,249,568
Teladoc Health, Inc.*,1	25,139	1,246,140
Vocera Communications, Inc.*,1	34,459	1,355,962
		5,352,828
Hotels, restaurants & leisure: 5.7%
Dave & Buster's Entertainment, Inc.	13,431	598,485
Del Taco Restaurants, Inc.*	67,413	673,456
Planet Fitness, Inc., Class A*	34,847	1,868,496
Shake Shack, Inc., Class A*	24,382	1,107,430
Wendy's Co./The	79,296	1,237,811
		5,485,678
Household durables: 2.6%
Century Communities, Inc.*	43,699	754,245
Roku, Inc.*,1	32,841	1,006,248
Sonos, Inc.*	73,663	723,371
		2,483,864
IT services: 3.4%
Twilio, Inc., Class A*,1	13,971	1,247,610
Wix.com Ltd.*,1	22,802	2,059,933
		3,307,543
Life sciences tools & services: 0.6%
Charles River Laboratories International, Inc.*	5,337	604,042
Machinery: 6.1%
Altra Industrial Motion Corp.	43,686	1,098,703
Chart Industries, Inc.*	22,585	1,468,703
Kadant, Inc.	14,526	1,183,288
Kennametal, Inc.	30,716	1,022,228
Woodward, Inc.	14,463	1,074,456
		5,847,378
Multiline retail: 1.5%
Ollie's Bargain Outlet Holdings, Inc.*	21,792	1,449,386
Oil, gas & consumable fuels: 1.2%
Callon Petroleum Co.*,1	51,212	332,366
Matador Resources Co.*,1	49,960	775,879
		1,108,245

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(Concluded)
Paper & forest products: 1.1%
Boise Cascade Co.	43,088	$1,027,649
Pharmaceuticals: 3.6%
Aerie Pharmaceuticals, Inc.*	10,454	377,389
Amphastar Pharmaceuticals, Inc.*	35,270	701,873
Collegium Pharmaceutical, Inc.*,1	36,585	628,165
Cymabay Therapeutics, Inc.*	61,583	484,658
Supernus Pharmaceuticals, Inc.*	16,968	563,677
WaVe Life Sciences Ltd.*,1	16,739	703,708
		3,459,470
Professional services: 1.9%
ASGN, Inc.*	21,477	1,170,497
Upwork, Inc.*,1	9,300	168,423
WageWorks, Inc.*	17,396	472,475
		1,811,395
Road & rail: 1.1%
Werner Enterprises, Inc.	36,933	1,091,001
Semiconductors & semiconductor equipment: 5.4%
MaxLinear, Inc.*	51,724	910,342
Monolithic Power Systems, Inc.	9,546	1,109,723
Semtech Corp.*	30,967	1,420,456
Universal Display Corp.[1]	18,907	1,769,128
		5,209,649
Software: 12.7%
8x8, Inc.*	73,033	1,317,515
Alteryx Inc., Class A*,1	36,725	2,184,036
ForeScout Technologies, Inc.*	45,149	1,173,423
Mimecast Ltd.*	32,887	1,105,990
Paycom Software, Inc.*,1	8,358	1,023,437
Proofpoint, Inc.*	15,573	1,305,173
SailPoint Technologies Holding, Inc.*	55,533	1,304,470
Tenable Holdings, Inc.*	26,653	591,430
Upland Software, Inc.*	45,980	1,249,736
Varonis Systems, Inc.*	19,364	1,024,356
		12,279,566
	Number of shares	Value
Specialty retail: 3.5%
American Eagle Outfitters, Inc.	63,273	$1,223,067
Children's Place, Inc./The	9,059	816,125
Dick's Sporting Goods, Inc.[1]	43,234	1,348,901
		3,388,093
Technology hardware, storage & peripherals: 0.5%
USA Technologies, Inc.*	122,355	475,961
Textiles, apparel & luxury goods: 1.3%
Steven Madden Ltd.	42,544	1,287,381
Thrifts & mortgage finance: 1.0%
Essent Group Ltd.*	29,350	1,003,183
Total common stocks (cost $91,064,842)		95,413,876
Short-term investment: 2.5%
Investment company: 2.5%
State Street Institutional U.S. Government Money Market Fund (cost $2,422,346)	2,422,346	2,422,346
Investment of cash collateral from securities loaned: 13.0%
Money market fund: 13.0%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $12,556,432)	12,556,432	12,556,432
Total investments:114.5% (cost $106,043,620)		110,392,654
Liabilities in excess of other assets: (14.5)%		(14,003,796)
Net assets: 100.0%		$96,388,858

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 96.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2018 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$95,413,876	$—	$—	$95,413,876
Short-term investment	—	2,422,346	—	2,422,346
Investment of cash collateral from securities loaned	—	12,556,432	—	12,556,432
Total	$95,413,876	$14,978,778	$—	$110,392,654

At December 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

UBS U.S. Sustainable Equity Fund

Portfolio performance

For the six months ended December 31, 2018, Class A shares of UBS U.S. Sustainable Equity Fund (the "Fund") returned -13.07% (Class A shares returned -17.84% after the deduction of the maximum sales charge), while Class P shares returned -12.95%. The Fund's benchmark, the S&P 500 Index (the "Index"), returned -6.85% over the same time period. (Class P shares have lower expenses than the other share class in the Fund. Returns for all share classes over various time periods are shown on page 66; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The year 2018 saw strong earnings growth and dramatic contraction of price-earnings multiples in the U.S. equity market. Multiples contract when the market believes earnings growth will falter or slow. With the U.S. economy at very strong levels, there is concern that margins may have peaked and that a recession is around the corner. We are not in the recession camp at this time. We believe the U.S. economy will remain strong in 2019. That said, with increasing wages and tariff uncertainty, it is wise to be cautious on margins. Against this backdrop, the U.S. stock market looks very attractive to us today, and we are heartened by the spread in valuation opportunities both within and across sectors.

During times when emotions such as fear or greed dominate the market, our disciplined approach is most challenged. Today, fear is the underlying theme. We believe that adherence to our discipline will generate strong performance over time. We do not know when the fear level will drop, but we do know that prices tend to move to fair value over time. Today, we are presented with and are taking advantage of tremendous price/value opportunities.

We appreciate your continued support of our team and process, which we believe will be rewarded in 2019.

Portfolio performance summary1

What worked:

•  Several stock selection decisions contributed positively to Fund performance.

•  Walgreens was the largest positive contributor to relative returns during the six months ended December 31, 2018. We sold the stock at the end of November 2018 after it reached our estimate of intrinsic value.

• Stock selection in the healthcare sector was positive for relative returns.

•  Johnson & Johnson is a diversified healthcare company. It is only trading in line with the broader S&P 500 Index, despite a balance sheet that is significantly light on debt. At current levels, we believe investors underappreciate the durability of growth for JNJ's key immunology/oncology franchises, as well as the potential to drive further earnings growth through targeted business development.

•  UnitedHealth delivered a solid year of growth in 2018. Membership increased, driven by the company's industry-leading Medicare franchise. In addition, the company's Optum subsidiary reported its seventh straight year of earnings growth in excess of 20%. Looking forward, we believe UnitedHealth is uniquely positioned to benefit from the increased consumerization of healthcare, with top positions across five key growth markets.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Sustainable Equity Fund

•  The Fund benefited from certain other stock selection decisions during the six-month period.

•  The continued decision not to hold Apple made a positive contribution to Fund performance relative to the benchmark. The stock traded down due to investor concerns that the most recently introduced generation of iPhones was not selling as well as expected. We believe better value lies in holding companies within Apple's supply chain.

•  Walt Disney's share price increased during the period as the company's earnings strength demonstrated Disney's ability to execute. Media networks and studio revenues were particularly strong. Additionally, in September 2018, Disney agreed to sell its Fox stake in Sky to Comcast. This gives Disney more flexibility to invest in original or acquired content in order to make its offerings more compelling.

What didn't work:

•  Certain information technology stocks made a negative contribution to performance during the reporting period.

•  Western Digital was the largest detractor during the six-month period. The company's underperformance was driven by weakening near-term NAND memory pricing and Western Digital's decision to cut wafer starts and capital spending in October 2018. While these moves will be headwinds to near-term revenue, we believe it is the right strategy to bring supply and demand back into balance for the industry. We are encouraged by signs that other industry participants are following Western Digital's lead. We continue to hold the stock, as we believe the memory industry will be more profitable in the future, and we feel confident about Western Digital's future.

•  Micron Technology's underperformance was similarly driven by concerns regarding near-term NAND and DRAM memory pricing. We are, however, encouraged by Micron's decision to cut capital spending to bring supply of both product types in line with industry demand. Again, we believe the future of the memory industry will be more profitable than the past, and continue to allocate a large portfolio weight to semiconductor memory stocks including Western Digital and Micron Technology.

•  Stock selection in the consumer discretionary sector hindered relative returns. While many discretionary companies are facing general secular headwinds of disruption, we believe in these names and continue to hold them in the Fund.

•  Aptiv's share price declined mainly due to macroeconomic headwinds, including uncertainty over China, volatile foreign exchange rates and rising commodity costs. We believe that Aptiv will benefit from a high level of spending on active safety, infotainment, and electrification. We expect this to put Aptiv in a position where it can compound earnings at a rate well above that of its peers. We continue to hold this stock

•  Newell Brands detracted from relative returns during the six-month period. The fourth quarter of 2018 was a tough period for consumer discretionary stocks in general and for retail in particular. Most retailers' sales were down from the prior year. In addition, retail had to cope with investor fears of a slowdown, and tariff talk that may impact margins. We continue to hold this stock

•  Other stock selection decisions detracted from relative performance during the six months.

•  The stock price of Ironwood Pharmaceuticals declined after Allergan offered cautious commentary on future growth prospects for Linzess, the leading irritable bowel syndrome (IBS) drug which the two companies co-promote in the U.S. We believe that the move in Ironwood's price was an overreaction, and we continue to hold the stock.

UBS U.S. Sustainable Equity Fund

Portfolio highlights

•  AGCO engages in the manufacture and trade of agricultural equipment and accessories. In our view, the company can more than double earnings over the next five years through a combination of market growth, market share initiatives, operating leverage, improving mix and efficiency measures. In particular, having grown through more than 40 acquisitions, AGCO is now introducing a platform strategy across its different products which we believe will enable it to extract significant economies of scale.

•  American Express provides credit card, financial and global travel services. Our positive view on American Express is based on our belief that the company will maintain its return on equity over the medium term despite the increased competition in its core credit card issuance business. The credit profile of American Express cardholders tends to be more stable than that of most competitors. This gives us reason to believe the company is relatively better positioned to maintain its current credit quality metrics.

•  Jabil is the premier manufacturing services company in the U.S. It has consistently delivered return on invested capital above its weighted average cost of capital. Jabil is a strategic partner of Apple, its largest customer. While this lack of diversification is sometimes viewed as a weakness by investors, we believe it will prove to be a source of strength over time. We expect Jabil to continue to diversify its exposure across Apple's product lines in order to minimize single product success/failure risk. Jabil's strength in diversified manufacturing services and its shift toward a higher margin business give us confidence in forecasting expanding margins for the company.

•  Royal Caribbean is a cruise vacation company. Due to the high fixed cost nature of the business, cruise companies attempt to fill every berth at the expense of yields, making this a price-taker market. This has led the industry to be supply-driven, as the competition is not just other ships but all land-based travel options. Cruising tends to be a better value than land-based options, and increased supply normally leads to faster revenue and earnings growth. We believe the company will continue to benefit from favorable demographic tailwinds, including an aging population that will spend more on cruising, a shift in consumer spending from stuff to experiences, and the opening of the Chinese market.

•  Prudential Financial is a provider of financial services and products. The company is growing earnings at a high compound annual growth rate. Prudential has a unique franchise in Asia where it benefits from the secular trend of an emerging middle class and an increased need for insurance. In the U.S., the company manages to sustain a high growth profile thanks to disciplined pricing and innovative products.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2018. The views and opinions in the letter were current as of February 15, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Sustainable Equity Fund

Average annual total returns for periods ended 12/31/18 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(13.07)%	(9.28)%	6.31%	11.57%
Class P2	(12.95)	(9.04)	6.57	11.86
After deducting maximum sales charge
Class A1	(17.84)%	(14.26)%	5.11%	10.94%
S&P 500 Index[3]	(6.85)	(4.38)	8.49	13.12

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 26, 2018 prospectuses, supplemented from time to time, were as follows: Class A—2.07% and 0.95%; Class P—1.79% and 0.70%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2019, do not exceed 0.95% for Class A shares and 0.70% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Sustainable Equity Fund

Portfolio statistics and industry diversification—December 31, 2018 (unaudited)1

Top ten holdings

Percentage of net assets
UnitedHealth Group, Inc.	4.9%
AGCO Corp.	4.8
Johnson & Johnson	4.8
Amazon.com, Inc.	4.8
American Express Co.	4.8
Walt Disney Co./The	4.3
Jabil, Inc.	4.1
Royal Caribbean Cruises Ltd.	4.0
Prudential Financial, Inc.	4.0
US Bancorp	4.0
Total	44.5%

Issuer breakdown by country or territory of origin

Percentage of net assets
United States	91.1%
Liberia	4.0
Ireland	3.6
Jersey	2.4
Total	101.1%
Common stocks	Percentage of net assets
Airlines	3.9%
Auto components	2.4
Banks	4.0
Biotechnology	1.9
Capital markets	2.9
Chemicals	2.6
Consumer finance	4.8
Electronic equipment, instruments & components	4.1
Entertainment	4.3
Equity real estate investment trusts	3.7
Health care providers & services	4.9
Hotels, restaurants & leisure	4.0
Household durables	3.3
Insurance	6.5
Interactive media & services	3.2
Internet & direct marketing retail	4.8
IT services	3.3
Life sciences tools & services	2.4
Machinery	8.0
Pharmaceuticals	8.4
Semiconductors & semiconductor equipment	6.6
Software	3.7
Specialty retail	2.5
Technology hardware, storage & peripherals	2.7
Total common stocks	98.9%
Short-term investment	0.4
Investment of cash collateral from securities loaned	1.8
Total investments	101.1%
Liabilities in excess of other assets	(1.1)
Net assets	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

UBS U.S. Sustainable Equity Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Number of shares	Value
Common stocks: 98.9%
Airlines: 3.9%
Delta Air Lines, Inc.	19,149	$955,535
Auto components: 2.4%
Aptiv PLC	9,780	602,155
Banks: 4.0%
US Bancorp	21,547	984,698
Biotechnology: 1.9%
Ironwood Pharmaceuticals, Inc.*,1	44,518	461,207
Capital markets: 2.9%
Ameriprise Financial, Inc.	6,959	726,311
Chemicals: 2.6%
Ashland Global Holdings, Inc.	8,923	633,176
Consumer finance: 4.8%
American Express Co.	12,292	1,171,673
Electronic equipment, instruments & components: 4.1%
Jabil, Inc.	40,791	1,011,209
Entertainment: 4.3%
Walt Disney Co./The	9,589	1,051,434
Equity real estate investment trusts: 3.7%
Simon Property Group, Inc.	5,473	919,409
Health care providers & services: 4.9%
UnitedHealth Group, Inc.	4,830	1,203,250
Hotels, restaurants & leisure: 4.0%
Royal Caribbean Cruises Ltd.	10,199	997,360
Household durables: 3.3%
Newell Brands, Inc.[1]	44,037	818,648
Insurance: 6.5%
Marsh & McLennan Cos., Inc.	7,569	603,628
Prudential Financial, Inc.	12,172	992,626
		1,596,254
Interactive media & services: 3.2%
Facebook, Inc., Class A*	5,959	781,165
Internet & direct marketing retail: 4.8%
Amazon.com, Inc.*	794	1,192,564
IT services: 3.3%
Visa, Inc., Class A	6,115	806,813
	Number of shares	Value
Life sciences tools & services: 2.4%
Bio-Rad Laboratories, Inc., Class A*	2,521	$585,427
Machinery: 8.0%
AGCO Corp.	21,462	1,194,789
Gardner Denver Holdings, Inc.*	38,344	784,135
		1,978,924
Pharmaceuticals: 8.4%
Allergan PLC	6,648	888,571
Johnson & Johnson	9,255	1,194,358
		2,082,929
Semiconductors & semiconductor equipment: 6.6%
Lam Research Corp.	5,634	767,182
Micron Technology, Inc.*	26,819	850,967
		1,618,149
Software: 3.7%
salesforce.com, Inc.*	6,628	907,837
Specialty retail: 2.5%
TJX Cos., Inc./The	13,882	621,081
Technology hardware, storage & peripherals: 2.7%
Western Digital Corp.	17,829	659,138
Total common stocks (cost $28,594,660)		24,366,346
Short-term investment: 0.4%
Investment company: 0.4%
State Street Institutional U.S. Government Money Market Fund (cost $88,701)	88,701	88,701
Investment of cash collateral from securities loaned: 1.8%
Money market fund: 1.8%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $456,310)	456,310	456,310
Total investments: 101.1% (cost $29,139,671)		24,911,357
Liabilities in excess of other assets: (1.1)%		(279,177)
Net assets: 100.0%		$24,632,180

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 96.

UBS U.S. Sustainable Equity Fund

Portfolio of investments

December 31, 2018 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$24,366,346	$—	$—	$24,366,346
Short-term investment	—	88,701	—	88,701
Investment of cash collateral from securities loaned	—	456,310	—	456,310
Total	$24,366,346	$545,011	$—	$24,911,357

At December 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Portfolio performance

For the six months ended December 31, 2018, Class A shares of UBS Municipal Bond Fund (the "Fund") returned 1.68% (Class A shares returned -0.59% after the deduction of the maximum sales charge), while Class P shares returned 1.81%. For comparison purposes, the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"), returned 1.53%, and the Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index returned 1.80% over the same time period. (Class P shares have lower expenses than the other share class in the Fund. Returns for all share classes over various time periods are shown on page 71; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return during the reporting period, which was primarily due to positioning on the municipal yield curve.

Portfolio performance summary1

What worked

•  Yield curve positioning was the largest contributor to performance. In particular, an overweight to the seven year portion of the yield curve (6-8 year maturities) was rewarded. Having no allocation to the long end of the municipal yield curve (22+ years) was also beneficial for returns as they lagged the benchmark. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  Security selection in the seven year portion of the yield curve was additive for returns.

•  Sector allocation, overall, contributed to performance. Underweight to the hospital and industrial development revenue/pollution control revenue sectors, along with an overweight to the leasing sector, added the most value, relative to the benchmark.

What didn't work

•  Duration positioning detracted from performance. Having a shorter duration than that of the benchmark was a headwind for results as yields declined across the curve amid a flight to quality.

•  An overweight to the power sector was a modest drag on returns during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2018. The views and opinions in the letter were current as of February 15, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Municipal Bond Fund

Average annual total returns for periods ended 12/31/18 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	1.68%	0.73%	2.03%
Class P3	1.81	0.98	2.26
After deducting maximum sales charge
Class A2	(0.59)%	(1.58)%	1.47%
Bloomberg Barclays Municipal Bond Index[4]	1.53	1.28	2.70
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index[5]	1.80	1.22	2.40

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 26, 2018 prospectuses were as follows: Class A—1.03% and 0.65%; Class P—0.79% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2019, do not exceed 0.65% for Class A shares and 0.40% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive."

1  Inception date of all shares of UBS Municipal Bond Fund and the indices is November 10, 2014.

2  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Municipal Bond Fund

Portfolio statistics—December 31, 2018 (unaudited)1

Summary of municipal securities by state

Percentage of net assets
Long-term municipal bonds
California	1.8%
Colorado	0.8
Connecticut	6.9
Florida	12.0
Georgia	1.6
Illinois	13.5
Maryland	2.4
Massachusetts	2.9
Michigan	1.1
Mississippi	1.0
Nebraska	1.4
Nevada	2.1
New Jersey	3.6
New York	9.3
Ohio	1.1
Pennsylvania	19.1
Rhode Island	1.0
South Carolina	2.3
Texas	15.9
Wisconsin	1.2
Total long-term municipal bonds	101.0%
Short-term investments	0.1
Total investments	101.1%
Liabilities in excess of other assets	(1.1)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount	Value
Long-term municipal bonds: 101.0%
California: 1.8%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/32	$1,000,000	$1,128,270
Series A, 5.000%, due 06/01/33	650,000	730,938
		1,859,208
Colorado: 0.8%
City and County of Denver, COP, Series A3, 1.700%, due 12/01/31[1]	800,000	800,000
Connecticut: 6.9%
State of Connecticut, GO Bonds, Series A, 5.000%, due 04/15/25	1,250,000	1,408,150
Series B, 5.000%, due 04/15/25	2,000,000	2,253,040
Series C, 5.000%, due 06/15/23	1,000,000	1,098,283
Series F, 5.000%, due 09/15/25	2,140,000	2,421,517
		7,180,990
Florida: 12.0%
Central Florida Expressway Authority Revenue Bonds, Series B, 5.000%, due 07/01/34	1,000,000	1,129,050
Miami-Dade County Revenue Bonds, 5.000%, due 10/01/26	1,000,000	1,188,160
School Board of Volusia County, Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,118,880
School District of St. Lucie County, Sales Tax Revenue Bonds, AGM, 5.000%, due 10/01/26	1,020,000	1,178,008
South Florida Water Management District, COP, 5.000%, due 10/01/34	1,000,000	1,132,100
The School Board of Broward County, COP, Series B, 5.000%, due 07/01/30	2,000,000	2,268,520
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	1,000,000	1,122,410
Series D, 5.000%, due 02/01/23	1,000,000	1,109,860
Series D, 5.000%, due 11/01/31	1,000,000	1,122,070
The School Board of Palm Beach County, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,133,880
		12,502,938
	Face amount	Value
Georgia: 1.6%
State of Georgia, GO Bonds, Series F, 5.000%, due 07/01/26	$1,385,000	$1,658,995
Illinois: 13.5%
City of Chicago O'Hare International Airport, Senior Lien Revenue Bonds, Series B, 5.000%, due 01/01/30	1,000,000	1,117,700
Series B, 5.000%, due 01/01/31	1,050,000	1,168,083
County of Cook, GO Bonds, Series A, 5.000%, due 11/15/20	1,830,000	1,918,700
Series A, 5.000%, due 11/15/26	1,500,000	1,698,675
Illinois Finance Authority, Clean Water Initiative Revolving Fund Revenue Bonds, 5.000%, due 01/01/24	1,920,000	2,184,652
Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.000%, due 01/01/27	1,000,000	1,169,150
Railsplitter Tobacco Settlement Authority Revenue Bonds, 5.000%, due 06/01/25	1,235,000	1,400,379
State of Illinois, GO Bonds, Series B, 5.000%, due 10/01/21	1,000,000	1,044,210
State of Illinois, Sales Tax Revenue Bonds, 5.000%, due 06/15/20	1,190,000	1,228,818
5.000%, due 06/15/22	1,105,000	1,175,035
		14,105,402
Maryland: 2.4%
State of Maryland, GO Bonds, 5.000%, due 06/01/26	2,180,000	2,498,127
Massachusetts: 2.9%
The Commonwealth of Massachusetts, Consolidated Loan of 2016, GO Bonds, Series A, 5.000%, due 03/01/34	1,125,000	1,254,004
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series D, 5.000%, due 07/01/26	1,500,000	1,789,875
		3,043,879
Michigan: 1.1%
Michigan Finance Authority, Trinity Health Credit Group, Hospital Revenue Bonds, Series A, 5.000%, due 12/01/35	1,000,000	1,139,400

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount	Value
Long-term municipal bonds—(Continued)
Mississippi: 1.0%
Mississippi Business Finance Corp., Gulf Opportunity Zone, Industrial Development (Chevron USA, Inc. Project), Revenue Bonds, Series A, 1.610%, due 12/01/30[1]	$1,000,000	$1,000,000
Series C, 1.610%, due 12/01/30[1]	100,000	100,000
		1,100,000
Nebraska: 1.4%
Douglas County Hospital Authority No. 2 Revenue Bonds, 5.000%, due 05/15/25	1,250,000	1,442,388
Nevada: 2.1%
Clark County, Las Vegas-McCarran International Airport Revenue Bonds, Series C, 5.000%, due 07/01/27	1,815,000	2,157,273
New Jersey: 3.6%
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series AA, 5.000%, due 06/15/27	1,500,000	1,618,245
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	1,000,000	1,133,640
Series E, 5.000%, due 01/01/34	860,000	956,716
		3,708,601
New York: 9.3%
City of New York, GO Bonds, Subseries F-1, 5.000%, due 04/01/34	1,100,000	1,283,183
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2017 Revenue Bonds, Series EE, 5.000%, due 06/15/33	1,000,000	1,162,060
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A1, 5.000%, due 08/01/33	1,230,000	1,450,268
Subseries C-2, 5.000%, due 05/01/35	3,000,000	3,498,180
New York City Transitional Finance Authority Revenue Bonds, Subseries B-1, 5.000%, due 08/01/33	1,000,000	1,121,640
Subseries E-1, 5.000%, due 02/01/32	1,000,000	1,141,720
		9,657,051
	Face amount	Value
Ohio: 1.1%
State of Ohio, Cleveland Clinic Health System Revenue Bonds, Series A, 5.000%, due 01/01/32	$1,000,000	$1,172,990
Pennsylvania: 19.1%
City of Philadelphia, GO Bonds, 5.000%, due 08/01/20	1,590,000	1,660,914
Series A, 5.000%, due 08/01/22	1,000,000	1,094,010
Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds, 5.000%, due 06/01/24	1,625,000	1,822,389
Commonwealth of Pennsylvania, GO Bonds, 5.000%, due 08/15/21	1,700,000	1,829,353
5.000%, due 01/01/24	2,000,000	2,254,420
5.000%, due 09/15/25	1,500,000	1,736,985
Pennsylvania Turnpike Commission Revenue Bonds, 5.000%, due 12/01/25[2]	2,170,000	2,432,809
5.000%, due 12/01/28	1,000,000	1,146,920
5.000%, due 12/01/30	1,750,000	1,982,347
Series A-1, 5.000%, due 12/01/24	1,500,000	1,719,930
Series A-2, 5.000%, due 12/01/28	1,000,000	1,163,840
Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Series A, 5.000%, due 12/01/22	1,000,000	1,107,930
		19,951,847
Rhode Island: 1.0%
Tobacco Settlement Financing Corp., Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/21	1,000,000	1,061,740
South Carolina: 2.3%
South Carolina Public Service Authority (Escrowed to Maturity), Revenue Bonds Series B, 5.000%, due 12/01/20	555,000	587,129
South Carolina Public Service Authority Revenue Bonds, Series A, 5.000%, due 12/01/26	1,010,000	1,129,493
South Carolina Public Service Authority-Unrefunded Balance, Revenue Bonds Series B, 5.000%, due 12/01/20	690,000	724,886
		2,441,508
Texas: 15.9%
Austin Community College District Public Facility Corp., Round Rock Campus Revenue Bonds, 5.000%, due 08/01/24	1,000,000	1,137,200

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount	Value
Long-term municipal bonds—(Concluded)
Texas—(Concluded)
Garland Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/25	$1,200,000	$1,393,512
Houston Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/26	2,000,000	2,359,780
North Texas Tollway Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	3,030,000	3,392,661
Plano Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/25	2,000,000	2,320,040
State of Texas Transportation Commission Highway Fund First Tier Revenue Bonds, Series A, 5.000%, due 10/01/25	1,000,000	1,175,260
Texas A&M University, Financing System Revenue Bonds, Series C, 5.000%, due 05/15/26	2,275,000	2,700,857
Series E, 5.000%, due 05/15/25	1,750,000	2,045,242
		16,524,552
	Face amount	Value
Wisconsin: 1.2%
State of Wisconsin Prerefunded, GO Bonds, Series A, 5.000%, due 05/01/24[3]	$1,165,000	$1,280,102
Total long-term municipal bonds (cost $105,634,557)		105,286,991
	Number of shares
Short-term investment: 0.1%
Investment company: 0.1%
State Street Institutional U.S. Government Money Market Fund (cost $68,793)	68,793	68,793
Total investments:101.1% (cost $105,703,350)		105,355,784
Liabilities in excess of other assets: (1.1)%		(1,161,088)
Net assets: 100.0%		$104,194,696

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 96.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term municipal bonds	$—	$105,286,991	$—	$105,286,991
Short-term investment	—	68,793	—	68,793
Total	$—	$105,355,784	$—	$105,355,784

At December 31, 2018 there were no transfers between Level 1 and Level 2.

Portfolio footnote

1  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2018 (unaudited)

2  This security is considered illiquid and restricted. At period end, the value of illiquid and restricted securities was $2,432,809, representing 2.3% of the Fund's net assets. The table below provides further information:

Illiquid & restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 12/31/18	Value as a percentage of net assets
Pennsylvania Turnpike Commission Revenue Bonds, 5.000%, due 12/01/25	04/03/17	$2,396,505	2.3%	$2,432,809	2.3%

3  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

See accompanying notes to financial statements.

UBS Sustainable Development Bank Bond Fund

Portfolio Performance:

For the period from its inception on October 24, 2018 through December 31, 2018 (the "reporting period"), Class P shares of UBS Sustainable Development Bank Bond Fund (the "Fund") returned 2.13%. For comparison purposes, the Bloomberg Barclays U.S. Treasury Index (the "Index") returned 2.87%. The Fund's secondary benchmark, the Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index, retuned 2.66% during the reporting period. Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.

Fund Overview

The Fund seeks current income. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and/or instruments that provide exposure to bonds issued by development banks. Development banks are financial organizations formed by government entities to promote economic and social development.

The development bank bond market typically follows high-quality US government bonds. As each of the global Multilateral Development Banks ("MDB") are supranational entities backed by multiple member governments, MDBs historically have a similar credit profile to major sovereign issuers, such as the US government. Consequently, MDB bonds have generally delivered comparable returns to US Treasuries.

Market Review

In 2018, the acceleration in global economic growth moderated as financial conditions tightened and trade tensions impacted business sentiment and overall demand. Regional differences remained pronounced, with the relative strength of the US economy and the continued weakness in Chinese demand most noteworthy. Meanwhile, developed world consumption growth and investment remained healthy and was supported by robust labor markets and continued wage growth.

Against this backdrop, the Federal Reserve Board (Fed) delivered somewhat contradictory signals. Large movements in both equity and bond markets, led to interest in the outlook for monetary policy as the year ended. The Fed raised rates for a fourth time in December 2018 and its outlook was for two additional rate hikes in 2019. Fed chair Jerome Powell also reiterated the intention to reduce the Fed's balance sheet, which captured investors' attention. It was left to John Williams, chair of the New York Fed, to emphasise later that the equity market selloff and threat of a global slowdown were being factored into policy.

Driven by a healthy US economy, 10 year US Treasury yields reached a high of approximately 3.2% during the first part of the reporting period. The moderation of global growth, paired with a more dovish Fed, then led to a rally in US fixed income markets. 10 year US Treasury yields ended 2018 at approximately 2.7%.

UBS Sustainable Development Bank Bond Fund

Led by the US Treasury market, sustainable development bank (SDB) bonds also rallied modestly towards the year end. While other spread-products (like US investment-grade corporates) underperformed US Treasuries, SDB bonds performed closer to Treasuries. Driven by high demand for high quality bonds and a lack of supply, spread widening for SDB bonds was limited. Within the universe, liquid AAA-rated issuers like the International Bank for Reconstruction and Development and the Inter-American Development Bank slightly outperformed lower rated issuers in the AA rating space.

Portfolio Performance Summary:

The Fund is passively managed and seeks to minimize tracking error relative to its secondary benchmark (before fees and expenses), which is constructed from a blend of two market indexes designed to measure the performance of the US dollar-denominated multilateral development bank bond market. During the reporting period, the Fund's underperformance relative to its secondary benchmark was largely driven by transaction costs associated with the construction of the Fund's portfolio, along with fees and expenses. No derivatives were used in managing the Fund during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from its inception on October 24, 2018 through December 31, 2018. The views and opinions in the letter were current as of February 15, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Sustainable Development Bank Bond Fund

Average annual total returns for periods ended 12/31/18 (unaudited)

Inception[1]
Class P2	2.13%
Bloomberg Barclays U.S. Treasury Index[3]	2.87
Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index.[4]	2.66

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 23, 2018 prospectuses were as follows: Class P—0.63% and 0.25%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2019, do not exceed 0.35% for Class A shares, 0.25% for Class P shares and 0.15% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS Sustainable Development Bank Bond Fund is October 24, 2018.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The Bloomberg Barclays US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index is a composite index, constructed from a blend of two market indexes designed to measure the performance of the US dollar denominated multilateral development bank bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Sustainable Development Bank Bond Fund

Portfolio statistics and industry diversification—December 31, 2018 (unaudited)1

Top ten holdings

Percentage of net assets
International Bank for Reconstruction & Development, 2.500% due 11/22/27	7.7%
Inter-American Development Bank, 3.125% due 09/18/28	5.9
International Bank for Reconstruction & Development, 2.500% due 11/25/24	5.7
Inter-American Development Bank, 2.375% due 07/07/27	5.1
International Development Association, 2.750% due 04/24/23	4.8
International Bank for Reconstruction & Development, 2.500% due 07/29/25	4.7
Inter-American Development Bank, 2.000% due 06/02/26	4.2
Inter-American Development Bank, 2.125% due 01/15/25	4.1
Council of Europe Development Bank, 1.625% due 03/16/21	3.7
Kreditanstalt fuer Wiederaufbau, 2.000% due 05/02/25	3.6
Total	49.5%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	64.0%
France	7.2
Philippines	4.7
United Kingdom	4.4
Ivory Coast	4.4
Total	84.7%
Corporate notes	Percentage of net assets
Supranationals	98.4%
Short-term investment	5.8
Total investments	104.2%
Liabilities in excess of other assets	(4.2)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount	Value
Corporate notes: 98.4%
Supranationals: 98.4%
African Development Bank 1.250%, due 07/26/21	$225,000	$217,459
1.875%, due 03/16/20	475,000	469,768
Agence Francaise de Developpement 1.625%, due 01/21/20[1]	350,000	345,824
Series EMTN, 2.750%, due 03/22/21[1]	200,000	199,750
Asian Development Bank Series GMTN, 2.000%, due 01/22/25	275,000	263,689
Series GMTN, 2.750%, due 01/19/28	165,000	163,153
Series GMTN, 3.125%, due 09/26/28	300,000	306,694
Corp. Andina de Fomento 2.125%, due 09/27/21	125,000	121,334
4.375%, due 06/15/22	500,000	517,475
Council of Europe Development Bank 1.625%, due 03/16/21	600,000	587,393
European Bank for Reconstruction & Development Series GMTN, 2.125%, due 03/07/22	300,000	295,319
Series GMTN, 2.750%, due 04/26/21	300,000	300,991
Series GMTN, 2.750%, due 03/07/23	100,000	100,246
European Investment Bank 1.875%, due 02/10/25	375,000	355,774
3.250%, due 01/29/24	300,000	307,400
IDB Trust Services Ltd. Series EMTN, 2.393%, due 04/12/22[1]	200,000	195,308
3.389%, due 09/26/23[1]	400,000	402,276
Inter-American Development Bank Series GMTN, 1.625%, due 05/12/20	375,000	370,137
Series GMTN, 2.000%, due 06/02/26	700,000	664,584
2.125%, due 01/15/25	675,000	652,285
2.375%, due 07/07/27	835,000	806,014
3.000%, due 02/21/24	425,000	431,011
3.125%, due 09/18/28	900,000	920,306
	Face amount	Value
International Bank for Reconstruction & Development 1.375%, due 03/30/20	$325,000	$320,157
1.375%, due 05/24/21	350,000	340,353
1.875%, due 10/27/26	300,000	280,787
2.000%, due 01/26/22	100,000	98,239
2.500%, due 11/25/24	900,000	890,646
2.500%, due 07/29/25	750,000	738,453
2.500%, due 11/22/27	1,240,000	1,208,587
International Development Association 2.750%, due 04/24/23[1]	750,000	752,915
International Finance Corp. Series GMTN, 1.125%, due 07/20/21	150,000	144,642
Series GMTN, 2.125%, due 04/07/26	575,000	551,613
Kreditanstalt fuer Wiederaufbau 2.000%, due 05/02/25	600,000	573,123
Nordic Investment Bank 2.125%, due 02/01/22	400,000	393,777
2.875%, due 07/19/23	200,000	201,712
Total corporate notes (cost $15,214,137)		15,489,194
	Number of shares
Short-term investment: 5.8%
Investment company: 5.8%
State Street Institutional U.S. Government Money Market Fund (cost $913,887)	913,887	913,887
Total investments: 104.2% (cost $16,128,024)		16,403,081
Liabilities in excess of other assets: (4.2)%		(655,996)
Net assets: 100.0%		$15,747,085

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 96.

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

December 31, 2018 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate notes	$—	$15,489,194	$—	$15,489,194
Short-term investment	—	913,887	—	913,887
Total	$—	$16,403,081	$—	$16,403,081

At December 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Portfolio performance:

For the six months ended December 31, 2018, Class A shares of UBS Total Return Bond Fund (the "Fund") returned 0.42% (Class A shares returned -3.34% after the deduction of the maximum sales charge), while Class P shares returned 0.60%.For comparison purposes, the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index") returned 1.65%. (Class P shares have lower expenses than the other share class in the Fund. Returns for all share classes over various time periods are shown on page 85; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. A number of credit derivatives, including credit-default swap index (CDX) options and total return swaps, were used to manage the Fund's credit exposure. Collectively, they had a positive impact to results over the period. With respect to credit derivatives, they were a positive contributor. Active currency management, utilizing currency options, was a modest detractor from performance. In aggregate, the use of derivatives were a headwind for returns. Derivatives were just one tool, among others, that we used to implement our overall strategy. Looking at the impact of derivatives in isolation is not very meaningful and could potentially be misleading, as often times they are used as a compliment or offset to other existing positions in the portfolio.

Market commentary:

The lengthy US economic expansion continued during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") grew at a 3.4% seasonally adjusted annualized rate during the third quarter of 2018. The Federal Reserve raised interest rates twice during the period—at their September and December meetings—bringing the Fed Funds target range to 2.25-2.50% by year-end. The 10-year US Treasury yield began the period at 2.85%. Over the final month and a half of the year, Treasury yields plummeted given concerns over slower growth and the possible future path from the Fed. The 10-year US Treasury finished the year at 2.69%.

The overall US bond market, as measured by the Bloomberg Barclays U.S. Aggregate Index, returned 1.65% for the six months ended December 31, 2018. Returns of riskier fixed income securities were mixed, as a sharp selloff toward the end of the year impacted returns. Factors that led to the decline included tighter financial conditions in the US given the continued path of Fed rate hikes, elevated market volatility, ongoing geopolitical concerns including Brexit and trade wars and concerns over slower growth in the US. Investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, ultimately earned a positive return of 0.79% for the reporting period, but underperformed comparable duration US Treasuries. Meanwhile, high-yield bonds, as measured by the Bloomberg Barclays U.S. High Yield Cash Pay Constrained Index, lost 2.24% during the reporting period. Elsewhere, emerging markets debt, as measured by the JP Morgan Emerging Markets Bond Index Global (EMBI Global), returned 0.65%.

Portfolio performance summary:

What worked:

•  Duration management: The Fund's tactical adjustments to duration contributed to returns over the reporting period. In particular, exposure to long-term US interest rates as the yield curve flattened was beneficial. The Fund also benefited from its exposure to New Zealand, as their yields declined due to slowing growth.

•  Asset-backed securities ("ABS"): The Fund's security selection in ABS contributed to performance.

UBS Total Return Bond Fund

What didn't work:

•  US corporate bond exposure. The Fund's allocation to and security selection in US corporate bonds, particularly in the industrial sub-segment, detracted from returns. Corporates underperformed along with other risk segments.

•  Commercial mortgage-backed securities ("CMBS") exposure. The Fund's security selection within the CMBS sector was negative for results as the Fund owned lower credit quality exposure which lagged the index exposure.

Market outlook:

US Treasury yields have fallen significantly since the October 2018 high, driven by safe haven demand, the sharp selloff in the stock market and falling oil prices. Although some future drop in bond yields cannot be dismissed, yields could reverse higher if the Fed changes its focus and President Trump decides to strike a trade deal with China in order to boost his re-election prospects in 2020. Global growth remains reasonable in spite of the recent stock market selloff and high trade tensions, while core inflation remains moderate to low. We think monetary policies are likely to remain accommodative outside of the US and see the risk/reward for selective carry-oriented investment remaining favorable.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2018. The views and opinions in the letter were current as of February 15, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Total Return Bond Fund

Average annual total returns for periods ended 12/31/18 (unaudited)

	6 months	1 year	5 years	10 years or Inception[1]
Before deducting maximum sales charge
Class A1	0.42%	(2.38)%	N/A	(0.45)%
Class P3	0.60	(2.08)	1.36%	5.33
After deducting maximum sales charge
Class A2	(3.34)%	(6.06)%	N/A	(2.11)%
Bloomberg Barclays US Aggregate Index[4]	1.65	0.01	2.52%	0.10

The annualized gross and net expense ratios as in the October 26, 2018 prospectuses were as follows: Class A—1.46% and 0.76%; Class P—1.31% and 0.51%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2019, do not exceed 0.75% for Class A shares and 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class A shares of UBS Total Return Bond Fund and the index is September 29, 2016. 10 years fund performance is shown for Class P Shares, and the 10 years index performance of the Bloomberg Barclays US Aggregate Index is 3.48%. The Fund's Class P shares acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end fund (the "Predecessor Fund"), prior to the opening of business on May 23, 2016 (the "Reorganization"). The Predecessor Fund was also managed by the Advisor, and the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund are made by the same portfolio management team. The Funds have generally similar investment objectives and strategies. Therefore, the information shown above reflects the historical performance of the Predecessor Fund for periods prior to the Reorganization. The performance information shown for periods prior to the Reorganization is for the Predecessor Fund and may not be representative of performance of the Fund.

2  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, assetbacked and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Total Return Bond Fund

Portfolio statistics—December 31, 2018 (unaudited)1

Top ten holdings

Percentage of net assets
GNMA II, 3.500% due 04/20/47	3.7%
FHLMC, 4.000% due 12/01/47	3.5
FNMA, 3.500% due 02/01/48	2.7
US Treasury Notes, 2.875% due 10/31/23	2.4
US Treasury Bills, 2.433% due 03/28/19	2.0
FNMA, 3.000% due 11/01/46	1.9
FNMA, 4.000% due 07/01/48	1.9
GNMA II, 3.000% due 01/20/47	1.9
GNMA II, 3.000% due 08/20/46	1.8
US Treasury Bills, 2.419% due 03/28/19	1.7
Total	23.5%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	85.5%
United Kingdom	2.3
Cayman Islands	1.5
Colombia	1.4
Netherlands	1.2
Total	91.9%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Total Return Bond Fund

Industry diversification—December 31, 2018 (unaudited)1

Corporate bonds	Percentage of net assets
Agriculture	0.2%
Auto manufacturers	0.3
Banks	7.5
Beverages	0.4
Biotechnology	0.7
Chemicals	1.4
Commercial services	0.4
Computers	0.5
Diversified financial services	2.2
Electric	1.5
Food	0.3
Healthcare-products	0.6
Healthcare-services	0.8
Insurance	0.9
Internet	0.4
Media	2.0
Mining	0.3
Miscellaneous manufacturers	1.1
Oil & gas	2.1
Pharmaceuticals	1.9
Pipelines	1.7
Real estate investment trusts	2.9
Retail	0.2
Semiconductors	0.6
Software	0.8
Telecommunications	1.4
Transportation	0.4
Total corporate bonds	33.5%
Percentage of net assets
Asset-backed securities	11.1%
Commercial mortgage-backed securities	13.9
Mortgage-backed securities	25.8
Municipal bonds and notes	0.9
Non-US government obligations	3.6
U.S. treasury obligations	4.9
Preferred stock	0.3
Short-term investment	4.4
Investment of cash collateral from securities loaned	0.1
Total investments	98.5%
Other assets in excess of liabilities	1.5
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount[1]	Value
Corporate bonds: 33.5%
British Virgin Islands: 0.5%
New Metro Global Ltd. 7.500%, due 03/20/22[2]	200,000	$193,220
Canada: 0.9%
Cenovus Energy, Inc. 5.400%, due 06/15/47	80,000	69,140
NOVA Chemicals Corp. 5.250%, due 08/01/23[3]	210,000	198,450
Rogers Communications, Inc. 5.000%, due 03/15/44	60,000	62,472
Total Canada corporate bonds		330,062
Cayman Islands: 1.5%
CIFI Holdings Group Co. Ltd. 5.500%, due 01/23/23[2]	200,000	172,750
Country Garden Holdings Co. Ltd. 8.000%, due 01/27/24[2]	200,000	193,106
Seagate HDD Cayman 5.750%, due 12/01/34	80,000	62,300
Yuzhou Properties Co. Ltd. 6.000%, due 10/25/23[2]	200,000	170,377
Total Cayman Islands corporate bonds		598,533
Colombia: 0.2%
Ecopetrol SA 5.375%, due 06/26/26	70,000	70,333
Curacao: 0.1%
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21	57,000	54,008
France: 0.5%
Societe Generale SA 4.000%, due 01/12/27[3]	200,000	191,187
Hong Kong: 0.5%
Yanlord Land HK Co. Ltd. 6.750%, due 04/23/23[2]	200,000	196,091
Ireland: 0.7%
GE Capital International Funding Co. Unlimited Co. 2.342%, due 11/15/20	200,000	193,004
Shire Acquisitions Investments Ireland DAC 2.400%, due 09/23/21	100,000	96,694
Total Ireland corporate bonds		289,698
Luxembourg: 1.0%
Allergan Funding SCS 3.800%, due 03/15/25	200,000	195,328
INEOS Group Holdings SA 5.625%, due 08/01/24[3]	200,000	176,834
Total Luxembourg corporate bonds		372,162
	Face amount[1]	Value
Netherlands: 1.2%
Deutsche Telekom International Finance BV 8.750%, due 06/15/30[4]	60,000	$78,304
LYB International Finance BV 4.875%, due 03/15/44	50,000	45,461
Mylan N.V. 3.950%, due 06/15/26	80,000	72,949
Petrobras Global Finance BV 7.375%, due 01/17/27	250,000	256,875
Total Netherlands corporate bonds		453,589
United Kingdom: 2.3%
Barclays PLC 4.836%, due 05/09/28	200,000	183,410
HSBC Holdings PLC 3.400%, due 03/08/21	260,000	259,230
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	189,427
Royal Bank of Scotland Group PLC 3.875%, due 09/12/23	250,000	239,657
Total United Kingdom corporate bonds		871,724
United States: 24.1%
21st Century Fox America, Inc. 7.750%, due 12/01/45	50,000	73,500
Abbott Laboratories 3.750%, due 11/30/26	45,000	44,465
AbbVie, Inc. 2.500%, due 05/14/20	200,000	198,073
ADT Security Corp./The 3.500%, due 07/15/22	140,000	129,500
AEP Texas, Inc., Series E, 6.650%, due 02/15/33	50,000	63,297
Alabama Power Co. 6.000%, due 03/01/39	100,000	120,081
Anadarko Petroleum Corp. 5.550%, due 03/15/26[5]	20,000	20,956
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900%, due 02/01/46[3]	165,000	153,214
AT&T, Inc. 4.300%, due 02/15/30	266,000	251,537
Bank of America Corp. 6.110%, due 01/29/37	125,000	137,516
Bank of America Corp., Series MTN, 4.200%, due 08/26/24	150,000	148,759
Biogen, Inc. 4.050%, due 09/15/25	150,000	149,384
5.200%, due 09/15/45	50,000	51,484
Boston Properties LP, REIT 2.750%, due 10/01/26	210,000	189,777
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.125%, due 01/15/25	30,000	27,094

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount[1]	Value
Corporate bonds—(Continued)
United States—(Continued)
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	100,000	$112,112
Capital One Financial Corp. 3.750%, due 07/28/26	160,000	146,625
CCO Holdings LLC 5.500%, due 05/01/26[3]	150,000	144,188
CF Industries, Inc. 3.450%, due 06/01/23	150,000	139,500
Charter Communications Operating LLC/ Charter Communications Operating Capital 3.579%, due 07/23/20	150,000	149,814
Citigroup, Inc. 5.500%, due 09/13/25	300,000	314,954
Comcast Corp. 3.969%, due 11/01/47	88,000	78,773
4.600%, due 10/15/38	50,000	50,546
4.700%, due 10/15/48	50,000	50,874
CVS Health Corp. 4.300%, due 03/25/28	120,000	117,503
Dell International LLC 4.420%, due 06/15/21[3]	100,000	99,897
Devon Energy Corp. 5.000%, due 06/15/45	40,000	35,469
Eaton Corp. 2.750%, due 11/02/22	190,000	184,783
Energy Transfer LP 5.500%, due 06/01/27	100,000	97,500
Enterprise Products Operating LLC 2.850%, due 04/15/21	105,000	103,949
Exelon Corp. 3.400%, due 04/15/26	150,000	142,680
Ford Motor Co. 7.450%, due 07/16/31	55,000	56,742
General Electric Co., Series D, (fixed, converts to FRN on 01/21/21), 5.000%, due 01/21/21[6]	199,000	152,235
General Motors Co. 6.600%, due 04/01/36	70,000	68,203
Georgia Power Co., Series C, 2.000%, due 09/08/20	70,000	68,398
Gilead Sciences, Inc. 3.650%, due 03/01/26	75,000	73,551
Goldman Sachs Group, Inc./The 5.150%, due 05/22/45	30,000	27,955
5.750%, due 01/24/22	305,000	319,332
Home Depot, Inc./The 2.125%, due 09/15/26	100,000	90,065
Illinois Tool Works, Inc. 2.650%, due 11/15/26	80,000	74,378
International Lease Finance Corp. 5.875%, due 08/15/22	120,000	125,689
Jefferies Finance LLC 7.500%, due 04/15/21[3]	200,000	199,500
	Face amount[1]	Value
JPMorgan Chase & Co., Series I, 3 mo. USD LIBOR + 3.470%, 5.990%, due 01/30/19[6,7]	143,000	$141,391
Kinder Morgan, Inc. 5.550%, due 06/01/45	40,000	39,663
6.500%, due 09/15/20	100,000	104,745
Kroger Co./The 6.900%, due 04/15/38	25,000	29,438
Liberty Mutual Group, Inc. 4.250%, due 06/15/23[3]	200,000	201,631
Life Technologies Corp. 6.000%, due 03/01/20	135,000	138,762
Marathon Oil Corp. 4.400%, due 07/15/27	75,000	71,304
Marathon Petroleum Corp. 4.750%, due 09/15/44	120,000	105,926
MetLife, Inc. 6.400%, due 12/15/36	35,000	35,555
Microsoft Corp. 2.375%, due 02/12/22	250,000	247,041
4.450%, due 11/03/45	60,000	63,727
Morgan Stanley 4.875%, due 11/01/22	350,000	360,654
Morgan Stanley, Series GMTN, 4.350%, due 09/08/26	140,000	136,121
MPLX LP 4.875%, due 06/01/25	70,000	70,581
Nabors Industries, Inc. 4.625%, due 09/15/21	150,000	134,498
NCR Corp. 5.000%, due 07/15/22	40,000	37,700
Netflix, Inc. 5.500%, due 02/15/22	140,000	141,009
Noble Energy, Inc. 5.050%, due 11/15/44	50,000	43,120
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	50,000	47,530
Pacific Gas & Electric Co. 2.950%, due 03/01/26	150,000	123,388
Prudential Financial, Inc., Series MTN, 6.625%, due 06/21/40	50,000	61,129
Quicken Loans, Inc. 5.750%, due 05/01/25[3]	260,000	243,100
Reynolds American, Inc. 7.250%, due 06/15/37	85,000	92,858
RR Donnelley & Sons Co. 7.875%, due 03/15/21	36,000	36,000
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	200,000	200,767
Smithfield Foods, Inc. 3.350%, due 02/01/22[3]	80,000	76,503
Southern Copper Corp. 6.750%, due 04/16/40	90,000	98,888

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount[1]	Value
Corporate bonds—(Concluded)
United States—(Concluded)
Sunoco Logistics Partners Operations LP 5.400%, due 10/01/47	50,000	$44,847
Synchrony Financial 4.500%, due 07/23/25	90,000	82,105
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[3]	60,000	57,509
Tenet Healthcare Corp. 4.625%, due 07/15/24	200,000	186,000
Texas Instruments, Inc. 1.850%, due 05/15/22	220,000	212,317
Thermo Fisher Scientific, Inc. 5.300%, due 02/01/44	60,000	66,221
Time Warner Cable LLC 8.750%, due 02/14/19	210,000	211,172
Union Pacific Corp. 4.050%, due 11/15/45	40,000	36,468
UnitedHealth Group, Inc. 4.625%, due 07/15/35	100,000	106,253
Verizon Communications, Inc. 5.250%, due 03/16/37	140,000	145,986
Wells Fargo & Co. 5.375%, due 11/02/43	70,000	73,140
Total United States corporate bonds		9,288,899
Total corporate bonds (cost $13,541,586)		12,909,506
Asset-backed securities: 11.1%
United States: 11.1%
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D, 3.820%, due 03/18/24	100,000	100,584
Capital Auto Receivables Asset Trust, Series 2015-4, Class D, 3.620%, due 05/20/21	125,000	125,346
CPS Auto Trust, Series 2018-C, Class D, 4.400%, due 06/17/24[3]	150,000	152,023
Dell Equipment Finance Trust, Series 2016-1, Class D, 3.240%, due 07/22/22[3]	268,000	267,928
Series 2018-1, Class D, 3.850%, due 06/24/24[3]	120,000	120,465
Drive Auto Receivables Trust, Series 2017-1, Class D, 3.840%, due 03/15/23	75,000	75,271
Series 2017-2, Class C, 2.750%, due 09/15/23	100,000	99,798
Series 2017-3, Class B, 2.300%, due 05/17/21	84,129	84,035
Series 2018-1, Class D, 3.810%, due 05/15/24	225,000	225,348
	Face amount[1]	Value
Series 2018-2, Class D, 4.140%, due 08/15/24	200,000	$201,581
Series 2018-3, Class D, 4.300%, due 09/16/24	300,000	303,976
Series 2018-4, Class D, 4.090%, due 01/15/26	150,000	151,436
Exeter Automobile Receivables Trust, Series 2018-1, Class AD, 3.530%, due 11/15/23[3]	100,000	99,692
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class C, 3.850%, due 10/14/25[3]	300,000	304,466
PSNH Funding LLC, Series 2018-1, Class A3, 3.814%, due 02/01/35	175,000	179,513
Santander Drive Auto Receivables Trust, Series 2017-2, Class D, 3.490%, due 07/17/23	100,000	99,470
Series 2017-3, Class D, 3.200%, due 11/15/23	225,000	223,997
Series 2018-4, Class D, 3.980%, due 12/15/25	225,000	227,366
Sofi Consumer Loan Program Trust, Series 2017-6, Class B, 3.520%, due 11/25/26[3]	225,000	222,715
Series 2018-1, Class B, 3.650%, due 02/25/27[3]	100,000	99,373
Series 2018-2, Class A2, 3.350%, due 04/26/27[3]	175,000	174,752
Series 2018-2, Class B, 3.790%, due 04/26/27[3]	125,000	125,241
Series 2018-3, Class B, 4.020%, due 08/25/27[3]	125,000	126,182
Tesla Auto Lease Trust, Series 2018-B, Class A, 3.710%, due 08/20/21[3]	200,000	200,482
World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, due 04/15/25	275,000	267,775
Total asset-backed securities (cost $4,244,101)		4,258,815
Commercial mortgage-backed securities: 13.9%
United States: 13.9%
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 1 mo. USD LIBOR + 2.100%, 4.555%, due 04/15/35[3,7]	100,000	98,502
BANK 2017, Series 2017-BNK7, Class C, 4.057%, due 09/15/60[8]	100,000	95,844
BANK 2018, Series 2018-BN14, Class E, 3.000%, due 09/15/60[3,8]	250,000	177,130

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount[1]	Value
Commercial mortgage-backed securities—(Concluded)
United States—(Concluded)
BBCMS Trust, Series 2015-SRCH, Class B, 4.498%, due 08/10/35[3]	135,000	$134,644
BENCHMARK Mortgage Trust, Series 2018-B4, Class D, 2.814%, due 07/15/51[3,8]	100,000	77,952
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class E, 4.354%, due 10/15/34[3,8]	100,000	97,698
CHT Mortgage Trust, Series 2017-CSMO, Class E, 1 mo. USD LIBOR + 3.000%, 5.455%, due 11/15/36[3,7]	475,000	467,505
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4, 3.778%, due 09/10/58	143,000	145,676
Series 2017-P8, Class D, 3.000%, due 09/15/50[3]	150,000	115,694
COMM Mortgage Trust, Series 2015-CCRE24, Class D, 3.463%, due 08/10/48[8]	150,000	127,218
CSAIL Commercial Mortgage Trust, Series 2017-C8, Class D, 4.470%, due 06/15/50[3]	141,000	123,107
FREMF Mortgage Trust, Series 2017-K64, Class B, 3.981%, due 05/25/50[3,8]	50,000	48,418
Series 2017-K724, Class B, 3.487%, due 11/25/23[3,8]	265,000	262,798
GS Mortgage Securities Corp. II, Series 2017-SLP, Class E, 4.591%, due 10/10/32[3,8]	225,000	218,394
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 1 mo. USD LIBOR + 3.900%, 5.730%, due 07/15/31[3,7]	116,524	116,425
Hilton USA Trust, Series 2016-SPF, Class E, 5.519%, due 11/05/35[3]	125,000	127,080
Invitation Homes Trust, Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250%, 3.705%, due 03/17/37[3,7]	100,000	98,888
Series 2018-SFR2, Class D, 1 mo. USD LIBOR + 1.450%, 3.905%, due 06/17/37[3,7]	150,000	147,466
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class D, 5.140%, due 05/15/45[8]	150,000	148,077
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	200,000	198,716
	Face amount[1]	Value
Series 2015-C29, Class D, 3.670%, due 05/15/48[8]	100,000	$77,454
Series 2015-C30, Class A5, 3.822%, due 07/15/48	170,000	173,204
Series 2016-C2, Class D, 3.399%, due 06/15/49[3,8]	175,000	143,595
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8, Class D, 1 mo. USD LIBOR + 2.050%, 4.505%, due 02/15/35[3,7]	100,000	98,570
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class AS, 4.036%, due 05/15/48[8]	75,000	76,129
Series 2015-C24, Class A4, 3.732%, due 05/15/48	100,000	101,134
Series 2016-C32, Class AS, 3.994%, due 12/15/49[8]	273,000	269,994
Series 2017-C34, Class C, 4.186%, due 11/15/52[8]	100,000	95,244
Morgan Stanley Capital I, Inc., Series 2017-HR2, Class C, 4.227%, due 12/15/50[8]	175,000	170,066
Series 2017-HR2, Class D, 2.730%, due 12/15/50	100,000	76,310
Rosslyn Portfolio Trust, Series 2017-ROSS, Class E, 1 mo. USD LIBOR + 3.000%, 5.455%, due 06/15/33[3,7]	275,000	271,838
Starwood Retail Property Trust, Series 2014-STAR, Class C, 1 mo. USD LIBOR + 2.500%, 4.955%, due 11/15/27[3,7]	125,000	119,855
VNDO Mortgage Trust, Series 2013-PENN, Class D, 3.947%, due 12/13/29[3,8]	500,000	498,725
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class C, 4.836%, due 05/15/51[8]	150,000	150,102
Total commercial mortgage-backed securities (cost: $5,459,282)		5,349,452
Mortgage-backed securities: 25.8%
United States: 25.8%
FHLMC 4.000%, due 08/01/47	173,764	177,382
4.000%, due 12/01/47	1,324,060	1,352,072
FNMA 3.000%, due 11/01/46	761,899	743,905
3.500%, due 11/01/47	392,671	392,904
3.500%, due 12/01/47	140,576	140,630
3.500%, due 02/01/48	1,048,909	1,049,323
3.500%, due 03/01/48	583,267	583,490
4.000%, due 09/01/40	148,962	153,220

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2018 (unaudited)

	Face amount[1]		Value
Mortgage-backed securities—(Concluded)
United States—(Concluded)
4.000%, due 06/01/47		390,166	$397,991
4.000%, due 05/01/48		23,836	24,310
4.000%, due 07/01/48		726,528	741,001
5.500%, due 03/01/33		36,119	38,972
5.500%, due 09/01/34		140,622	151,019
5.500%, due 11/01/34		30,954	33,330
6.000%, due 11/01/28		41,462	45,044
GNMA 3.000%, due 09/20/47		459,375	452,169
6.500%, due 05/15/29		10,329	11,536
GNMA II 3.000%, due 08/20/46		709,155	698,800
3.000%, due 01/20/47		741,541	730,218
3.000%, due 07/20/47		619,311	609,695
3.500%, due 04/20/47		1,391,783	1,401,924
Total Mortgage-backed securities (cost $9,946,914)			9,928,935
Municipal bonds and notes: 0.9%
California: 0.9%
State of California, GO Bonds 7.300%, due 10/01/39 (cost $368,161)		250,000	343,180
Non-US government obligations: 3.6%
Argentina: 0.5%
Republic of Argentina 59.257%, due 06/21/20[8]	ARS	6,200,000	175,148
Colombia: 1.2%
Republic of Colombia 8.125%, due 05/21/24		230,000	269,963
7.750%, due 04/14/21	COP	550,000,000	176,220
			446,183
Indonesia: 0.3%
Republic of Indonesia 6.625%, due 02/17/37[3]		100,000	115,678
New Zealand: 1.1%
New Zealand Government Bond 2.500%, due 09/20/35[2]	NZD	546,104	435,661
Turkey: 0.2%
Republic of Turkey 6.875%, due 03/17/36		100,000	93,625
Uruguay: 0.3%
Oriental Republic of Uruguay 7.625%, due 03/21/36		100,000	129,625
Total non-US government obligations (cost $1,401,150)			1,395,920
	Face amount[1]	Value
U.S. treasury obligations: 4.9%
US Treasury Bonds 3.375%, due 11/15/48	95,000	$101,761
US Treasury Inflation Index Notes (TIPS) 0.500%, due 01/15/28	230,661	220,151
US Treasury Notes 2.875%, due 10/31/23	900,000	914,932
2.875%, due 11/30/23	300,000	305,208
3.125%, due 11/15/28	350,000	363,284
Total U.S. treasury obligations (cost $1,890,019)		1,905,336
	Number of shares
Preferred stock: 0.3%
United States: 0.3%
JPMorgan Chase & Co., Series P, 5.450%, due 03/01/19[6] (cost $102,000)	4,000	98,000
Short-term investments: 4.4%
Investment company: 0.7%
State Street Institutional U.S. Government Money Market Fund	285,778	285,778
	Face amount[1]
U.S. treasury obligations: 3.7%
US Treasury Bills 2.433%, due 03/28/19[9]	780,000	775,556
2.419%, due 03/28/19[9]	655,000	651,288
Total U.S. treasury obligations		1,426,844
Total short-term investments (cost $1,712,622)		1,712,622
	Number of shares
Investment of cash collateral from securities loaned: 0.1%
Money market fund: 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $21,650)	21,650	21,650
Total investments: 98.5% (cost $38,687,485)		37,923,416
Other assets in excess of liabilities: 1.5%		581,877
Net assets: 100.0%		$38,505,293

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 96.

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2018 (unaudited)

Credit default swaptions written

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Buy/sell protection	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	750	750,000	CDX North America High Yield 31 Index strike @ 1.000%, terminating 02/20/19	CITI	Sell	02/20/19	$6,000	$(7,459)	$(1,459)
USD	750	750,000	CDX North America High Yield 31 Index strike @ 1.010%, terminating 01/16/19	BOA	Sell	01/16/19	4,350	(4,240)	110
Total							$10,350	$(11,699)	$(1,349)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
17	USD	Ultra Long US Treasury Bond Futures	March 2019	$2,607,746	$2,731,156	$123,410
3	USD	US Treasury Note 2 Year Futures	March 2019	632,863	636,937	4,074
4	USD	US Ultra Treasury Note 10 Year Futures	March 2019	517,506	520,313	2,807
Interest rate futures buy contracts:
2	EUR	Italian Government Bond Futures	March 2019	$282,107	$292,900	$10,793
32	USD	90-Day Eurodollar Futures	March 2019	7,770,446	7,783,200	12,754
Total				$11,810,668	$11,964,506	$153,838
US Treasury futures sell contracts:
1	USD	US Long Bond Futures	March 2019	$(144,436)	$(146,000)	$(1,564)
12	USD	US Treasury Note 10 Year Futures	March 2019	(1,444,280)	(1,464,188)	(19,908)
Interest rate futures sell contracts:
2	EUR	German Euro Bund Futures	March 2019	$(371,773)	$(374,752)	$(2,979)
3	GBP	United Kingdom Long Gilt Bond Futures	March 2019	(467,574)	(470,977)	(3,403)
32	USD	90-Day Eurodollar Futures	December 2019	(7,755,553)	(7,788,000)	(32,447)
Total				$(10,183,616)	$(10,243,917)	$(60,301)
Net unrealized appreciation						$93,537

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	GBP	85,000	USD	108,795	01/29/19	$314
CITI	NZD	620,000	USD	421,164	01/29/19	4,830
CITI	USD	810,352	SEK	7,320,000	01/29/19	17,307
GSI	EUR	1,430,000	USD	1,627,684	01/29/19	(14,288)
GSI	INR	13,500,000	USD	183,773	03/20/19	(7,996)
GSI	USD	196,228	BRL	770,000	03/20/19	1,332
GSI	USD	772,647	NOK	6,620,000	01/29/19	(6,103)
Net unrealized depreciation						$(4,604)

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2018 (unaudited)

Credit default swap agreements on corporate issues—buy protection11

Counterparty	Referenced obligations	Notional amount (000)		Maturity Date	Payments made by the Portfolio[10]	Upfront payments made	Value	Unrealized appreciation (depreciation)
BB	United Mexican States bond, 4.150%, due 03/28/27	USD	400	12/20/23	1.000%	$(9,040)	$9,785	$745
BB	United Mexican States bond, 4.150%, due 03/28/27	USD	200	12/20/23	1.000	(5,489)	4,892	(597)
GS	United Mexican States bond, 4.150%, due 03/28/27	USD	200	12/20/23	1.000	(5,572)	4,892	(680)
Total						$(20,101)	$19,569	$(532)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

	Unadjusted quoted prices in active markets for (Level 1)	Other significant identical investments (Level 2)	Unobservable observable inputs (Level 3)	inputs Total
Assets
Corporate bonds	$—	$12,909,506	$—	$12,909,506
Asset-backed securities	—	4,258,815	—	4,258,815
Commercial mortgage-backed securities	—	5,349,452	—	5,349,452
Mortgage-backed securities	—	9,928,935	—	9,928,935
Municipal bonds and notes	—	343,180	—	343,180
Non-US government obligations	—	1,395,920	—	1,395,920
U.S. treasury obligations	—	1,905,336	—	1,905,336
Preferred stock	98,000	—	—	98,000
Short-term investments	—	1,712,622	—	1,712,622
Investment of cash collateral from securities loaned	—	21,650	—	21,650
Futures contracts	153,838	—	—	153,838
Forward foreign currency contracts	—	23,783	—	23,783
Swap agreements	—	19,569	—	19,569
Total	$251,838	$37,868,768	$—	$38,120,606
Liabilities
Swaptions written	$—	$(11,699)	$—	$(11,699)
Futures contracts	(60,301)	—	—	(60,301)
Forward foreign currency contracts	—	(28,387)	—	(28,387)
Total	$(60,301)	$(40,086)	$—	$(100,387)

At December 31, 2018, there were no transfers between Level 1 and Level 2.

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2018 (unaudited)

Portfolio footnotes

1  In US dollars unless otherwise indicated.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $7,195,294, represented 18.7% of the Fund's net assets at period end.

4  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

5  Security, or portion thereof, was on loan at the period end.

6  Perpetual investment. Date shown reflects the next call date.

7  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

8  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

9  Rate shown is the discount rate at the date of purchase unless otherwise noted.

10  Payments made or received are based on the notional amount.

11  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

The UBS Funds

December 31, 2018

Portfolio acronyms

ADR  American Depositary Receipt

AGC  Assured Guaranty Corp.

AGM  Assured Guaranty Municipal

CDO  Collateralized Debt Obligation

COP  Certificate of Participation

CVA  Dutch Certification—Depository Certificate

DAC  Designated Activity Company

EMTN  Euro Medium Term Note

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depository Receipt

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GO  General Obligation

LIBOR  London Interbank Offered Rate

MTN   Medium Term Note

OAT  Obligation Assimilables du Trésor (French Government Bonds)

PJSC  Private Joint Stock Company

PSF-GTD  Permanent School Fund Guaranteed

REIT  Real Estate Investment Trust

TIPS  Treasury inflation protected securities

Counterparty abbreviations

BB  Barclays Bank PLC

BOA  Bank of America NA

CIBC   Canadian Imperial Bank of Commerce

CITI  Citibank NA

CSI  Credit Suisse International

GS  Goldman Sachs

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

SSC  State Street Bank and Trust Co.

Currency abbreviations

ARS  Argentine Peso

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan

COP  Colombian Peso

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  Taiwan Dollar

USD  United States Dollar

See accompanying notes to financial statements.

The UBS Funds

December 31, 2018 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 to December 31, 2018 (unless otherwise noted).

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that the UBS Engage For Impact Fund and the UBS Sustainable Development Bank Bond Fund commenced operations on October 24, 2018, as reflected in the actual example. The hypothetical example reflects activity for the one-half year period from July 1, 2018 to December 31, 2018. This projection assumes that the Funds' expense ratios during their actual period (October, 24, 2018 through December 31, 2018) would have been in effect during the one-half year period from July 1, 2018 to December 31, 2018.

The UBS Funds

December 31, 2018 (unaudited)

		Beginning account value July 1, 2018	Ending account value December 31, 2018	Expenses paid during period* 07/01/18 to 12/31/18	Expense ratio during the period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$961.70	$6.68	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35
Class P	Actual	1,000.00	961.90	5.44	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	929.60	5.84	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class P	Actual	1,000.00	930.40	4.62	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
UBS Emerging Markets Equity Opportunity Fund
Class P2	Actual	1,000.00	867.10	1.88	0.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.19	2.04	0.40
UBS Engage For Impact Fund[1]
Class P	Actual	1,000.00	931.60	1.53	0.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.90	4.33	0.85
UBS International Sustainable Equity Fund
Class A	Actual	1,000.00	872.90	5.90	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class P	Actual	1,000.00	874.40	4.72	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	826.60	5.71	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.31	1.24
Class P	Actual	1,000.00	827.70	4.56	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	5.04	0.99

*  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

1  The Fund commenced operations on October 24, 2018. Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 68 divided by 365 (to reflect the actual days in the period) for the actual example and 184 divided by 365 (to reflect the one-half year period) for the hypothetical example.

The UBS Funds

December 31, 2018 (unaudited)

		Beginning account value July 1, 2018	Ending account value December 31, 2018	Expenses paid during period* 07/01/18 to 12/31/18	Expense ratio during the period
UBS U.S. Sustainable Equity Fund
Class A	Actual	$1,000.00	$869.30	$4.48	0.95%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
Class P	Actual	1,000.00	870.50	3.30	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.68	3.57	0.70
UBS Municipal Bond Fund
Class A	Actual	1,000.00	1,016.80	3.30	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.93	3.31	0.65
Class P	Actual	1,000.00	1,018.10	2.03	0.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.19	2.04	0.40
UBS Sustainable Development Bank Bond Fund[1]
Class P	Actual	1,000.00	1,021.30	0.47	0.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,023,90	1.28	0.25
UBS Total Return Bond Fund
Class A	Actual	1,000.00	1,004.20	3.79	0.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.82	0.75
Class P	Actual	1,000.00	1,006.00	2.53	0.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.50

*  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

1  The Fund commenced operations on October 24, 2018. Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 68 divided by 365 (to reflect the actual days in the period) for the actual example and 184 divided by 365 (to reflect the one-half year period) for the hypothetical example.

The UBS Funds

Financial Statements
Statement of assets and liabilities—December 31, 2018

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Assets
Investments, at cost
Unaffiliated issuers	$65,887,463	$243,982,761	$105,432,515
Affiliated issuers	—	23,455,566	—
Foreign currency	970,458	2,154,174	1,041,891
	$66,857,921	$269,592,501	$106,474,406
Investments, at value
Unaffiliated issuers[1]	$56,458,883	$234,734,282	$95,662,924
Affiliated issuers	—	19,045,321	—
Foreign currency	944,177	2,141,802	1,043,033
Cash	2,000	—	289,993
Cash collateral on futures	1,763,849	4,919,610	—
Cash collateral on swap agreements	222,062	2,973,788	—
Receivable for investments sold	—	—	55,264
Receivable for fund shares sold	26,893	32,046	1,347,817
Due from broker	2,010,850	—	—
Unrealized appreciation on forward foreign currency contracts	500,096	1,164,884	—
Receivable for interest	357,605	390,611	129,257
Receivable for variation margin on centrally cleared swap agreements	168,466	864,676	—
Receivable for foreign tax reclaims	881	108,840	367
Outstanding swap agreements, at value[2]	777	—	—
Receivable from affiliate	—	—	61,235
Receivable for variation margin on futures contracts	—	586,090	—
Deferred offering cost	—	—	23,477
Other assets	26,487	25,951	21,608
Total assets	62,483,026	266,987,901	98,634,975
Liabilities
Payable for variation margin on futures contracts	838,745	—	—
Payable for fund shares redeemed	523,622	562,639	956,338
Unrealized depreciation on forward foreign currency contracts	405,201	890,952	—
Payable to affiliate	129,628	429,009	—
Payable to custodian	23,795	41,852	63,411
Payable to Trustees' fees	14,628	32,228	9,536
Due to broker	737	751,311	—
Payable for investments purchased	—	52,989	4,526,411
Payable for cash collateral from securities loaned	—	3,151,316	—
Payable for foreign withholding taxes and foreign capital gains taxes	—	4,936	17,380
Accrued expenses and other liabilities	204,770	310,287	50,315
Total liabilities	2,141,126	6,227,519	5,623,391
Net assets	$60,341,900	$260,760,382	$93,011,584

1  Includes $0; $4,017,854; $0; $606,073 and $3,813,221, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by UBS Dynamic Alpha Fund were $1,768.

The UBS Funds

	UBS Engage For Impact Fund	UBS International Sustainable Equity Fund
Assets
Investments, at cost
Unaffiliated issuers	$11,135,632	$114,127,269
Affiliated issuers	—	—
Foreign currency	6,126	627,962
	$11,141,758	$114,755,231
Investments, at value
Unaffiliated issuers[1]	$10,336,225	$99,695,315
Affiliated issuers	—	—
Foreign currency	6,182	629,855
Cash	—	—
Cash collateral on futures	—	—
Cash collateral on swap agreements	—	—
Receivable for investments sold	9,153	—
Receivable for fund shares sold	638,314	4,166,435
Due from broker	—	—
Unrealized appreciation on forward foreign currency contracts	—	—
Receivable for interest	8,145	158,470
Receivable for variation margin on centrally cleared swap agreements	—	—
Receivable for foreign tax reclaims	213	97,646
Outstanding swap agreements, at value[2]	—	—
Receivable from affiliate	—	—
Receivable for variation margin on futures contracts	—	—
Deferred offering cost	65,096	—
Other assets	—	28,659
Total assets	11,063,328	104,776,380
Liabilities
Payable for variation margin on futures contracts	—	—
Payable for fund shares redeemed	61,644	1,932,500
Unrealized depreciation on forward foreign currency contracts	—	—
Payable to affiliate	34,837	110,914
Payable to custodian	3,757	15,085
Payable to Trustees' fees	3,801	9,483
Due to broker	—	—
Payable for investments purchased	267,147	—
Payable for cash collateral from securities loaned	361,644	3,522,975
Payable for foreign withholding taxes and foreign capital gains taxes	398	30,830
Accrued expenses and other liabilities	34,311	91,708
Total liabilities	767,539	5,713,495
Net assets	$10,295,789	$99,062,885

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—December 31, 2018 (continued)

	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund	UBS Municipal Bond Fund
Assets
Investments, at cost
Unaffiliated issuers	$106,043,620	$29,139,671	$105,703,350
Foreign currency	—	—	—
	$106,043,620	$29,139,671	$105,703,350
Investments, at value
Unaffiliated issuers[1]	$110,392,654	$24,911,357	$105,355,784
Foreign currency	—	—	—
Cash collateral on futures	—	—	—
Receivable for investments sold	—	185,799	—
Receivable for fund shares sold	105,848	9	743,205
Receivable for dividends and interest	58,720	32,394	1,228,276
Receivable from affiliate	—	198,529	—
Outstanding swap agreements, at value[2]	—	—	—
Receivable for variation margin on futures contracts	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
Due from broker	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Deferred offering cost	—	—	—
Other assets	32,435	27,073	33,112
Total assets	110,589,657	25,355,161	107,360,377
Liabilities
Payable for investments purchased	—	174,253	2,396,505
Payable for cash collateral from securities loaned	12,556,432	456,310	—
Payable for fund shares redeemed	1,246,505	—	635,244
Payable to Trustees' fees	14,771	25,501	17,447
Payable to custodian	17,428	9,920	12,179
Payable to affiliate	268,612	—	18,979
Unrealized depreciation on forward foreign currency contracts	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0 and $10,350, respectively)	—	—	—
Accrued expenses and other liabilities	97,051	56,997	85,327
Total liabilities	14,200,799	722,981	3,165,681
Net assets	$96,388,858	$24,632,180	$104,194,696

1  Includes $18,568,032; $1,279,854; $0; $0 and $21,271, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments made by UBS Total Return Bond Fund were $20,101.

The UBS Funds

	UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
Assets
Investments, at cost
Unaffiliated issuers	$16,128,024	$38,687,485
Foreign currency	—	199,924
	$16,128,024	$38,887,409
Investments, at value
Unaffiliated issuers[1]	$16,403,081	$37,923,416
Foreign currency	—	199,137
Cash collateral on futures	—	85,097
Receivable for investments sold	678,109	—
Receivable for fund shares sold	120,453	19,926
Receivable for dividends and interest	105,279	267,859
Receivable from affiliate	—	84,739
Outstanding swap agreements, at value[2]	—	19,569
Receivable for variation margin on futures contracts	—	93,669
Receivable for variation margin on centrally cleared swap agreements	—	2,453
Due from broker	—	67,874
Unrealized appreciation on forward foreign currency contracts	—	23,783
Deferred offering cost	74,046	—
Other assets	—	22,918
Total assets	17,380,968	38,810,440
Liabilities
Payable for investments purchased	388,874	—
Payable for cash collateral from securities loaned	—	21,650
Payable for fund shares redeemed	763,558	91,264
Payable to Trustees' fees	3,800	11,517
Payable to custodian	402,556	23,058
Payable to affiliate	43,039	—
Unrealized depreciation on forward foreign currency contracts	—	28,387
Options and swaptions written, at value (premiums received $0; $0; $0; $0 and $10,350, respectively)	—	11,699
Accrued expenses and other liabilities	32,056	117,572
Total liabilities	1,633,883	305,147
Net assets	$15,747,085	$38,505,293

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—December 31, 2018 (continued)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Net assets consist of:
Beneficial interest	$151,786,397	$270,382,187	$107,054,524
Distributable earnings (losses)	(91,444,497)	(9,621,805)	(14,042,940)
Net assets	$60,341,900	$260,760,382	$93,011,584
Class A:
Net assets	$33,774,721	$203,855,965	$—
Shares outstanding	5,554,912	18,144,090	—
Net asset value and redemption proceeds per share	$6.08	$11.24	$—
Offering price per share (NAV per share plus maximum sales charge)	$6.43	$11.89	$—
Class P:
Net assets	$26,567,179	$56,904,417	$—
Shares outstanding	4,272,233	4,949,188	—
Net asset value, offering price and redemption value per share	$6.22	$11.50	$—
Class P2:
Net assets	$—	$—	$93,011,584
Shares outstanding	—	—	11,466,804
Net asset value, offering price and redemption value per share[2]	$—	$—	$8.11

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

The UBS Funds

	UBS Engage For Impact Fund	UBS International Sustainable Equity Fund
Net assets consist of:
Beneficial interest	$11,116,411	$114,701,516
Distributable earnings (losses)	(820,622)	(15,638,631)
Net assets	$10,295,789	$99,062,885
Class A:
Net assets	$—	$9,042,654
Shares outstanding	—	1,033,217
Net asset value and redemption proceeds per share	$—	$8.75
Offering price per share (NAV per share plus maximum sales charge)	$—	$9.26
Class P:
Net assets	$10,295,789	$90,020,231
Shares outstanding	1,106,068	10,264,482
Net asset value, offering price and redemption value per share	$9.31	$8.77
Class P2:
Net assets	$—	$—
Shares outstanding	—	—
Net asset value, offering price and redemption value per share[2]	$—	$—

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—December 31, 2018 (concluded)

	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund	UBS Municipal Bond Fund
Net assets consist of:
Beneficial interest	$91,163,205	$28,014,781	$105,721,490
Distributable earnings (losses)	5,225,653	(3,382,601)	(1,526,794)
Net assets	$96,388,858	$24,632,180	$104,194,696
Class A:
Net assets	$21,891,761	$10,151,607	$13,323,971
Shares outstanding	1,440,894	342,696	1,313,195
Net asset value and redemption proceeds per share	$15.19	$29.62	$10.15
Offering price per share (NAV per share plus maximum sales charge)	$16.07	$31.34	$10.38
Class P:
Net assets	$74,497,097	$14,480,573	$90,870,725
Shares outstanding	4,381,772	487,287	8,962,357
Net asset value, offering price and redemption value per share	$17.00	$29.72	$10.14

The UBS Funds

	UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
Net assets consist of:
Beneficial interest	$15,464,870	$43,325,552
Distributable earnings (losses)	282,215	(4,820,259)
Net assets	$15,747,085	$38,505,293
Class A:
Net assets	$—	$405,092
Shares outstanding	—	28,368
Net asset value and redemption proceeds per share	$—	$14.28
Offering price per share (NAV per share plus maximum sales charge)	$—	$14.84
Class P:
Net assets	$15,747,085	$38,100,201
Shares outstanding	1,544,332	2,666,652
Net asset value, offering price and redemption value per share	$10.20	$14.29

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of operations—For the six months ended December 31, 2018 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Investment income
Dividends	$109,164	$2,114,023	$826,919
Interest	831,952	1,040,135	21,721
Securities lending	149	2,104	26
Foreign tax withheld	—	(62,892)	(96,365)
Total income	941,265	3,093,370	752,301
Expenses
Investment management and administration fees	317,735	1,284,359	437,620
Service and distribution fees—Class A	40,918	229,470	—
Service and distribution fees—Class C	11,114	78,719	—
Transfer agency and related services fees—Class A	11,964	52,142	—
Transfer agency and related services fees—Class C	4,161	21,929	—
Transfer agency and related services fees—Class P	14,771	14,974	—
Transfer agency and related services fees—Class P2	—	—	10,919
Professional services	86,797	91,101	70,144
Trustees' fees	26,601	58,234	23,535
Custody and fund accounting	19,131	33,184	41,065
Shareholder reports	22,328	46,627	16,862
Federal and state registration	25,108	26,529	10,016
Interest expense	—	58	—
Amortization of offering costs	—	—	28,049
Other	38,683	58,963	12,966
Total expenses	619,311	1,996,289	651,176
Fee waivers and/or expense reimbursements by Advisor	(170,555)	(238,092)	(471,629)
Net expenses	448,756	1,758,197	179,547
Net investment income (loss)	492,509	1,335,173	572,754
Net realized gain (loss) on:
Investments unaffiliated issuers	(126,965)	3,220,039	(4,167,670)
Futures contracts	(2,863,631)	(2,085,890)	—
Swap agreements	(34,898)	(60,088)	—
Forward foreign currency contracts	2,490,919	1,704,630	(2,764)
Foreign currency transactions	(57,334)	(116,363)	(198,349)
Net realized gain (loss)	(591,909)	2,662,328	(4,368,783)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(832,684)	(21,486,785)	(9,292,358)
Investments in affiliated issuers	—	(3,033,060)	—
Futures contracts	347,435	249,003	—
Swap agreements	42,700	257,106	—
Forward foreign currency contracts	(2,119,293)	(438,717)	—
Translation of other assets and liabilities denominated in foreign currency	72,069	400,153	156,109
Change in net unrealized appreciation (depreciation)	(2,489,773)	(24,052,300)	(9,136,249)
Net realized and unrealized loss	(3,081,682)	(21,389,972)	(13,505,032)
Net increase in net assets resulting from operations	$(2,589,173)	$(20,054,799)	$(12,932,278)

*  Commenced operations on October 24, 2018.

The UBS Funds

	UBS Engage For Impact Fund*	UBS International Sustainable Equity Fund
Investment income
Dividends	$13,040	$939,529
Interest	2,806	29,030
Securities lending	626	5,307
Foreign tax withheld	(780)	(102,755)
Total income	15,692	871,111
Expenses
Investment management and administration fees	11,268	449,730
Service and distribution fees—Class A	—	11,189
Service and distribution fees—Class C	—	2,854
Transfer agency and related services fees—Class A	—	2,388
Transfer agency and related services fees—Class C	—	635
Transfer agency and related services fees—Class P	1,677	9,807
Transfer agency and related services fees—Class P2	—	—
Professional services	27,212	76,103
Trustees' fees	3,801	26,915
Custody and fund accounting	3,757	13,936
Shareholder reports	1,639	5,043
Federal and state registration	—	26,229
Interest expense	—	—
Amortization of offering costs	14,904	—
Other	3,782	24,447
Total expenses	68,040	649,276
Fee waivers and/or expense reimbursements by Advisor	(56,431)	(118,796)
Net expenses	11,609	530,480
Net investment income (loss)	4,083	340,631
Net realized gain (loss) on:
Investments unaffiliated issuers	(14,138)	32,824
Futures contracts	—	—
Swap agreements	—	—
Forward foreign currency contracts	(473)	(23,137)
Foreign currency transactions	(4,404)	20,331
Net realized gain (loss)	(19,015)	30,018
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(799,407)	(15,094,108)
Investments in affiliated issuers	—	—
Futures contracts	—	—
Swap agreements	—	—
Forward foreign currency contracts	—	—
Translation of other assets and liabilities denominated in foreign currency	161	3,370
Change in net unrealized appreciation (depreciation)	(799,246)	(15,090,738)
Net realized and unrealized loss	(818,261)	(15,060,720)
Net increase in net assets resulting from operations	$(814,178)	$(14,720,089)

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of operations—For the six months ended December 31, 2018 (unaudited) (concluded)

	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund	UBS Municipal Bond Fund
Investment income
Dividends	$317,791	$244,265	$—
Interest	37,337	3,915	1,376,186
Securities lending	3,741	110	—
Total income	358,869	248,290	1,376,186
Expenses
Investment management and administration fees	581,157	113,203	276,591
Service and distribution fees—Class A	33,161	13,816	13,688
Service and distribution fees—Class C	3,458	1,647	4,022
Transfer agency and related services fees—Class A	16,236	2,534	1,048
Transfer agency and related services fees—Class C	1,401	510	475
Transfer agency and related services fees—Class P	25,110	1,279	10,575
Professional services	68,616	70,577	68,980
Trustees' fees	32,268	35,604	32,909
Federal and state registration	27,341	26,378	26,594
Shareholder reports	11,866	4,585	9,051
Custody and fund accounting	11,822	7,484	8,753
Amortization of offering costs	—	—	—
Other	17,951	12,545	24,179
Total expenses	830,387	290,162	476,865
Fee waivers and/or expense reimbursements by Advisor	(168,453)	(169,088)	(221,101)
Net expenses	661,934	121,074	255,764
Net investment income (loss)	(303,065)	127,216	1,120,422
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,349,283	999,216	(255,091)
Futures contracts	—	—	—
Options and swaptions written	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	—	—	—
Net realized gain (loss)	4,349,283	999,216	(255,091)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(26,766,857)	(4,844,509)	912,186
Futures contracts	—	—	—
Options and swaptions written	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	—
Change in net unrealized appreciation (depreciation)	(26,766,857)	(4,844,509)	912,186
Net realized and unrealized gain (loss)	(22,417,574)	(3,845,293)	657,095
Net increase in net assets resulting from operations	$(22,720,639)	$(3,718,077)	$1,777,517

*  Commenced operations on October 24, 2018.

The UBS Funds

	UBS Sustainable Development Bank Bond Fund*	UBS Total Return Bond Fund
Investment income
Dividends	$—	$2,725
Interest	66,566	776,975
Securities lending	12	48
Total income	66,578	779,748
Expenses
Investment management and administration fees	5,105	115,014
Service and distribution fees—Class A	—	259
Service and distribution fees—Class C	—	55
Transfer agency and related services fees—Class A	—	45
Transfer agency and related services fees—Class C	—	70
Transfer agency and related services fees—Class P	1,677	18,140
Professional services	24,959	74,889
Trustees' fees	3,801	22,054
Federal and state registration	—	24,436
Shareholder reports	1,639	11,501
Custody and fund accounting	821	16,097
Amortization of offering costs	16,954	—
Other	3,782	20,588
Total expenses	58,738	303,148
Fee waivers and/or expense reimbursements by Advisor	(53,066)	(202,740)
Net expenses	5,672	100,408
Net investment income (loss)	60,906	679,340
Net realized gain (loss) on:
Investments in unaffiliated issuers	10,946	(556,444)
Futures contracts	—	(99,329)
Options and swaptions written	—	580
Swap agreements	—	(14,674)
Forward foreign currency contracts	—	43,156
Foreign currency transactions	—	(11,523)
Net realized gain (loss)	10,946	(638,234)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	275,057	205,766
Futures contracts	—	56,863
Options and swaptions written	—	(2,336)
Swap agreements	—	(532)
Forward foreign currency contracts	—	(21,007)
Translation of other assets and liabilities denominated in foreign currency	—	3,779
Change in net unrealized appreciation (depreciation)	275,057	242,533
Net realized and unrealized gain (loss)	286,003	(395,701)
Net increase in net assets resulting from operations	$346,909	$283,639

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	For the six months ended December 31, 2018 (unaudited)	For the year ended June 30, 2018	For the six months ended December 31, 2018 (unaudited)	For the year ended June 30, 2018
From operations:
Net investment income	$492,509	$812,390	$1,335,173	$759,594
Net realized gain (loss)	(591,909)	(2,572,439)	2,662,328	34,586,766
Change in net unrealized appreciation (depreciation)	(2,489,773)	679,052	(24,052,300)	(14,628,521)
Net increase (decrease) in net assets resulting from operations	(2,589,173)	(1,080,997)	(20,054,799)	20,717,839
Total distributions—Class A1	(310,989)	—	—	(2,389,937)
Total distributions—Class C1	—	—	—	(601,488)
Total distributions—Class P1	(305,252)	—	—	(1,099,437)
Total distributions—Class P2	—	—	—	—
Total distributions	(616,241)	—	—	(4,090,862)
From beneficial interest transactions:
Proceeds from shares sold	12,367,704	3,219,012	81,615,114	8,935,477
Cost of shares redeemed	(23,117,490)	(87,796,218)	(107,918,959)	(59,836,089)
Shares issued on reinvestment of dividends and distributions	556,939	—	—	3,732,469
Net increase (decrease) in net assets from beneficial interest transactions	(10,192,847)	(84,577,206)	(26,303,845)	(47,168,143)
Net increase (decrease) in net assets	(13,398,261)	(85,658,203)	(46,358,644)	(30,541,166)
Net assets:
Beginning of period	73,740,161	159,398,364	307,119,026	337,660,192
End of period	$60,341,900	$73,740,161[2]	$260,760,382	$307,119,026[2]

*  For the period June 4, 2018 (commencement of operations) through June 30, 2018.

**  For the period October 24, 2018 (commencement of operations) through December 31, 2018.

1  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended June 30, 2018, all distributions were made from net investment income.

2  Includes undistributed (distributions in excess) net investment income of $(1,219,632), $(680,814), $46,363 and $447,928, respectively.

The UBS Funds

	UBS Emerging Markets Equity Opportunity Fund		UBS Engage For Impact Fund	UBS International Sustainable Equity Fund
	For the six months ended December 31, 2018 (unaudited)	For the period ended June 30, 2018*	For the period ended December 31, 2018 (unaudited)**	For the six months ended December 31, 2018 (unaudited)	For the year ended June 30, 2018
From operations:
Net investment income	$572,754	$94,200	$4,083	$340,631	$553,946
Net realized gain (loss)	(4,368,783)	(47,837)	(19,015)	30,018	3,127,482
Change in net unrealized appreciation (depreciation)	(9,136,249)	(634,490)	(799,246)	(15,090,738)	(2,939,148)
Net increase (decrease) in net assets resulting from operations	(12,932,278)	(588,127)	(814,178)	(14,720,089)	742,280
Total distributions—Class A1	—	—	—	(157,033)	(85,846)
Total distributions—Class C1	—	—	—	—	(18,182)
Total distributions—Class P1	—	—	(6,444)	(1,718,519)	(411,618)
Total distributions—Class P2	(522,535)	—	—	—	—
Total distributions	(522,535)	—	(6,444)	(1,875,552)	(515,646)
From beneficial interest transactions:
Proceeds from shares sold	38,628,110	94,963,376	16,586,634	58,875,765	54,066,034
Cost of shares redeemed	(26,624,181)	(26,410)	(5,476,664)	(21,835,811)	(15,741,755)
Shares issued on reinvestment of dividends and distributions	113,629	—	6,441	1,779,184	484,976
Net increase (decrease) in net assets from beneficial interest transactions	12,117,558	94,936,966	11,116,411	38,819,138	38,809,255
Net increase (decrease) in net assets	(1,337,255)	94,348,839	10,295,789	22,223,497	39,035,889
Net assets:
Beginning of period	94,348,839	—	—	76,839,388	37,803,499
End of period	$93,011,584	$94,348,839[2]	$10,295,789	$99,062,885	$76,839,388[2]

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of changes in net assets (concluded)

	UBS U.S. Small Cap Growth Fund		UBS U.S. Sustainable Equity Fund
	For the six months ended December 31, 2018 (unaudited)	For the year ended June 30, 2018	For the six months ended December 31, 2018 (unaudited)	For the year ended June 30, 2018
From operations:
Net investment income	$(303,065)	$(731,673)	$127,216	$177,291
Net realized gain (loss)	4,349,283	14,562,416	999,216	6,774,958
Change in net unrealized appreciation (depreciation)	(26,766,857)	11,582,980	(4,844,509)	(3,739,690)
Net increase (decrease) in net assets resulting from operations	(22,720,639)	25,413,723	(3,718,077)	3,212,559
Total distributions—Class A1	(2,527,048)	(6,251,756)	(109,184)	(46,850)
Total distributions—Class C2	—	(1,045,852)	—	—
Total distributions—Class P3	(8,633,439)	(16,473,329)	(193,173)	(106,200)
Total distributions	(11,160,487)	(23,770,937)	(302,357)	(153,050)
From beneficial interest transactions:
Proceeds from shares sold	24,354,058	18,277,548	2,355,394	1,749,809
Cost of shares redeemed	(23,641,423)	(30,381,324)	(3,482,966)	(6,076,611)
Shares issued on reinvestment of dividends and distributions	10,597,009	22,078,250	282,160	145,512
Net increase (decrease) in net assets from beneficial interest transactions	11,309,644	9,974,474	(845,412)	(4,181,290)
Net increase (decrease) in net assets	(22,571,482)	11,617,260	(4,865,846)	(1,121,781)
Net assets:
Beginning of period	118,960,340	107,343,080	29,498,026	30,619,807
End of period	$96,388,858	$118,960,340[4]	$24,632,180	$29,498,026[4]

*  For the period October 24, 2018 (commencement of operations) through December 31, 2018.

1  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended June 30, 2018, distributions from net investment income and net realized gains for Class A were $0 and $(6,251,756), $(46,850) and $0, $(208,985) and $0, $0 and $0, $(1,041) and $0, respectively.

2  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended June 30, 2018, distributions from net investment income and net realized gains for Class C were $0 and $(1,045,852), $0 and $0, $(60,872) and $0, $0 and $0, $(815) and $0, respectively.

3  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended June 30, 2018, distributions from net investment income and net realized gains for Class P were $0 and $(16,473,329), $(106,200) and $0, $(2,036,241) and $0, $0 and $0, $(1,214,180) and $0, respectively.

4  Includes undistributed (distributions in excess) net investment income of $(122,000), $177,865, $(30,058) and $14,747, respectively.

The UBS Funds

	UBS Municipal Bond Fund		UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
	For the six months ended December 31, 2018 (unaudited)	For the year ended June 30, 2018	For the period ended December 31, 2018 (unaudited)*	For the six months ended December 31, 2018 (unaudited)	For the year ended June 30, 2018
From operations:
Net investment income	$1,120,422	$2,316,609	$60,906	$679,340	$1,517,017
Net realized gain (loss)	(255,091)	(9,176)	10,946	(638,234)	(492,375)
Change in net unrealized appreciation (depreciation)	912,186	(1,986,604)	275,057	242,533	(1,386,092)
Net increase (decrease) in net assets resulting from operations	1,777,517	320,829	346,909	283,639	(361,450)
Total distributions—Class A1	(97,424)	(208,985)	—	(3,281)	(1,041)
Total distributions—Class C2	(17,493)	(60,872)	—	(431)	(815)
Total distributions—Class P3	(1,006,140)	(2,036,241)	(64,694)	(616,575)	(1,214,180)
Total distributions	(1,121,057)	(2,306,098)	(64,694)	(620,287)	(1,216,036)
From beneficial interest transactions:
Proceeds from shares sold	18,327,028	35,084,588	25,498,071	435,183	175,672
Cost of shares redeemed	(36,987,304)	(42,005,574)	(10,072,730)	(3,489,294)	(8,127,941)
Shares issued on reinvestment of dividends and distributions	838,642	1,843,235	39,529	480,670	938,852
Net increase (decrease) in net assets from beneficial interest transactions	(17,821,634)	(5,077,751)	15,464,870	(2,573,441)	(7,013,417)
Net increase (decrease) in net assets	(17,165,174)	(7,063,020)	15,747,085	(2,910,089)	(8,590,903)
Net assets:
Beginning of period	121,359,870	128,422,890	—	41,415,382	50,006,285
End of period	$104,194,696	$121,359,870[4]	$15,747,085	$38,505,293	$41,415,382[4]

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended	Years ended June 30,
	December 31, 2018
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$6.38	$6.52	$6.17	$7.13	$7.24	$6.82
Net investment income[1]	0.05	0.04	0.03	0.05	0.04	0.05
Net realized and unrealized gain (loss)	(0.29)	(0.18)	0.32	(0.79)	0.11	0.38
Net increase from payment by Advisor	—	—	—	0.01	0.00[2]	—
Net increase (decrease) from operations	(0.24)	(0.14)	0.35	(0.73)	0.15	0.43
Dividends from net investment income	(0.06)	—	—	(0.23)	(0.26)	(0.01)
Return of capital	—	—	—	(0.00)[2]	—	—
Total dividends and distributions	(0.06)	—	—	(0.23)	(0.26)	(0.01)
Net asset value, end of period	$6.08	$6.38	$6.52	$6.17	$7.13	$7.24
Total investment return[3]	(3.83)%	(2.15)%	5.84%	(10.48)%[4]	2.03%[5]	6.31%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.89%[6]	1.69%	1.49%	1.45%	1.43%	1.42%
Expenses after fee waivers and/or expense reimbursements	1.35%[6]	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income	1.47%[6]	0.57%	0.42%	0.82%	0.58%	0.66%
Supplemental data:
Net assets, end of period (000's)	$33,775	$31,066	$43,930	$65,741	$89,421	$194,185
Portfolio turnover	14%	31%	48%	50%	54%	45%

Class P

	Six months ended	Years ended June 30,
	December 31, 2018
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$6.53	$6.66	$6.28	$7.27	$7.38	$6.96
Net investment income[1]	0.05	0.06	0.04	0.07	0.06	0.06
Net realized and unrealized gain (loss)	(0.29)	(0.19)	0.34	(0.82)	0.12	0.39
Net increase from payment by Advisor	—	—	—	0.01	0.00[2]	—
Net increase (decrease) from operations	(0.24)	(0.13)	0.38	(0.74)	0.18	0.45
Dividends from net investment income	(0.07)	—	—	(0.25)	(0.29)	(0.03)
Return of capital	—	—	—	(0.00)[2]	—	—
Total dividends and distributions	(0.07)	—	—	(0.25)	(0.29)	(0.03)
Net asset value, end of period	$6.22	$6.53	$6.66	$6.28	$7.27	$7.38
Total investment return[3]	(3.81)%	(1.80)%	6.05%	(10.17)%[4]	2.29%[5]	6.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.66%[6]	1.43%	1.27%	1.22%	1.20%	1.15%
Expenses after fee waivers and/or expense reimbursements	1.10%[6]	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	1.65%[6]	0.94%	0.68%	1.07%	0.84%	0.87%
Supplemental data:
Net assets, end of period (000's)	$26,567	$30,647	$98,018	$132,725	$192,777	$81,168
Portfolio turnover	14%	31%	48%	50%	54%	45%

1  Calculated using the average share method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder pay on Portfolio distributions or the redemption of Fund shares.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $128,212, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $86,068 for a trading error, both reimbursements had no impact on the Fund's total return.

5  During the year ended June 30, 2015, the Advisor reimbursed the Fund for a trading error in the amount of $2,068, which had no impact on the Fund's total return.

6  Annualized.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended	Years ended June 30,
	December 31, 2018
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.08	$11.52	$10.46	$11.27	$11.04	$9.79
Net investment income (loss)[1]	0.06	0.05	0.02	0.01	(0.00)[2]	0.02
Net realized and unrealized gain (loss)	(0.90)	0.68	1.27	(0.56)	0.23	1.36
Net increase from payment by Advisor	—	—	—	0.01	—	—
Net increase (decrease) from operations	(0.84)	0.73	1.29	(0.54)	0.23	1.38
Dividends from net investment income	—	(0.17)	(0.23)	(0.27)	—	(0.13)
Net asset value, end of period	$11.24	$12.08	$11.52	$10.46	$11.27	$11.04
Total investment return[3]	(7.04)%	6.34%	12.51%	(4.81)%[4]	2.08%	14.20%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.40%[5]	1.40%	1.39%	1.36%	1.32%	1.30%
Expenses after fee waivers and/or expense reimbursements	1.20%[5]	1.20%	1.25%	1.35%	1.32%	1.30%
Net investment income (loss)	0.94%[5]	0.39%	0.16%	0.09%	(0.01)%	0.17%
Supplemental data:
Net assets, end of period (000's)	$203,856	$159,678	$174,148	$190,813	$234,665	$309,296
Portfolio turnover	17%	54%	56%	60%	62%	49%

Class P

	Six months ended	Years ended June 30,
	December 31, 2018
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.34	$11.78	$10.69	$11.51	$11.25	$9.98
Net investment income[1]	0.07	0.08	0.05	0.04	0.03	0.05
Net realized and unrealized gain (loss)	(0.91)	0.68	1.30	(0.56)	0.23	1.39
Net increase from payment by Advisor	—	—	—	0.01	—	—
Net increase (decrease) from operations	(0.84)	0.76	1.35	(0.51)	0.26	1.44
Dividends from net investment income	—	(0.20)	(0.26)	(0.31)	—	(0.17)
Net asset value, end of period	$11.50	$12.34	$11.78	$10.69	$11.51	$11.25
Total investment return[3]	(6.96)%	6.56%	12.85%	(4.50)%[4]	2.31%	14.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.14%[5]	1.14%	1.12%	1.09%	1.04%	1.00%
Expenses after fee waivers and/or expense reimbursements	0.95%[5]	0.95%	1.00%	1.09%	1.04%	1.00%
Net investment income	1.16%[5]	0.64%	0.41%	0.34%	0.26%	0.51%
Supplemental data:
Net assets, end of period (000's)	$56,904	$64,009	$67,156	$91,004	$124,415	$129,417
Portfolio turnover	17%	54%	56%	60%	62%	49%
1  Calculated using the average share method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $316,557 which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions. If payment from Advisor was not made, the estimated total return would have been -4.90% for A shares and -4.59% for P shares.

5  Annualized.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P2

	Six months ended December 31, 2018 (unaudited)	Period ended June 30, 2018[1]
Net asset value, beginning of period	$9.40	$10.00
Net investment income[2]	0.06	0.03
Net realized and unrealized loss	(1.30)	(0.63)
Net decrease from operations	(1.24)	(0.60)
Dividends from net investment income	(0.05)	—
Net asset value, end of period	$8.11	$9.40
Total investment return[3]	(13.29)%	(5.90)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.45%[4]	4.39%[4]
Expenses after fee waivers and/or expense reimbursements	0.40%[4]	0.44%[4]
Net investment income	1.28%[4]	4.05%[4]
Supplemental data:
Net assets, end of period (000's)	$93,012	$94,349
Portfolio turnover	34%	0%

1  For the period June 4, 2018 (commencement of operations) through June 30, 2018.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements.

UBS Engage For Impact Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period is presented below:

For the period ended, December 31, 2018[1] (unaudited)
Net asset value, beginning of period	$10.00
Net investment income[2]	0.01
Net realized and unrealized loss	(0.69)
Net decrease from operations	(0.68)
Dividends from net investment income	(0.01)
Net asset value, end of period	$9.31
Total investment return[3]	(6.84)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	4.98%[4]
Expenses after fee waivers and/or expense reimbursements	0.85%[4]
Net investment income	0.30%[4]
Supplemental data:
Net assets, end of period (000's)	$10,296
Portfolio turnover	3%

1  For the period October 24, 2018 (commencement of operations) through December 31, 2018.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of the period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended	Years ended June 30,
	December 31, 2018
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.20	$9.58	$8.05	$9.47	$8.95	$7.55
Net investment income[1]	0.02	0.08	0.19	0.13	0.10	0.08
Net realized and unrealized gain (loss)	(1.31)	0.66	1.51	(1.47)	0.53	1.51
Net increase from payment by Advisor	—	—	—	0.01	—	—
Net increase (decrease) from operations	(1.29)	0.74	1.70	(1.33)	0.63	1.59
Dividends from net investment income	(0.06)	(0.12)	(0.17)	(0.09)	(0.11)	(0.19)
Distributions from net realized gains	(0.10)	—	—	—	—	—
Total dividends and distributions	(0.16)	(0.12)	(0.17)	(0.09)	(0.11)	(0.19)
Net asset value, end of period	$8.75	$10.20	$9.58	$8.05	$9.47	$8.95
Total investment return[2]	(12.71)%	7.67%	21.43%	(14.07)%[3]	7.14%	21.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.52%[4]	2.02%	2.25%	2.37%	2.47%	2.74%
Expenses after fee waivers and/or expense reimbursements	1.25%[4]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.38%[4]	0.79%	2.16%	1.59%	1.09%	0.91%
Supplemental data:
Net assets, end of period (000's)	$9,043	$8,049	$15,811	$5,204	$6,371	$7,541
Portfolio turnover	40%	43%	33%	114%	42%	137%

Class P

	Six months ended	Years ended June 30,
	December 31, 2018
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.23	$9.61	$8.08	$9.50	$8.99	$7.58
Net investment income[1]	0.03	0.14	0.14	0.16	0.13	0.09
Net realized and unrealized gain (loss)	(1.31)	0.63	1.58	(1.48)	0.51	1.53
Net increase from payment by Advisor	—	—	—	0.01	—	—
Net increase (decrease) from operations	(1.28)	0.77	1.72	(1.31)	0.64	1.62
Dividends from net investment income	(0.08)	(0.15)	(0.19)	(0.11)	(0.13)	(0.21)
Distributions from net realized gains	(0.10)	—	—	—	—	—
Total dividends and distributions	(0.18)	(0.15)	(0.19)	(0.11)	(0.13)	(0.21)
Net asset value, end of period	$8.77	$10.23	$9.61	$8.08	$9.50	$8.99
Total investment return[2]	(12.56)%	7.94%	21.68%	(13.83)%[3]	7.32%	21.65%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.23%[4]	1.70%	2.06%	2.12%	2.21%	2.45%
Expenses after fee waivers and/or expense reimbursements	1.00%[4]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.70%[4]	1.37%	1.65%	1.92%	1.40%	1.10%
Supplemental data:
Net assets, end of period (000's)	$90,020	$65,750	$19,952	$16,277	$17,103	$12,462
Portfolio turnover	40%	43%	33%	114%	42%	137%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  During the year ended June 30, 2016, the Advisor reimbursed the Fund $34,326, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $5,471 for a trading error. lf payment from Advisor was not made, the estimated total return would have been -14.18% for A shares and -13.94% for P shares.

4  Annualized.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended	Years ended June 30,
	December 31, 2018
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$20.74	$21.26	$17.75	$23.60	$24.76	$20.10
Net investment loss[1]	(0.07)	(0.17)	(0.15)	(0.13)	(0.16)	(0.21)
Net realized and unrealized gain (loss)	(3.53)	4.92	4.34	(3.89)	3.38	5.40
Net increase (decrease) from operations	(3.60)	4.75	4.19	(4.02)	3.22	5.19
Distributions from net realized gains	(1.95)	(5.27)	(0.68)	(1.83)	(4.38)	(0.53)
Net asset value, end of period	$15.19	$20.74	$21.26	$17.75	$23.60	$24.76
Total investment return[2]	(17.34)%	26.17%	23.75%	(17.58)%	15.61%	26.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.57%[3]	1.66%	1.56%	1.53%	1.51%	1.45%
Expenses after fee waivers and/or expense reimbursements	1.24%[3]	1.24%	1.24%	1.24%	1.35%	1.40%
Net investment loss	(0.67)%[3]	(0.83)%	(0.77)%	(0.65)%	(0.69)%	(0.92)%
Supplemental data:
Net assets, end of period (000's)	$21,892	$26,498	$27,464	$28,048	$46,813	$42,552
Portfolio turnover	32%	67%	50%	109%	64%	57%

Class P

	Six months ended	Years ended June 30,
	December 31, 2018
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$22.89	$22.92	$19.05	$25.11	$26.00	$21.01
Net investment loss[1]	(0.05)	(0.13)	(0.11)	(0.08)	(0.11)	(0.15)
Net realized and unrealized gain (loss)	(3.89)	5.37	4.66	(4.15)	3.60	5.67
Net increase (decrease) from operations	(3.94)	5.24	4.55	(4.23)	3.49	5.52
Distributions from net realized gains	(1.95)	(5.27)	(0.68)	(1.83)	(4.38)	(0.53)
Net asset value, end of period	$17.00	$22.89	$22.92	$19.05	$25.11	$26.00
Total investment return[2]	(17.23)%	26.50%	24.09%	(17.39)%	15.93%	26.79%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.25%[3]	1.34%	1.22%	1.17%	1.10%	1.09%
Expenses after fee waivers and/or expense reimbursements	0.99%[3]	0.99%	0.99%	0.99%	1.07%	1.09%
Net investment income	(0.42)%[3]	(0.58)%	(0.50)%	(0.40)%	(0.43)%	(0.61)%
Supplemental data:
Net assets, end of period (000's)	$74,497	$88,845	$75,770	$130,227	$178,495	$226,376
Portfolio turnover	32%	67%	50%	109%	64%	57%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements.

UBS U.S. Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended	Years ended June 30,
	December 31, 2018
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$34.44	$31.21	$25.51	$27.55	$25.03	$19.85
Net investment income[1]	0.13	0.16	0.14	0.21	0.14	0.11
Net realized and unrealized gain (loss)	(4.63)	3.20	5.84	(1.88)	2.50	5.23
Net increase (decrease) from operations	(4.50)	3.36	5.98	(1.67)	2.64	5.34
Dividends from net investment income	(0.32)	(0.13)	(0.28)	(0.37)	(0.12)	(0.16)
Net asset value, end of period	$29.62	$34.44	$31.21	$25.51	$27.55	$25.03
Total investment return[2]	(13.07)%	10.79%	23.61%	(6.13)%	10.61%	27.05%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.14%[3]	2.07%	2.04%	1.93%	1.56%	1.29%
Expenses after fee waivers and/or expense reimbursements	0.95%[3]	0.95%	0.95%	1.13%	1.20%	1.20%
Net investment income	0.77%[3]	0.48%	0.49%	0.81%	0.53%	0.47%
Supplemental data:
Net assets, end of period (000's)	$10,152	$10,586	$11,857	$9,774	$9,784	$9,478
Portfolio turnover	28%	166%	78%	57%	59%	55%

Class P

	Six months ended	Years ended June 30,
	December 31, 2018
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$34.60	$31.34	$25.61	$27.67	$25.14	$19.94
Net investment income[1]	0.17	0.25	0.21	0.26	0.20	0.16
Net realized and unrealized gain (loss)	(4.65)	3.21	5.87	(1.89)	2.52	5.27
Net increase (decrease) from operations	(4.48)	3.46	6.08	(1.63)	2.72	5.43
Dividends from net investment income	(0.40)	(0.20)	(0.35)	(0.43)	(0.19)	(0.23)
Net asset value, end of period	$29.72	$34.60	$31.34	$25.61	$27.67	$25.14
Total investment return[2]	(12.95)%	11.08%	23.87%	(5.91)%	10.90%	27.38%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.87%[3]	1.79%	1.76%	1.64%	1.07%	0.99%
Expenses after fee waivers and/or expense reimbursements	0.70%[3]	0.70%	0.70%	0.90%	0.95%	0.95%
Net investment income	1.00%[3]	0.74%	0.74%	1.00%	0.77%	0.71%
Supplemental data:
Net assets, end of period (000's)	$14,481	$17,182	$16,754	$15,147	$28,345	$126,735
Portfolio turnover	28%	166%	78%	57%	59%	55%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2018	Years ended June 30,			Period ended
	(unaudited)	2018	2017	2016	June 30, 2015[1]
Net asset value, beginning of period	$10.07	$10.23	$10.52	$9.94	$10.00
Net investment income[2]	0.09	0.16	0.15	0.17	0.09
Net realized and unrealized gain (loss)	0.08	(0.16)	(0.27)	0.59	(0.06)
Net increase (decrease) from operations	0.17	—	(0.12)	0.76	0.03
Dividends from net investment income	(0.09)	(0.16)	(0.15)	(0.18)	(0.09)
Distributions from net realized gains	—	—	(0.02)	—	—
Total dividends and distributions	(0.09)	(0.16)	(0.17)	(0.18)	(0.09)
Net asset value, end of period	$10.15	$10.07	$10.23	$10.52	$9.94
Total investment return[3]	1.68%	0.04%	(1.11)%	7.74%	0.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.04%[4]	1.03%	1.00%	1.15%	1.46%[4]
Expenses after fee waivers and/or expense reimbursements	0.65%[4]	0.65%	0.65%	0.65%	0.65%[4]
Net investment income	1.72%[4]	1.61%	1.42%	1.66%	1.43%[4]
Supplemental data:
Net assets, end of period (000's)	$13,324	$9,378	$21,007	$17,671	$10,929
Portfolio turnover[5]	14%	39%	60%	100%	72%

Class P

	Six months ended December 31, 2018	Years ended June 30,			Period ended
	(unaudited)	2018	2017	2016	June 30, 2015[1]
Net asset value, beginning of period	$10.06	$10.22	$10.52	$9.94	$10.00
Net investment income[2]	0.10	0.19	0.17	0.19	0.10
Net realized and unrealized gain (loss)	0.08	(0.16)	(0.28)	0.60	(0.05)
Net increase (decrease) from operations	0.18	0.03	(0.11)	0.79	0.05
Dividends from net investment income	(0.10)	(0.19)	(0.17)	(0.21)	(0.11)
Distributions from net realized gains	—	—	(0.02)	—	—
Total dividends and distributions	(0.10)	(0.19)	(0.19)	(0.21)	(0.11)
Net asset value, end of period	$10.14	$10.06	$10.22	$10.52	$9.94
Total investment return[3]	1.81%	0.30%	(0.97)%	8.01%	0.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.79%[4]	0.79%	0.77%	0.89%	1.23%[4]
Expenses after fee waivers and/or expense reimbursements	0.40%[4]	0.40%	0.40%	0.40%	0.40%[4]
Net investment income	1.96%[4]	1.88%	1.68%	1.89%	1.63%[4]
Supplemental data:
Net assets, end of period (000's)	$90,871	$107,153	$101,601	$90,146	$46,993
Portfolio turnover[5]	14%	39%	60%	100%	72%

1  For the period November 10, 2014 (commencement of operations) through June 30, 2015.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

5  Effective with the period ended June 30, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

See accompanying notes to financial statements.

UBS Sustainable Development Bank Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

Period ended December 31, 2018[1] (unaudited)
Net asset value, beginning of period	$10.00
Net investment income[2]	0.05
Net realized and unrealized gain	0.20
Net increase from operations	0.25
Dividends from net investment income	(0.05)
Net asset value, end of period	$10.20
Total investment return[3]	2.13%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.59%[4]
Expenses after fee waivers and/or expense reimbursements	0.25%[4]
Net investment income	2.68%[4]
Supplemental data:
Net assets, end of period (000's)	$15,747
Portfolio turnover	12%

1  For the period October 24, 2018 (commencement of operations) through December 31, 2018.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2018 (unaudited)	Year ended June 30, 2018	Period ended June 30, 2017[1]
Net asset value, beginning of period	$14.40	$14.94	$15.24
Net investment income[2]	0.23	0.47	0.25
Net realized and unrealized loss	(0.14)	(0.65)	(0.30)
Net increase (decrease) from operations	0.09	(0.18)	(0.05)
Dividends from net investment income	(0.21)	(0.36)	(0.25)
Return of capital	—	—	(0.00)[3]
Total dividends and distributions	(0.21)	(0.36)	(0.25)
Net asset value, end of period	$14.28	$14.40	$14.94
Total investment return[4]	0.42%	(1.12)%	(0.31)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.74%	1.45%	1.74%[5]
Expenses after fee waivers and/or expense reimbursements	0.75%	0.75%	0.75%[5]
Net investment income	3.22%	3.22%	2.28%[5]
Supplemental data:
Net assets, end of period (000's)	$405	$108	$44
Portfolio turnover	64%	236%	700%

Class P

	Six months ended	Year ended June 30,			Year ended September 30,
	December 31, 2018			Nine months ended
	(unaudited)	2018	2017	June 30, 2016[6]	2015	2014
Net asset value, beginning of period	$14.41	$14.94	$15.14	$14.98	$15.99	$15.89
Net investment income[2]	0.25	0.49	0.37	0.36	0.64	0.60
Net realized and unrealized gain (loss)	(0.15)	(0.63)	(0.18)	0.13	(0.96)	0.44
Net increase (decrease) from operations	0.10	(0.14)	0.19	0.49	(0.32)	1.04
Dividends from net investment income	(0.22)	(0.39)	(0.39)	(0.33)	(0.64)	(0.62)
Distributions from net realized gains	—	—	—	—	(0.05)	(0.32)
Return of capital	—	—	(0.00)[3]	—	—	—
Total dividends and distributions	(0.22)	(0.39)	(0.39)	(0.33)	(0.69)	(0.94)
Net asset value, end of period	$14.29	$14.41	$14.94	$15.14	$14.98	$15.99
Total investment return[4]	0.60%	(0.88)%	1.32%	3.33%	(2.05)%	6.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.51%	1.30%	1.29%	1.21%[5]	0.75%	0.83%
Expenses after fee waivers and/or expense reimbursements	0.50%	0.50%	0.50%	1.16%[5]	0.75%	0.83%
Net investment income	3.40%	3.29%	2.45%	3.22%[5]	4.04%	3.76%
Supplemental data:
Net assets, end of period (000's)	$38,100	$41,245	$49,919	$126,922	$131,473	$140,338
Portfolio turnover	64%	236%	700%	251%	26%	44%

1  For the period September 29, 2016 (commencement of operations) through June 30, 2017.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

6  On May 23, 2016 Class P shares of the UBS Total Return Bond Fund acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end management investment company (the "Predecessor Fund"). The UBS Total Return Bond Fund's Class P shares have adopted the historical performance of the Predecessor Fund. In connection with the Reorganization, the fiscal year end for UBS Total Return Bond Fund has changed from September 30th to June 30th. As such, the fiscal period ended June 30, 2016 for UBS Total Return Bond Fund reflects the nine month period from October 1, 2015 through June 30, 2016.

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements (unaudited)

Organization and significant accounting policies

The UBS Funds (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing seperate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has ten Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Sustainable Equity Fund, UBS Municipal Bond Fund, UBS Sustainable Development Bank Bond Fund, and UBS Total Return Bond Fund, (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of UBS Dynamic Alpha Fund, UBS Municipal Bond Fund, and the UBS Sustainable Development Bank Bond Fund which are classified as non-diversified for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Funds currently offer Class A and Class P shares, with the exception of UBS Emerging Markets Equity Opportunity Fund, which currently offers Class P2 shares only. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P and Class P2 shares have no service or distribution plan.

Prior to July 12, 2018, the Funds offered Class C shares. At the recommendation of UBS Asset Management (Americas) Inc., each Fund's investment advisor, the Board of Trustees of the Trust approved the closure of Class C of each Fund and the automatic conversion of Class C shares of each Fund into Class A shares of the same Fund (the "Conversion").

Effective on July 12, 2018 (the "Closure Date"), the Funds ceased offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, were not permitted after the Closure Date.

On October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of each Fund were automatically converted into Class A shares of the same Fund. From the Closure Date to the Conversion Date (the "Conversion Period"), the 12b-1 distribution fees (0.50% of average net assets for UBS Municipal Bond Fund and UBS Total Return Bond Fund, and 0.75% of average net assets for all other Funds) and any contingent deferred sales charges applicable to Class C shares were waived; 12b-1 service fees (0.25% of average net assets) continued to be assessed. During the Conversion Period, automatic reinvestment of Class C share dividend and capital gain distributions continued. Upon the conversion of Class C shares into Class A shares, each Class C shareholder owned Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any contingent deferred sales charges applicable to Class C shares were waived in connection with the conversion to Class A shares. The 12b-1 service fee applicable to Class A shares applies to the converted shares. It is anticipated that the conversion of Class C shares into Class A shares will be tax-free for federal income tax purposes.

The UBS Funds

Notes to financial statements (unaudited)

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under certain circumstances, shareholders of the Funds may receive payment for redemptions in securities rather than in cash.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): "Premium Amortization On Purchased Callable Debt Securities" ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for those annual periods, and interim periods within those annual periods, that begin after December 15, 2018. Management is currently assessing the potential impact of these changes to future financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the specific identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return

The UBS Funds

Notes to financial statements (unaudited)

of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day

The UBS Funds

Notes to financial statements (unaudited)

before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independednt pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

The UBS Funds

Notes to financial statements (unaudited)

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

Investments

Treasury Inflation Protected Securities: The Fund may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the U.S. Treasury. TIPS adjust for inflation based on changes in the published

The UBS Funds

Notes to financial statements (unaudited)

Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflationwhen the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Real estate investment trusts: Certain Funds may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time.

The UBS Funds

Notes to financial statements (unaudited)

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Short sales: UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

For the period ended December 31, 2018, UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund did not engage in short sale transactions.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

The UBS Funds

Notes to financial statements (unaudited)

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Funds would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At December 31, 2018, UBS Total Return Bond Fund had maximum payout amounts of approximately $1,500,000 relating to written put option contracts.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

The UBS Funds

Notes to financial statements (unaudited)

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts: Certain Funds may enter into forward foreign currency contracts in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward date. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain or loss on swap agreements, in addition to realized gain or loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to

The UBS Funds

Notes to financial statements (unaudited)

the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a pay-

The UBS Funds

Notes to financial statements (unaudited)

ment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2018.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2018 is reflected in the Statement of assets and liabilities.

The UBS Funds

Notes to financial statements (unaudited)

At December 31, 2018, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Futures contracts	$41,683	$—	$—	$95,817	$137,500
Forward foreign currency contracts	—	500,096	—	—	500,096
Swap agreements	—	—	91,670	—	91,670
Total value	$41,683	$500,096	$91,670	$95,817	$729,266

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Futures contracts	$(251,027)	$—	$—	$(726,711)	$(977,738)
Forward foreign currency contracts	—	(405,201)	—	—	(405,201)
Swap agreements	—	—	(135,095)	—	(135,095)
Total value	$(251,027)	$(405,201)	$(135,095)	$(726,711)	$(1,518,034)

During the period ended December 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[3]
Futures	$(54,749)	$—	$—	$(2,808,882)	$(2,863,631)
Forward foreign currency contracts	—	2,490,919	—	—	2,490,919
Swap agreements	—	—	(34,898)	—	(34,898)
	$(54,749)	$2,490,919	$(34,898)	$(2,808,882)	$(407,610)
Net change in unrealized appreciation (depreciation)[4]
Futures	$15,076	$—	$—	$332,358	$347,434
Forward foreign currency contracts	—	(2,119,293)	—	—	(2,119,293)
Swap agreements	—	—	42,700	—	42,700
Net change in appreciation (depreciation)	$15,076	$(2,119,293)	$42,700	$332,358	$(1,729,159)

Table footnotes begin on page 140.

The UBS Funds

Notes to financial statements (unaudited)

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Futures contracts	$1,677,619	$—	$—	$682,265	$2,359,884
Forward foreign currency contracts	—	1,164,884	—	—	1,164,884
Swap agreements	—	—	184,775	—	184,775
Total value	$1,677,619	$1,164,884	$184,775	$682,265	$3,709,543

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Futures contracts	$(562,739)	$—	$—	$(1,214,408)	$(1,777,147)
Forward foreign currency contracts	—	(890,952)	—	—	(890,952)
Swap agreements	—	—	(738,855)	—	(738,855)
Total value	$(562,739)	$(890,952)	$(738,855)	$(1,214,408)	$(3,406,954)

During the period ended December 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[3]
Futures	$(128,950)	$—	$—	$(1,956,940)	$(2,085,890)
Forward foreign currency contracts	—	1,704,630	—	—	1,704,630
Options purchased	—	—	—	(473,499)	(473,499)
Swap agreements	—	—	(60,088)	—	(60,088)
	$(128,950)	$1,704,630	$(60,088)	$(2,430,439)	$(914,847)
Net change in unrealized appreciation (depreciation)[4]
Futures	$13,894	$—	$—	$235,109	$249,003
Forward foreign currency contracts	—	(438,717)	—	—	(438,717)
Options purchased	—	—	—	665,930	665,930
Swap agreements	—	—	257,106	—	257,106
Net change in appreciation (depreciation)	$13,894	$(438,717)	$257,106	$901,039	$733,322

During the period ended December 31, 2018, net realized gains (losses) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Emerging Markets Equity Opportunity Fund
Net realized (loss)[3]
Forward foreign currency contracts	$—	$(2,764)	$—	$—	$(2,764)

Table footnotes begin on page 140.

The UBS Funds

Notes to financial statements (unaudited)

During the period ended December 31, 2018, net realized gains (losses) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Engage For Impact Fund
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(473)	$—	$—	$(473)

During the period ended December 31, 2018, net realized gains (losses) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS International Sustainable Equity Fund
Net realized (loss)[3]
Forward foreign currency contracts	$—	$(23,137)	$—	$—	$(23,137)

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Total Return Bond Fund
Futures contracts	$153,838	$—	$—	$—	$153,838
Forward foreign currency contracts	—	23,783	—	—	23,783
Swap agreements	—	—	19,569	—	19,569
Total value	$153,838	$23,783	$19,569	$—	$197,190

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Total Return Bond Fund
Futures contracts	$(60,301)	$—	$—	$—	$(60,301)
Forward foreign currency contracts	—	(28,387)	—	—	(28,387)
Options and swaptions written	—	—	(11,699)	—	(11,699)
Total value	$(60,301)	$(28,387)	$(11,699)	$—	$(100,387)

Table footnotes begin on page 140.

The UBS Funds

Notes to financial statements (unaudited)

During the period ended December 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Total Return Bond Fund
Net realized gain (loss)
Futures	$(99,329)	$—	$—	$—	$(99,329)
Forward foreign currency contracts	—	43,156	—	—	43,156
Options and swaptions purchased	(5,483)	(4,386)	—	—	(9,869)
Options and swaptions written	580	—	—	—	580
Swap agreements	17,905	—	(32,579)	—	(14,674)
	$(86,327)	$38,770	$(32,579)	$—	$(80,136)
Net change in unrealized appreciation (depreciation)
Futures	$56,863	$—	$—	$—	$56,863
Forward foreign currency contracts	—	(21,007)	—	—	(21,007)
Options and swaptions purchased	—	3,905	—	—	3,905
Options and swaptions written	—	—	(2,336)	—	(2,336)
Swap agreements	—	—	(532)	—	(532)
Net change in appreciation (depreciation)	$56,863	$(17,102)	$(2,868)	$—	$36,893

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

The UBS Funds

Notes to financial statements (unaudited)

At December 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS Dynamic Alpha Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$500,096	$(405,201)
Futures contracts[1]	137,500	(977,738)
Swap agreements[1]	91,670	(135,095)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	$729,266	$(1,518,034)
Derivatives not subject to MNA or similar agreements	(228,393)	1,112,833
Total gross amount of assets and liabilities subject to MNA or similar agreements	$500,873	$(405,201)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
BOA	$48,013	$—	$—	$48,013
CSI	17,100	—	—	17,100
HSBC	1,517	(1,517)	—	—
JPMCB	6,932	(6,932)	—	—
SSC	427,311	(236,364)	—	190,947
Total	$500,873	$(244,813)	$—	$256,060
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
CITI	$(6,280)	$—	$—	$(6,280)
HSBC	(32,906)	1,517	—	(31,389)
JPMCB	(129,651)	6,932	—	(122,719)
SSC	(236,364)	236,364	—	—
Total	$(405,201)	$244,813	$—	$(160,388)

Table footnotes begin on page 143

The UBS Funds

Notes to financial statements (unaudited)

At December 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

UBS Global Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$1,164,884	$(890,952)
Futures contracts[1]	2,359,884	(1,777,147)
Swap agreements[1]	184,775	(738,855)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	$3,709,543	$(3,406,954)
Derivatives not subject to MNA or similar agreements	(2,544,659)	2,516,002
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,164,884	$(890,952)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
BOA	$43,702	$(43,702)	$—	$—
CIBC	68,934	(44,550)	—	24,384
CITI	763,145	(199,092)	—	564,053
HSBC	24,452	(24,452)	—	—
JPMCB	45,398	(45,398)	—	—
SSC	219,253	(219,253)	—	—
Total	$1,164,884	$(576,447)	$—	$588,437
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
BB	$(1,243)	$—	$—	$(1,243)
BOA	(80,566)	43,702	—	(36,864)
CIBC	(44,550)	44,550	—	—
CITI	(199,092)	199,092	—	—
HSBC	(99,306)	24,452	—	(74,854)
JPMCB	(202,001)	45,398	—	(156,603)
SSC	(264,194)	219,253	—	(44,941)
Total	$(890,952)	$576,447	$—	$(314,505)

Table footnotes begin on page 143.

The UBS Funds

Notes to financial statements (unaudited)

At December 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS Total Return Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$23,783	$(28,387)
Futures contracts[1]	153,838	(60,301)
Swaptions written	—	(11,699)
Swap agreements[1]	19,569	—
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	$197,190	$(100,387)
Derivatives not subject to MNA or similar agreements	(153,838)	72,000
Total gross amount of assets and liabilities subject to MNA or similar agreements	$43,352	$(28,387)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
BB	$14,991	$—	$—	$14,991
CITI	22,137	—	—	22,137
GS	4,892	—	—	4,892
GSI	1,332	(1,332)	—	—
Total	$43,352	$(1,332)	$—	$42,020
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
GSI	$(28,387)	$1,332	$—	$(27,055)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

The UBS Funds

Notes to financial statements (unaudited)

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%

Fund	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $750 mm	$750 mm to $1.0 billion	$1.0 billion and over
UBS Emerging Markets Equity Opportunity Fund	0.900%	0.875%	0.850%	0.825%	0.750%
UBS Sustainable Development Bank Bond Fund	0.150	0.145	0.140	0.135	0.130
Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS International Sustainable Equity Fund	0.800%	0.750%	0.700%	0.675%	0.650%
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825
UBS U.S. Sustainable Equity Fund	0.700	0.650	0.600	0.575	0.550

Fund	All assets
UBS Engage For Impact Fund	0.750%
UBS Municipal Bond Fund	0.400
UBS Total Return Bond Fund	0.500

For UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS U.S. Sustainable Equity Fund, UBS Municipal Bond Fund, UBS Sustainable Development Bank Bond Fund, and UBS Total Return Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Funds' operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. The contractual fee waiver and/or expense reimbursement agreement for each Fund, except UBS International Sustainable Equity Fund, will remain in place through the period ending October 29, 2019. The fee waiver and/or expense reimbursement for UBS International Sustainable Equity Fund is irrevocable. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2018 were as follows:

Fund	Class A expense cap	Class P expense cap	Class P2 expense cap	Amount due to or (due from) advisor	Advisory fees incurred	Fees waived/ expenses reimbursed	Recoupments
UBS Dynamic Alpha Fund	1.35%	1.10%	—	$130,017	$291,973	$(170,555)	$—
UBS Global Allocation Fund	1.20	0.95	—	470,833	1,174,271	(238,092)	—
UBS Emerging Markets Equity Opportunity Fund	1.40	1.15	0.40%	(66,913)	403,957	(471,629)	—
UBS Engage For Impact Fund	1.10	0.85	—	34,197	10,244	(56,431)	—
UBS International Sustainable Equity Fund	1.25	1.00	—	105,575	411,182	(118,796)	—
UBS U.S. Small Cap Growth Fund	1.24	0.99	—	258,188	534,036	(168,453)	—

The UBS Funds

Notes to financial statements (unaudited)

Fund	Class A expense cap	Class P expense cap	Class P2 expense cap	Amount due to or (due from) advisor	Advisory fees incurred	Fees waived/ expenses reimbursed	Recoupments
UBS U.S. Sustainable Equity Fund	0.95%	0.70%	—	$(199,645)	$102,248	$(169,088)	$—
UBS Municipal Bond Fund	0.65	0.40	—	15,029	232,919	(221,101)	—
UBS Sustainable Development Bank Bond Fund	0.35	0.25	0.15%	42,021	3,403	(53,066)	—
UBS Total Return Bond Fund	0.75	0.50	—	(89,891)	100,012	(202,740)	—

Each Fund, except for UBS International Sustainable Equity Fund and UBS Emerging Markets Equity Opportunity Fund Class P2, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended December 31, 2018 are subject to repayment through June 30, 2022.

UBS Emerging Markets Equity Opportunity Fund Class P2 will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total expense ratio to exceed the contractual limit as then may be in effect for the class. The expenses reimbursed for the period ended December 31, 2018 are subject to repayment through June 30, 2022.

At December 31, 2018, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2019	Expires June 30, 2020	Expires June 30, 2021	Expires June 30, 2022
UBS Dynamic Alpha Fund—Class A	$372,551	$73,863	$78,717	$131,826	$88,145
UBS Dynamic Alpha Fund—Class C	140,675	44,827	39,316	56,532	—
UBS Dynamic Alpha Fund—Class P	692,030	194,170	197,801	217,649	82,410
UBS Global Allocation Fund—Class A	800,435	26,083	244,083	350,483	179,786
UBS Global Allocation Fund—Class C	439,281	60,816	163,331	215,134	—
UBS Global Allocation Fund—Class P	288,754	—	100,857	129,591	58,306
UBS Emerging Markets Equity Opportunity Fund—Class P2	133,950	—	—	68,961	64,989
UBS Engage For Impact Fund—Class P	56,431	—	—	—	56,431[1]
UBS U.S. Small Cap Growth Fund—Class A	357,455	109,706	92,631	111,537	43,581
UBS U.S. Small Cap Growth Fund—Class C	41,159	13,652	12,605	14,902	—
UBS U.S. Small Cap Growth Fund—Class P	960,179	274,790	289,826	270,691	124,872
UBS U.S. Sustainable Equity Fund—Class A	378,542	75,018	112,035	125,718	65,771
UBS U.S. Sustainable Equity Fund—Class C	66,353	17,727	23,567	21,746	3,313
UBS U.S. Sustainable Equity Fund—Class P	633,350	172,060	171,679	189,607	100,004
UBS Municipal Bond Fund—Class A	215,593	65,430	78,706	50,025	21,432
UBS Municipal Bond Fund—Class C	67,280	22,631	23,093	21,556	—
UBS Municipal Bond Fund—Class P	1,248,066	271,844	356,454	420,099	199,669
UBS Sustainable Development Bank Bond Fund—Class P	53,066	—	—	—	53,066[1]
UBS Total Return Bond Fund—Class A	1,492	—	193[2]	278	1,020
UBS Total Return Bond Fund—Class C	1,047	—	431[2]	463	152
UBS Total Return Bond Fund—Class P	1,155,291	42,595	543,959	367,169	201,568

1  For the period from October 24, 2018 (commencement of operations) through December 31, 2018.

2  For the period from September 29, 2016 (commencement of operations) through June 30, 2017.

The UBS Funds

Notes to financial statements (unaudited)

Each Fund pays UBS AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2018, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$3,957	$25,762
UBS Global Allocation Fund	16,965	110,088
UBS Emerging Markets Equity Opportunity Fund	5,678	33,663
UBS Engage For Impact Fund	640	1,024
UBS International Sustainable Equity Fund	6,350	38,548
UBS U.S. Small Cap Growth Fund	6,884	47,121
UBS U.S. Sustainable Equity Fund	1,660	10,955
UBS Municipal Bond Fund	6,620	43,672
UBS Sustainable Development Bank Bond Fund	1,018	1,702
UBS Total Return Bond Fund	5,085	15,002

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2018, if any, have been included near the end of each Fund's Portfolio of investments.

During the period ending December 31, 2018, UBS Global Allocation Fund received proceeds from affiliated fund that was previously liquidated in the amount of $263,116.

During the period ended December 31, 2018, the Funds listed below paid broker commissions to affiliates of the investment advisor as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within investments at cost of unaffiliated issuers, and the Statement of operations within net realized gain (loss) on, and/or change in net unrealized appreciation (depreciation) on investments and/or futures contracts.

Fund	UBS Group AG
UBS Global Allocation Fund	$403
UBS Emerging Markets Equity Opportunity Fund	5,100
UBS International Sustainable Equity Fund	1,096

Service and distribution plans

UBS AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans ("the Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C1
UBS Dynamic Alpha Fund	0.25%	1.00%
UBS Global Allocation Fund	0.25	1.00
UBS Emerging Markets Equity Opportunity Fund	0.25	—
UBS Engage For Impact Fund	0.25	—
UBS International Sustainable Equity Fund	0.25	0.25
UBS U.S. Small Cap Growth Fund	0.25	1.00
UBS U.S. Sustainable Equity Fund	0.25	1.00

The UBS Funds

Notes to financial statements (unaudited)

Fund	Class A	Class C1
UBS Municipal Bond Fund	0.25%	0.75%
UBS Sustainable Development Bank Bond Fund	0.10	—
UBS Total Return Bond Fund	0.25	0.75

1  Effective July 12, 2018, the distribution fees for Class C were terminated and on October 12, 2018, Class C shares of each Fund were automatically converted into Class A shares of the same Fund.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. At December 31, 2018, certain Funds owed UBS AM (US) service and distribution fees, and for the period ended December 31, 2018, certain Funds were informed by UBS AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned by distributor
UBS Dynamic Alpha Fund—Class A	$14,942	$—
UBS Dynamic Alpha Fund—Class C	(19,288)	—
UBS Global Allocation Fund—Class A	88,797	2,575
UBS Global Allocation Fund—Class C	(147,586)	—
UBS International Sustainable Equity Fund—Class A	3,124	3,593
UBS International Sustainable Equity Fund—Class C	(4,135)	—
UBS U.S. Small Cap Growth Fund—Class A	10,140	6,793
UBS U.S. Small Cap Growth Fund—Class C	(6,600)	—
UBS U.S. Sustainable Equity Fund—Class A	5,559	2,925
UBS U.S. Sustainable Equity Fund—Class C	(6,103)	—
UBS Municipal Bond Fund—Class A	5,440	1,743
UBS Municipal Bond Fund—Class C	(8,110)	29
UBS Total Return Bond Fund—Class A	130	473
UBS Total Return Bond Fund—Class C	(63)	—

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Funds pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Funds' transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2018, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total delegated service fees as follows:

Fund	Delegated services fees earned
UBS Dynamic Alpha Fund	$14,767
UBS Global Allocation Fund	45,463
UBS Emerging Markets Equity Opportunity Fund	7,284
UBS Engage For Impact Fund	200
UBS International Sustainable Equity Fund	4,762
UBS U.S. Small Cap Growth Fund	2,882
UBS U.S. Sustainable Equity Fund	1,407
UBS Municipal Bond Fund	7,006
UBS Sustainable Development Bank Bond Fund	213
UBS Total Return Bond Fund	532

The UBS Funds

Notes to financial statements (unaudited)

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Institutional U.S. Government Money Market Fund, which is included in each Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Funds' lending agent.

At December 31, 2018, the following Funds had securities on loan at value, cash collateral and non-cash collateral as follows:

Funds	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
UBS Global Allocation Fund	$4,017,854	$3,151,316	$949,953	$4,101,269	US Treasury Notes and US Treasury Bills
UBS Engage For Impact Fund	606,073	361,644	252,808	614,452	US Treasury Notes and US Treasury Bills
UBS International Sustainable Equity Fund	3,813,221	3,522,975	431,775	3,954,750	US Treasury Notes and US Treasury Bills
UBS U.S. Small Cap Growth Fund	18,568,032	12,556,432	6,171,594	18,728,026	US Treasury Notes and US Treasury Bills
UBS U.S. Sustainable Equity Fund	1,279,854	456,310	825,694	1,282,004	US Treasury Notes and US Treasury Bills
UBS Total Return Bond Fund	21,271	21,650	—	21,650

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The table below represents the disaggregation at December 31, 2018 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total amount of recognized
Fund	Equity securities	Corporate bonds	liabilities for securities lending transactions
UBS Global Allocation Fund	$4,101,269	$—	$4,101,269
UBS Engage For Impact Fund	614,452	—	614,452
UBS International Sustainable Equity Fund	3,954,750	—	3,954,750
UBS U.S. Small Cap Growth Fund	18,728,026	—	18,728,026
UBS U.S. Sustainable Equity Fund	1,282,004	—	1,282,004
UBS Total Return Bond Fund	—	21,650	21,650

The UBS Funds

Notes to financial statements (unaudited)

Bank line of credit

The Funds participate with other funds managed by UBS AM in a $125 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization.

For the period ended December 31, 2018, UBS Global Allocation Fund had borrowings as follows:

Fund	Average daily amount of borrowing outstandng	Days outstanding	Interest expense	Weighted average annualized interest rate
UBS Global Allocation Fund	$603,265	1	$58	3.470%

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2018, following Funds recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS Global Allocation Fund	$849
UBS U.S. Small Cap Growth Fund	5,774
UBS U.S. Sustainable Equity Fund	263

Purchases and sales of securities

For the period ended December 31, 2018, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales
UBS Dynamic Alpha Fund	$5,044,676	$6,425,081
UBS Global Allocation Fund	38,407,752	48,560,368
UBS Emerging Markets Equity Opportunity Fund	51,496,738	29,595,350
UBS Engage For Impact Fund*	10,777,307	209,606
UBS International Sustainable Equity Fund	73,299,370	38,556,337
UBS U.S. Small Cap Growth Fund	39,691,779	38,521,873
UBS U.S. Sustainable Equity Fund	8,100,471	9,532,946
UBS Municipal Bond Fund	15,501,294	28,516,457
UBS Sustainable Development Bank Bond Fund*	16,515,866	1,326,620
UBS Total Return Bond Fund	24,467,816	27,624,253

*  Commenced operations on October 24, 2018.

The UBS Funds

Notes to financial statements (unaudited)

Shares of beneficial interest

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds for the period ended December 31, 2018 were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,733,516	$10,885,266	29	$172	229,764	$1,482,266
Shares repurchased	(1,090,477)	(6,817,745)	(2,041,453)	(11,835,820)	(696,575)	(4,463,925)
Dividends reinvested	43,541	263,858	—	—	47,271	293,081
Net increase (decrease)	686,580	$4,331,379	(2,041,424)	$(11,835,648)	(419,540)	$(2,688,578)

UBS Global Allocation Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	6,674,364	$78,565,107	368	$4,343	251,654	$3,045,664
Shares repurchased	(1,750,934)	(20,608,389)	(7,102,702)	(81,393,805)	(487,946)	(5,916,765)
Net increase (decrease)	4,923,430	$57,956,718	(7,102,334)	$(81,389,462)	(236,292)	$(2,871,101)

UBS Emerging Markets Equity Opportunity Fund

	Class P2
	Shares	Amount
Shares sold	4,631,288	$38,628,110
Shares repurchased	(3,211,120)	(26,624,181)
Dividends reinvested	14,186	113,629
Net increase	1,434,354	$12,117,558

UBS Engage For Impact Fund*

	Class P
	Shares	Amount
Shares sold	1,648,123	$16,586,634
Shares repurchased	(542,749)	(5,476,664)
Dividends reinvested	694	6,441
Net increase	1,106,068	$11,116,411

*  Commenced operations on October 24, 2018.

UBS International Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	308,936	$2,983,139	68	$677	5,582,510	$55,891,949
Shares repurchased	(81,577)	(752,413)	(306,357)	(2,896,134)	(1,930,436)	(18,187,264)
Dividends reinvested	16,761	146,495	—	—	186,593	1,632,689
Net increase (decrease)	244,120	$2,377,221	(306,289)	$(2,895,457)	3,838,667	$39,337,374

The UBS Funds

Notes to financial statements (unaudited)

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	277,561	$5,508,043	64	$1,074	809,739	$18,844,941
Shares repurchased	(256,156)	(5,255,160)	(220,983)	(3,573,188)	(807,134)	(14,813,075)
Dividends reinvested	141,687	2,146,557	—	—	498,552	8,450,452
Net increase (decrease)	163,092	$2,399,440	(220,919)	$(3,572,114)	501,157	$12,482,318

UBS U.S. Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	48,959	$1,642,949	339	$11,279	20,440	$701,166
Shares repurchased	(16,939)	(570,160)	(53,037)	(1,701,888)	(35,900)	(1,210,918)
Dividends reinvested	3,335	98,945	—	—	6,157	183,215
Net increase (decrease)	35,355	$1,171,734	(52,698)	$(1,690,609)	(9,303)	$(326,537)

UBS Municipal Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	549,584	$5,478,464	—	$—	1,278,420	$12,848,564
Shares repurchased	(175,776)	(1,766,503)	(481,289)	(4,785,209)	(3,038,412)	(30,435,592)
Dividends reinvested	7,946	79,737	1,430	14,361	74,209	744,544
Net increase (decrease)	381,754	$3,791,698	(479,859)	$(4,770,848)	(1,685,783)	$(16,842,484)

UBS Sustainable Development Bank Bond Fund*

	Class P
	Shares	Amount
Shares sold	2,542,683	$25,498,071
Shares repurchased	(1,002,261)	(10,072,730)
Dividends reinvested	3,910	39,529
Net increase	1,544,332	$15,464,870

*  Commenced operations on October 24, 2018.

UBS Total Return Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,873	$297,187	—	$—	9,773	$137,996
Shares repurchased	(150)	(2,126)	(4,388)	(62,527)	(238,948)	(3,424,641)
Dividends reinvested	172	2,451	30	431	33,433	477,788
Net increase (decrease)	20,895	$297,512	(4,358)	$(62,096)	(195,742)	$(2,808,857)

The UBS Funds

Notes to financial statements (unaudited)

For the period ended June 30, 2018, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	31,316	$204,659	9,602	$58,365	442,351	$2,955,988
Shares repurchased	(1,904,131)	(12,419,160)	(846,800)	(5,135,444)	(10,476,773)	(70,241,614)
Net decrease	(1,872,815)	$(12,214,501)	(837,198)	$(5,077,079)	(10,034,422)	$(67,285,626)

UBS Global Allocation Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	289,406	$3,564,575	28,848	$341,578	409,046	$5,029,324
Shares repurchased	(2,359,162)	(28,667,203)	(1,571,007)	(18,660,574)	(1,007,646)	(12,508,312)
Dividends reinvested	179,487	2,178,965	46,140	547,419	81,201	1,006,085
Net decrease	(1,890,269)	$(22,923,663)	(1,496,019)	$(17,771,577)	(517,399)	$(6,472,903)

UBS Emerging Markets Equity Opportunity Fund*

	Class P2
	Shares	Amount
Shares sold	10,035,301	$94,963,376
Shares repurchased	(2,851)	(26,410)
Net increase	10,032,450	$94,936,966

*  Commencement of operations on June 4, 2018.

UBS International Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	196,951	$2,054,040	102,906	$1,044,928	4,773,953	$50,967,066
Shares repurchased	(1,064,788)	(10,673,023)	(16,388)	(170,155)	(460,563)	(4,898,577)
Dividends reinvested	6,904	73,043	1,637	16,928	37,265	395,005
Net increase (decrease)	(860,933)	$(8,545,940)	88,155	$891,701	4,350,655	$46,463,494

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	290,435	$5,750,755	14,650	$247,378	557,112	$12,279,415
Shares repurchased	(595,980)	(11,835,852)	(88,717)	(1,456,115)	(786,334)	(17,089,357)
Dividends reinvested	291,339	5,232,441	65,635	934,650	803,594	15,911,159
Net increase (decrease)	(14,206)	$(852,656)	(8,432)	$(274,087)	574,372	$11,101,217

The UBS Funds

Notes to financial statements (unaudited)

UBS U.S. Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	15,561	$523,438	7,139	$232,242	29,771	$994,129
Shares repurchased	(89,463)	(2,989,898)	(21,726)	(698,276)	(70,821)	(2,388,437)
Dividends reinvested	1,343	44,336	—	—	3,057	101,176
Net decrease	(72,559)	$(2,422,124)	(14,587)	$(466,034)	(37,993)	$(1,293,132)

UBS Municipal Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	87,495	$891,300	43,409	$445,022	3,312,184	$33,748,266
Shares repurchased	(1,225,823)	(12,579,549)	(137,287)	(1,392,979)	(2,764,240)	(28,033,046)
Dividends reinvested	15,594	158,836	4,802	48,795	161,035	1,635,604
Net increase (decrease)	(1,122,734)	$(11,529,413)	(89,076)	$(899,162)	708,979	$7,350,824

UBS Total Return Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	8,147	$118,949	3,138	$46,135	710	$10,588
Shares repurchased	(3,666)	(54,433)	(1,738)	(26,088)	(542,478)	(8,047,420)
Dividends reinvested	65	950	56	815	63,417	937,087
Net increase (decrease)	4,546	$65,466	1,456	$20,862	(478,351)	$(7,099,745)

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The UBS Funds

Notes to financial statements (unaudited)

The tax character of distributions paid during the fiscal year ended June 30, 2018 was as follows:

	2018
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from long term realized capital gains	Total distributions paid
UBS Global Allocation Fund	$—	$4,090,862	$—	$4,090,862
UBS International Sustainable Equity Fund	—	515,646	—	515,646
UBS U.S. Small Cap Growth Fund	—	2,899,291	20,871,646	23,770,937
UBS U.S. Sustainable Equity Fund	—	153,050	—	153,050
UBS Municipal Bond Fund	2,305,211	887	—	2,306,098
UBS Total Return Bond Fund	—	1,216,036	—	1,216,036

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis current fiscal year will be determined after the Trust's fiscal year ending June 30, 2019.

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at December 31, 2018 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS Dynamic Alpha Fund	$66,346,971	$1,242,949	$(11,278,430)	$(10,035,481)
UBS Global Allocation Fund	260,074,500	14,024,891	(27,185,269)	(13,160,378)
UBS Emerging Markets Equity Opportunity Fund	105,432,515	1,469,865	(11,239,456)	(9,769,591)
UBS Engage For Impact Fund	11,135,632	38,101	(837,508)	(799,407)
UBS International Sustainable Equity Fund	114,127,269	826,930	(15,258,884)	(14,431,954)
UBS U.S. Small Cap Growth Fund	106,043,620	17,422,582	(13,073,548)	4,349,034
UBS U.S. Sustainable Equity Fund	29,139,671	792,902	(5,021,216)	(4,228,314)
UBS Municipal Bond Fund	105,703,350	675,049	(1,022,615)	(347,566)
UBS Sustainable Development Bank Bond Fund	16,128,024	275,057	—	275,057
UBS Total Return Bond Fund	38,687,485	452,464	(1,129,481)	(677,017)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2018, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Dynamic Alpha Fund	$16,063,911	$12,318,050	$28,381,961
UBS Municipal Bond Fund	874,634	18,810	893,444
UBS Total Return Bond Fund	2,443,941	1,102,286	3,546,227

The UBS Funds

Notes to financial statements (unaudited)

At June 30, 2018, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Expiration dates
Fund	June 30, 2019
UBS Dynamic Alpha Fund	$46,428,719

During the fiscal year ended June 30, 2018, the following Funds utilized capital loss carryforwards to offset current capital gains:

Fund	Amount
UBS Dynamic Alpha Fund	$1,104,248
UBS Global Allocation Fund	29,685,921
UBS International Sustainable Equity Fund	2,960,490
UBS U.S. Sustainable Equity Fund	6,741,326

During the fiscal year ended June 30, 2018, the following Funds had capital loss carryforwards expire un-utilized:

Fund	Amount
UBS Dynamic Alpha Fund	$202,927,795
UBS Global Allocation Fund	833,882,020
UBS International Sustainable Equity Fund	5,690,042
UBS U.S. Sustainable Equity Fund	73,195,633

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2018, the following Funds incurred and elected to defer qualified late year losses of the following:

		Post October capital loss
Fund	Late year ordinary loss	Short-term losses	Long-term losses
UBS Dynamic Alpha Fund	$237,385	$—	$—
UBS Global Allocation Fund	111,619	—	—

ASC 740-10 "Income Taxes-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of December 31, 2018, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended December 31, 2018, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended December 31, 2018 or since inception in the case of UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS Municipal Bond Fund, and UBS Sustainable Development Bank Bond Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds

Board approval of investment advisory agreements (unaudited)

At a meeting (the "Meeting") of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Asset Management (Americas) Inc. (the "Advisor") and its affiliates, considered the initial approval of the investment advisory agreements (each, an "Advisory Agreement" and together, the "Advisory Agreements") between the Trust and the Advisor for each of UBS Engage For Impact Fund and UBS Sustainable Development Bank Bond Fund (the "Funds").

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the approval of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services to be provided by the Advisor to the Funds; (ii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds; and (iii) whether economies of scale will be realized by the Advisor with respect to the Funds, as they grow larger, and the extent to which the economies of scale are reflected in the level of the proposed management fees to be charged.

Nature, Extent, and Quality of Services.

In considering the nature, extent, and quality of the services to be provided by the Advisor to the Funds, the Board reviewed the material presented by the Advisor describing the various services to be provided to the Funds. The Board noted that in addition to investment management services, the Advisor would provide the Funds with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals that will be providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for other series of the Trust and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's proposed portfolio management process for each Fund.

The Board also noted and discussed the services that the Advisor and its affiliates would provide to the Funds under other agreements with the Trust including administration services to be provided by the Advisor, underwriting services to be provided by UBS Asset Management (US) Inc., and sub-transfer agency services to be provided by UBS Financial Services Inc. In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others, to the existing series of the Trust. The Board also discussed the compliance program for the Advisor. After analyzing the services to be provided by the Advisor to the Funds, both quantitatively and qualitatively, including the likely impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services expected to be provided to the Funds were consistent with the operational requirements of the Funds, and would meet the needs of the Funds' shareholders.

Performance.

The Board also noted that, as the Funds had not yet commenced investment operations, there was no investment performance for either the Funds or the Advisor in managing the Funds for the Board to evaluate.

Fund Fees and Expenses.

When considering the fees and expenses to be borne by each Fund, and the reasonableness of the management fees to be paid to the Advisor in light of the services to be provided to each Fund, the Board compared the fees to be charged by the Advisor to each Fund to the fees charged to the funds in its peer group for comparable services.

The UBS Funds

Board approval of investment advisory agreements (unaudited) (concluded)

In examining these reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the anticipated actual management fee rate and total expenses for each Fund were comparable to similar funds. The Board also considered that the Advisor had agreed to an expense limit arrangement through October 29, 2019. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability.

The Board noted that the Advisor could not report any financial results from its relationship with the Funds because the Funds had not yet commenced investment operations, and thus, the Board could not evaluate the profitability of the Funds. The Board considered the expected "fall-out" or ancillary benefits to the Advisor and its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment adviser to the Funds. The Board then concluded that the level of profits to be realized by the Advisor and its affiliates with respect to the Funds, if any, were expected to be reasonable in relation to the nature and quality of the services that were to be provided.

Economies of Scale.

The Board also discussed whether economies of scale will be realized by the Advisor with respect to the Funds, as they grows larger, and the extent to which this is reflected in the level of advisory fees to be charged. The Board noted that, because the Funds had not yet commenced investment operations, economies of scale were not likely to be realized in the near future.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the approval of the Advisory Agreement for each Fund was in the best interests of the respective Fund and its shareholders.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S1627

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of The UBS Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.  Exhibits.

(a)     (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)     (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)     (3)  Written solicitation to purchase securities under Rule 23c-1 under the Investment Company         Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(a)     (4) Change in the registrant’s independent public accountant - not applicable to the registrant.

(b)     Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The UBS Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	March 11, 2019

By:	/s/ Joanne Kilkeary
Joanne Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	March 11, 2019